UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12
NOVAGOLD RESOURCES INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DONLIN GOLD

DONLIN GOLD
DONLIN GOLD

DONLIN GOLD

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

AND MANAGEMENT INFORMATION CIRCULAR

MAY 15, 2025

NOVAGOLD

DONLIN GOLD

DONLIN GOLD

NOVAGOLD RESOURCES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date:	May 15, 2025

Time:	1:00 p.m. Pacific Time

Location:	Live Webcast at: www.virtualshareholdermeeting.com/NG2025

Record Date:	March 19, 2025

The purposes of the annual meeting (the “Meeting”) are to:

1.

receive the Annual Report of the Directors of the Company (the “Directors”) containing the consolidated financial statements of the Company for the year ended November 30, 2024, together with the Report of the Auditors thereon;

2.	elect Directors of the Company for the forthcoming year;

3.	appoint the Auditors of the Company for the forthcoming year and to authorize the Directors through the Audit Committee to fix the Auditors’ remuneration;

4.	consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s Named Executive Officers; and

5.	transact such further and other business as may properly come before the Meeting or any adjournment thereof.

The specific details of the matters currently proposed to be put before the Meeting are set forth in the Circular accompanying and forming part of this Notice.

Only Shareholders of record at the close of business on March 19, 2025, are entitled to receive notice of the Meeting and to vote at the Meeting.

To assure your representation at the Meeting, please complete, sign, date and return your voted proxy which will be delivered to you separately, whether or not you plan to attend. Sending your proxy will not prevent you from voting in person at the Meeting.

All proxies completed by registered shareholders must be returned to the Company:

•	by online proxy via the following website: www.proxyvote.com no later than May 13, 2025, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time);

•	by telephone by calling (800) 690-6903 and following the instructions, no later than May 13, 2025, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); or

•

by requesting a paper copy of the proxy materials and mailing a completed proxy card to Broadridge at 51 Mercedes Way, Edgewood, NY 11717, Attn: Proxy Department, for receipt no later than May 13, 2025, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

Non-registered shareholders whose shares are registered in the name of an intermediary should carefully follow voting instructions provided by the intermediary. A more detailed description on returning proxies by non-registered shareholders can be found on page 3 of the attached Circular.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 (toll-free in North America) or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

Your vote is important. We encourage you to vote promptly.

Internet and telephone voting are available through 4:00 p.m. Eastern Time on May 13, 2025.

By Order of the Board of Directors of

NOVAGOLD RESOURCES INC.

Gregory A. Lang

President and Chief Executive Officer

Vancouver, British Columbia

March 24, 2025

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to invite you to NOVAGOLD’s 2025 Annual General Meeting of Shareholders.

Please read this Circular as it contains important, detailed information about the meeting agenda, who is eligible to vote, how to vote, the Director nominees, our governance practices, and compensation of our executives and Directors.

NOVAGOLD RESOURCES INC. (the “Company” or “NOVAGOLD”) values engagement with our shareholders, whether at the annual meeting, at investment conferences, in one-on-one meetings, or via the Company’s electronic and social media communication channels. The Company’s Circular provides an important opportunity to reach every shareholder. This year, we thought it would be helpful to:

1.	summarize the items in this Circular being presented to shareholders for their vote,

2.	highlight NOVAGOLD’s corporate governance practices, and

3.	describe the Company’s shareholder engagement program.

We are providing these materials in connection with the solicitation by the NOVAGOLD Board of Directors of proxies to be voted at our 2025 annual meeting of shareholders and at any adjournment or postponement of that meeting. The annual meeting of shareholders will be held in a virtual format on May 15, 2025, at 1:00 p.m. Pacific Time.

Our 2025 annual meeting of shareholders will be held in a virtual format only. Shareholders are encouraged to cast their vote in advance by proxy and participate from any geographic location with internet connectivity or by telephone. We believe this is an important step to enhancing accessibility to our annual meeting for all our shareholders and reducing the carbon footprint of our activities. Shareholders may view a live webcast of the annual meeting. Registered shareholders and duly appointed proxyholders may submit questions digitally during the meeting at www.virtualshareholdermeeting.com/NG2025. Questions may also be submitted to management and the Board prior to the meeting via email at info@novagold.com.

Matters for Shareholder Voting

At this year’s annual general meeting, we are asking our shareholders to vote on the following matters:

Proposal 1: Election of Directors

The Board of Directors recommends a vote FOR the election of the director nominees named in this proxy statement. See pages 7-9 and 12-23 for further information on the nominees.

Proposal 2: Appointment of PricewaterhouseCoopers LLP as independent auditor for 2025

The Board of Directors recommends a vote FOR this proposal. See pages 9-11 for details.

Proposal 3: Advisory Approval of Executive Compensation

The Board of Directors recommends a vote FOR this proposal. See page 11 for details.

The Board of Directors knows of no other matters to be presented for action at the annual meeting. If any matter is presented from the floor of the annual meeting, the individuals serving as proxies intend to vote on these matters in the best interest of all shareholders. Your signed proxy gives this authority to Gregory Lang or Tricia Pannier.

Please refer to the information on pages 1-6, which describes how to cast your vote, how to attend the meeting virtually, and other frequently asked questions.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

Governance Highlights

NOVAGOLD is committed to maintaining robust corporate governance practices. Strong corporate governance helps us achieve our performance goals and maintain the trust and confidence of our investors, employees, regulatory agencies and other stakeholders. Our corporate governance practices are described in more detail on pages 91-101 and on the Governance page of our website at www.novagold.com.

Director Independence

•  Eight of our ten nominees are independent

•  All of our key Board committees (Audit, Compensation, and Corporate Governance and Nominations) are composed exclusively of independent Directors

•  Our CEO is the only executive Director

Board Leadership	• The positions of Chairman and CEO are separate • Our Board has appointed an independent Lead Director

Accountability and Shareholder Rights

•  Extensive proxy season shareholder engagement involved reaching out to holders of approximately 84% of our issued and outstanding Common Shares in 2024

•  Proactive Shareholder engagement is a year-round activity, not limited to proxy season

•  All Directors stand for election annually

•  In uncontested elections, Directors must be elected by a majority of votes cast

•  Eligible shareholders may nominate Directors and submit other proposals for consideration at annual meetings; see “Shareholder Proposals” on page 103 below for details on timing and other requirements for submitting shareholder proposals

Board Practices and Governance

•  Our Board regularly reviews its effectiveness

•  The Board has created five standing committees to oversee specific areas of importance to the Company which report to the Board on a regular basis. The Board has ultimate oversight of all matters of strategic importance to the Company

•  The Board has adopted a Board Charter to formalize its practices and responsibilities

•  The Board has adopted a Diversity, Equity and Inclusion Policy

•  The independent Directors meet in executive session without the presence of management or the non-independent Directors immediately following each regular Board meeting

Share Ownership

•  Our Directors must hold at least $128,400 (3 times their annual retainer) worth of NOVAGOLD common stock within five years of joining the Board

•  Our CEO must, within five years of commencement of employment, hold NOVAGOLD common stock valued at an amount at least equal to five times his annual base pay (recently increased from three times his annual base pay)

•  Our CFO and COO must, within five years of commencement of employment, hold NOVAGOLD common stock valued at an amount at least equal to two times their annual base pay

•  Hedging or pledging of NOVAGOLD stock is prohibited for Directors as well as employees

•  NOVAGOLD encourages its employees to be shareholders in the Company by making share-based compensation and employee stock purchase programs available to all employees

Board Oversight of Risk Management

•  Our Board reviews NOVAGOLD’s systematic approach to identifying and assessing risks faced by NOVAGOLD and its projects which practice is reflected in the NOVAGOLD Integrated Risk Management Policy adopted in August 2022

•  In January 2023 the Company adopted a Climate Change Policy and a Biodiversity Policy to set out the approach NOVAGOLD takes to address its contributions to and impacts of climate change and biodiversity with reference to its operations

•  See the chart on the following page for a description of the Board’s allocation of risk assessment oversight

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

Board Oversight of Risk Management

BOARD OF DIRECTORS

•  Oversight of environmental, social, and governance (ESG) and climate change matters and the related risk management process.

•  Development of business strategy and major resource allocation.

•  Leadership of management succession planning.

•  Business conduct and compliance oversight.

•  Review of reports from board committees with specific risk oversight responsibilities.

AUDIT COMMITTEE

•  Oversight of enterprise risk management activities of NOVAGOLD, including cybersecurity and the activities of the Company’s IT Steering Committee is composed of employees including the VP & CFO.

•  Oversight of the staffing and performance of NOVAGOLD’s internal audit function.

•  Oversight of integrity of NOVAGOLD’s financial statements and internal control over financial reporting.

•  Responsible for the appointment, compensation, and oversight of NOVAGOLD’s independent registered public accounting firm.

•  Oversight of NOVAGOLD’s finance requirements, plans, and strategies.

•  Reports to the board following each regular committee meeting.

COMPENSATION COMMITTEE

•  Oversight of compensation-related risks and overall executive compensation philosophy as further described under “Risk Assessment of Compensation Policies and Practices” in our CD&A.

•  Responsible for executive succession planning recommendations to the Board.

•  Reports to the board following each regular committee meeting.

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE

•  Overall corporate governance leadership.

•  Provide recommendations regarding board and committee composition and performance in accordance with the board charter, board service policy, board diversity, equity, and inclusion policy, and the committee charter.

•  Oversight of regulatory compliance and corporate initiatives.

•  Reports to the board following each regular committee meeting.

ENGINEERING AND TECHNICAL COMMITTEE

•  Advise board on engineering and technical aspects of project site operations and capital projects, including oversight of the development, implementation and monitoring of the Company’s policies, project site operations, and capital project plans.

•  Reports to the board following each regular committee meeting.

SUSTAINABILITY COMMITTEE

•  Oversight of both development and implementation of NOVAGOLD’s health, safety. environment, and sustainability policies, including climate change and biodiversity.

•  Provide strategic direction to management regarding community relations and government affairs matters.

•  Review NOVAGOLD’s disclosures containing environmental, health, safety, and sustainability information.

•  Reports to the board following each regular committee meeting.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

What’s New?

What changed in 2024? Anthony Walsh retired from the Company’s Board of Directors resulting in the Board reducing its size to ten seats. Three of the ten current Directors are women. David Ottewell retired as the Company’s Vice President and Chief Financial Officer in July. Peter Adamek was hired as the Company’s new Vice President and Chief Financial Officer to succeed Mr. Ottewell. Richard Williams, who has served as the Company’s Vice President, Engineering and Development since 2013, was promoted to Vice President and Chief Operating Officer.

Environmental, Social and Governance Highlights

In 2024, NOVAGOLD published its 2023 sustainability report with detailed environmental, social and governance (“ESG”) information about NOVAGOLD and its flagship Donlin Gold project which is available on NOVAGOLD’s website at www.novagold.com/sustainability. The detailed sustainability information aligns with the Task Force on Climate Related Financial Disclosures (“TCFD”) framework. The 2023 Sustainability Report marks the first time NOVAGOLD’s reporting aligns with Global Reporting Initiative (“GRI”) standards. We plan to issue a Sustainability Report in the first half of 2025 reporting on the Company’s ESG goals, activities, and performance during fiscal year 2024. NOVAGOLD will update the ESG information on its website regularly and will continue to report on NOVAGOLD’s ESG goals and performance annually. We hope you find this information useful and informative.(1)

Shareholder Engagement

Maintaining an active shareholder engagement program continues to be a high priority for the Company and is an integral part of our corporate governance practices. The Board Chair, CEO, and Vice President of Corporate Communications meet regularly with large shareholders, and the Company’s Corporate Communications team is very responsive to shareholder inquiries regardless of ownership level.

In 2024, NOVAGOLD placed calls to or met in person with all its shareholders owning 50,000 shares or more; in other words, NOVAGOLD contacted or attempted to contact its owners holding approximately 84% of the Company’s issued and outstanding Common Shares entitled to vote at NOVAGOLD’s 2024 annual meeting of shareholders. We plan to continue to regularly engage with our shareholders.

Conclusion

More information about NOVAGOLD can be found in the Annual Report on Form 10-K for the fiscal year ended November 30, 2024, which is available on the Company’s website at www.novagold.com, on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

The Board and management team wish to thank you for your continued confidence in NOVAGOLD.

Sincerely,

Gregory A. Lang

President and Chief Executive Officer, Director

(1)	The contents of our website and our Sustainability Report are referenced for general information only and are not incorporated by reference in this Proxy Circular.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	i

MANAGEMENT INFORMATION CIRCULAR

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

Solicitation of Proxies

THIS MANAGEMENT INFORMATION CIRCULAR (this “Circular”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT AND THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR THE “BOARD”) OF NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”), whose executive office is located at 201 South Main Street, Suite 400, Salt Lake City, Utah 84111, USA, for use at the Annual General Meeting of the Shareholders (the “Shareholders”) of the Company to be held virtually at www.virtualshareholdermeeting/NG2025 on Thursday, May 15, 2025, at 1:00 p.m. Pacific time (the “Meeting”) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. This Circular, the accompanying Notice of Meeting and the form of proxy were first made available to Shareholders on March 24, 2025.

Solicitation of proxies from registered Shareholders will primarily be by mail or courier, supplemented by telephone or other personal contact by employees or agents of the Company at nominal cost, and all costs thereof will be paid by the Company. The Company has retained Kingsdale Advisors to provide a broad array of strategic advisory, governance, strategic communications, digital and investor campaign services on a global retainer basis in addition to certain fees accrued during the life of the engagement upon the discretion and direction of the Company. Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

There are two kinds of non-registered, or beneficial, Shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners). In accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to send the Notice of Meeting, this Circular and the related form of proxy or voting instruction form indirectly to the NOBOs and to the OBOs through their intermediaries. Unless required by the rules of the NYSE American, the Company does not intend to pay for intermediaries to forward to OBOs, under NI 54-101, the Notice Package (as defined below), and in the case of an OBO, the OBO will not receive these materials unless the OBO’s intermediary assumes the cost of delivery.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

Notice and Access

The Company uses the “Notice and Access” provisions in securities laws that permit the Company to forego mailing paper copies of this Circular and proxy-related materials to Shareholders and instead make them available for review, print and download via the Internet. Registered and non-registered Shareholders have received a Notice Package (as defined below) but will not receive a paper copy of this Circular or the proxy-related materials unless they request such documents as described in the Notice Package.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company has distributed a notice (the “Notice Package”) in the form prescribed by SEC rules to the clearing agencies and intermediaries for onward distribution to non-registered Shareholders of the website location where non-registered Shareholders may access the Notice of Meeting, this Circular, the instrument of proxy (collectively, the “Meeting Materials”) and an annual report for the Company’s fiscal year ended November 30, 2024. Intermediaries are required to forward the Notice Package to non-registered Shareholders unless a non-registered Shareholder has waived the right to receive Meeting Materials. Typically, intermediaries will use a service company (such as Broadridge Financial Services Inc. (“Broadridge”)) to forward the Notice Package to non-registered Shareholders.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	1

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

General

Unless otherwise specified, the information in this Circular is current as of March 6, 2025. Unless otherwise indicated, all references to “$” or “US$” in this Circular refer to United States dollars. References to “C$” in this Circular refer to Canadian dollars. The Bank of Canada exchange rate of a U.S. dollar to a Canadian dollar on November 29, 2024 was 1.4010.

Copies of the Meeting Materials, as well as the Company’s annual report containing the financial statements to be presented at the Meeting and related MD&A, can be obtained under the Company’s profile at www.sedarplus.ca, at www.sec.gov, at www.novagold.com or by entering your 16-digit control number provided in your Notice Package at www.proxyvote.com.

Record Date and Quorum

The Board of Directors of the Company has fixed the record date for the Meeting as the close of business on March 19, 2025 (the “Record Date”). If a person acquires ownership of shares subsequent to the Record Date such person may establish a right to vote by delivering evidence of ownership of common shares of the Company (“Common Shares”) satisfactory to the Board and a request to be placed on the voting list to Blake, Cassels & Graydon LLP, the Company’s legal counsel, at 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC, V6E 4E5, Canada, Attention: Trisha Robertson. Subject to the above, all registered holders of Common Shares at the close of business on the Record Date will be entitled to vote at the Meeting. No cumulative rights are authorized, and dissenter’s rights are not applicable to any matters being voted upon. Each registered Shareholder will be entitled to one vote per Common Share.

Two or more persons present in person or by proxy representing at least 25% of the Common Shares entitled to vote at the Meeting will constitute a quorum at the Meeting.

Voting Standards

Broker non-votes occur when a beneficial owner who holds company stock through a broker does not provide the broker with voting instructions as to any matter on which the broker is not permitted to exercise its discretion and vote without specific instruction. As a result, the broker will inform the inspector of election that it does not have the authority to vote on the matter with respect to those shares. Broker non-votes may exist in connection with the election of directors and all proposals other than the appointment of auditors.

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes

Election of Directors	For; Withhold	Plurality of votes – the nominees receiving the highest number of votes, up to ten, at the meeting will be elected*	No effect

Appointment of Auditors	For; Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)

Approval of other matters: • Non-Binding Advisory Vote on Executive Compensation	For; Against; Abstain	Simple majority of votes cast (only votes “for” and “against” are considered votes cast)	No effect

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

2	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

*

In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the Majority Voting Policy requires that the nominee shall tender their written resignation to the Chair of the Board. See “Election of Directors” for a description of the Company’s Majority Voting Policy.

The Board of Directors unanimously recommends that Shareholders vote FOR the Election of Directors, Appointment of Auditors, and Non-Binding Advisory Vote on Executive Compensation.

How to Vote

Registered Shareholders

Registered Shareholders can vote their shares before the meeting online at www.proxyvote.com, by calling the phone number included on the voting card, or by mailing a completed voting card. Registered Shareholders may also vote online during the virtual meeting at www.virtualshareholdermeeting.com/NG2025. Have the 16-digit control number from your voting materials available when casting your vote.

Shareholders who do not wish to attend the Meeting or do not wish to vote at the Meeting can vote by proxy. A registered Shareholder must return the completed proxy to the Company:

•	by online proxy via the following website: www.proxyvote.com no later than May 13, 2025 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time);

•	by telephone by calling (800) 690-6903 and following the instructions, no later than May 13, 2025 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); or

•

by requesting a paper copy of the proxy materials and mailing a completed proxy card to Broadridge at 51 Mercedes Way, Edgewood, NY 11717, Attn: Proxy Department, for receipt no later than May 13, 2025, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

The persons named in the form of proxy are officers or directors of the Company (the “Directors”). Each Shareholder has the right to appoint a person or entity (who need not be a Shareholder) to attend and act for them and on their behalf at the Meeting other than the persons designated in the form of proxy. Such right may be exercised by striking out the names of the persons designated on the form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the Board.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

Non-Registered Shareholders

The information set forth in this section is of significant importance to many Shareholders of the Company, as a substantial number of Shareholders do not hold Common Shares in their own name. Shareholders who do not hold their Common Shares in their own name (i.e. non-registered or beneficial Shareholders) should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by The Depository Trust Company), respectively. Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered Shareholder except in limited cases for certain “routine” matters. An example of a “routine” matter includes the appointment of the Auditors, which is considered the only “routine” matter to be voted upon at the Meeting. Otherwise, without specific instructions, a broker and its agents and nominees are prohibited from voting Common Shares for the broker’s clients, which is generally referred to as a “broker non-vote.” Therefore,

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	3

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

non-registered Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such Shareholders want their votes to count on all matters to be decided at the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from non-registered Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered Shareholders in order to ensure that their shares are voted at the Meeting. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge.

Although a non-registered Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of their broker (or an agent of the broker), a non-registered Shareholder may attend the Meeting as the proxyholder for a registered Shareholder and vote the Common Shares in that capacity. Non-registered Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as the proxyholder for a registered Shareholder should follow the voting instructions provided by the broker, bank or other nominee.

Non-registered shareholders who do not object to their name being made known to the Company may be contacted by Kingsdale Advisors to assist in conveniently voting their NOVAGOLD Common Shares directly by telephone. NOVAGOLD may also utilize the Broadridge QuickVote™ service to assist such shareholders with voting their NOVAGOLD Common Shares.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

Electronic Delivery of Meeting Materials

Non-registered shareholders are asked to consider signing up for electronic delivery (“E-delivery”) of the Meeting materials. E-delivery has become a convenient way to make distribution of materials more efficient and is an environmentally responsible alternative by eliminating the use of printed paper and the carbon footprint of the associated mail delivery process. Signing up is quick and easy, go to www.proxyvote.com and sign in with your control number, vote for the resolutions at the meeting and following your vote confirmation, you will be able to select the electronic delivery box and provide an email address. Having registered for electronic delivery, going forward you will receive your Meeting materials by email and will be able to vote on your device by simply following a link in the email sent by your financial intermediary, provided your intermediary supports this service.

Exercise of Proxies

On any ballot that may be called for, the Common Shares represented by a properly executed proxy given in favor of the person(s) designated in the form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is specified, the proxy will confer discretionary authority and will be voted in favor of all matters referred to on the form of proxy.

The proxy also confers discretionary authority to vote for, withhold or abstain from voting, or vote against, amendments or variations to matters identified in the Notice of Meeting and with respect to other matters not specifically mentioned in the Notice of Meeting but which may properly come before the Meeting. Management has no present knowledge of any amendments or variations to matters identified in the Notice of Meeting or any business other than that referred to in the accompanying Notice of Meeting which will be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the management designees named in the proxy to vote in accordance with the recommendations of the Company’s management.

Proxies must be received by Broadridge no later than May 13, 2025, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time). The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at their discretion, without notice.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

4	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

Participating in the Annual Meeting

The Company is conducting a virtual Meeting so Shareholders can participate from any geographic location with Internet connectivity.

•

To participate in the Meeting, including to vote, Registered Shareholders must access the Meeting website at www.virtualshareholdermeeting.com/NG2025 and enter the 16-digit control number found on the voting materials provided to you with this Circular. Shareholders wishing to appoint themselves or another person as their proxyholder to vote at the virtual Meeting must complete the proxy appointment process by following the instructions provided on www.proxyvote.com or the instructions from their bank or broker. If you appoint someone else as your proxyholder, the online appointment process will enable you to set up your proxyholder’s login credentials for the Meeting. Shareholders and others may view the Meeting by logging in as a guest.

•

Whether or not you plan to participate in the Meeting, it is important that your shares be represented and voted. We encourage you to access www.proxyvote.com or follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card to vote by telephone or mail in advance of the Meeting.

•

Shareholders can submit appropriate questions during the Meeting through www.virtualshareholdermeeting.com/NG2025 which will be addressed as practical in the question-and-answer session following the formal business portion of the Meeting. Additionally, Shareholders may submit appropriate questions prior to the Meeting via email at info@novagold.com. Submitting questions ahead of the Meeting ensures thoughtful responses from management and the Board. Additional information regarding the rules and procedures for participating in the Meeting will be set forth in our Meeting rules of conduct, which Shareholders can view during the Meeting at www.virtualshareholdermeeting.com/NG2025.

•

We encourage you to access the Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/NG2025 approximately 15 minutes before the meeting starts on May 15, 2025.

•

Shareholders who encounter any difficulties accessing the Meeting at www.virtualshareholdermeeting.com/NG2025 during the online check-in or Meeting time are invited to call the technical support number that will be posted on the Meeting log in page for assistance.

Revocation of Proxies

A Shareholder who has given a proxy may revoke it at any time insofar as it has not been exercised. In addition to any other manner permitted by law, a Shareholder who has given an instrument of proxy may revoke it before it is voted by: i) delivering a later-dated proxy, or ii) providing written notice to the Company’s legal counsel, Blake, Cassels & Graydon LLP, at 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC, V6E 4E5, Canada, Attention: Trisha Robertson, at any time up to and including the last business day preceding the Meeting at which the proxy is to be used, or any adjournment thereof. In the case of registered Shareholders, their previously delivered proxy may also be revoked before it is exercised by voting virtually at the Meeting.

Voting Shares and Principal Holders Thereof

As of March 6, 2025, the Company had 334,646,571 Common Shares issued and outstanding without nominal or par value. Each Common Share is entitled to one vote. Except as otherwise noted in this Circular, a simple majority of votes cast at the Meeting, whether in person or by proxy, will constitute approval of any matter submitted to a vote.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	5

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

The following table sets forth certain information regarding the ownership of the Company’s Common Shares as of March 6, 2025, by each Shareholder known to the Company who beneficially owns, or exercises control or direction over, directly or indirectly, more than 5% of the outstanding Common Shares of the Company as of that date, based solely on such person’s most recent Schedules 13D or 13G or Form 4 filed with the SEC.

Name of Shareholder	Number of Shares Beneficially Owned	Percentage of Outstanding Voting Securities(3)

Electrum Strategic Resources LP (“Electrum”)(1)	84,856,456(2)	25.36%

Paulson & Co. Inc.	27,238,061	8.14%

First Eagle Investment Management, LLC	26,086,808	7.80%

BlackRock, Inc.	20,248,939	6.05%

Lingotto Investment Management LLP	20,199,418	6.04%

Kopernik Global Investors, LLC	18,129,009	5.42%

(1)

Dr. Thomas Kaplan (Chairman of the Board) also serves as the Chairman and Chief Executive Officer of The Electrum Group LLC (“The Electrum Group”), a privately held global natural resources investment management company which manages the portfolio of Electrum.

(2)	Includes 5,286,977 Common Shares held by affiliates of Electrum.
(3)	As of March 6, 2025, the Company had 334,646,571 common shares issued and outstanding.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

6	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

MATTERS TO BE ACTED UPON AT MEETING

Election of Directors

According to the Articles of the Company, the Board shall consist of not less than three and no more than such number of Directors to be determined by resolution of Shareholders. The number of Directors has been set at ten.

The proposed nominees in the list that follows, in the opinion of management, are well qualified to direct the Company’s activities for the ensuing year and have confirmed their willingness to serve as Directors, if elected. The term of office of each Director elected will be until the next annual meeting of the Shareholders of the Company or until a successor is elected or appointed, unless the Director’s office is vacated earlier, in accordance with the Articles of the Company and the provisions of the Business Corporations Act (British Columbia).

The Board has adopted a Majority Voting Policy stipulating that Shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such Director was duly elected as a matter of corporate law, the Director shall immediately tender their written resignation to the Chair of the Board. The Corporate Governance and Nominations Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation. No Director who is required to tender their resignation pursuant to this policy shall participate in the Corporate Governance and Nominations Committee’s deliberations or recommendations or in the Board’s deliberations or determination. The Board must take formal action on the Corporate Governance and Nominations Committee’s recommendation within 90 days of the date of the applicable Shareholders’ meeting and shall announce its decision promptly by press release, including the reasons for its decision. The resignation will be effective when accepted by the Board. The Board will be expected to accept the resignations tendered pursuant to this policy, absent exceptional circumstances. If the Board declines to accept a resignation tendered pursuant to this policy, it will include in the press release the reason or reasons for its decision. See “Statement of Corporate Governance Policies – Majority Voting Policy.”

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the election of the nominees whose names are set forth below. If, prior to the Meeting, any of the listed nominees shall become unavailable to serve, the persons designated in the proxy form will have the right to use their discretion in voting for a properly qualified substitute. Management does not contemplate presenting for election any person other than these nominees but, if for any reason management does present another nominee for election, the proxy holders named in the accompanying form of proxy reserve the right to vote for such other nominee at their discretion unless the Shareholder has specified otherwise in the form of proxy.

Name, Province or State and Country of Residence	Age	Independence	Principal Occupation	Director Since	2024 AGM Votes in Favor(12) (%)	Meets Share Ownership Guidelines(13)

Dr. Elaine Dorward-King Utah, USA(1)(5)	67	Independent	Corporate Director	2020	96.63	In Progress(7)

Dr. Diane Garrett(2)(3) Texas, USA	65	Independent	President and CEO of Hycroft Mining Holding Corporation	2018	99.65	Yes(8)

Dr. Thomas Kaplan(4) New York, USA	62	Non- Independent	Chairman and Chief Executive Officer of The Electrum Group	2011	99.01	Yes

Hume Kyle(2)(6) Ontario, Canada	64	Independent	Corporate Director	2023	99.54	In Progress(11)

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	7

MATTERS TO BE ACTED UPON AT MEETING

Name, Province or State and Country of Residence	Age	Independence	Principal Occupation	Director Since	2024 AGM Votes in Favor(12) (%)	Meets Share Ownership Guidelines(13)

Gregory Lang(3)(5) Texas, USA	70	Non- Independent	President and Chief Executive Officer of NOVAGOLD RESOURCES INC.	2012	99.15	Yes(9)

Kalidas Madhavpeddi(1)(5) Arizona, USA	69	Independent	President of Azteca Consulting LLC	2007	97.44	Yes

Kevin McArthur(2)(3) Nevada, USA	70	Independent	Corporate Director	2022	98.72	In Progress(10)

Daniel Muñiz Quintanilla(1)(3) Madrid, Spain	51	Independent	Founding Partner, Axkan Capital Partners S.L.	2023	95.99	In Progress(11)

Ethan Schutt(5)(6) Alaska, USA	51	Independent	Executive Vice President and General Counsel of Bristol Bay Native Corporation	2019	99.34	Yes

Dawn Whittaker(2)(6) Ontario, Canada	64	Independent	Corporate Director	2023	99.43	In Progress(11)

(1)	Member of the Compensation Committee.
(2)	Member of the Corporate Governance and Nominations Committee.
(3)	Member of the Engineering and Technical Committee.
(4)	Chairman of the Board.
(5)	Member of the Sustainability Committee.
(6)	Member of the Audit Committee.
(7)	Dr. Dorward-King was elected to the Board in May 2020 and has until May 2025 to meet the Share Ownership Guidelines.
(8)

Dr. Garrett exceeded the Share Ownership Guidelines as of November 30, 2020, and since her share ownership has not decreased (and has, in fact, increased) from that date, she is deemed to meet the Company’s Share Ownership Guidelines for Directors.

(9)

Mr. Lang has met his share ownership requirements as President and Chief Executive Officer as of November 30, 2024. See “Executive Share Ownership” beginning on page 56 for details on share ownership guidelines for Executive Officers.

(10)	Mr. McArthur was elected to the Board in May 2022 and has until May 2027 to meet the Share Ownership Guidelines.
(11)	Mr. Kyle, Mr. Muñiz, and Ms. Whittaker were elected to the Board in May 2023 and have until May 2028 to meet the Share Ownership Guidelines.
(12)	See NOVAGOLD’s news release and Report of Voting Results filed on SEDAR+ May 21, 2024.
(13)

Based on share ownership as of November 30, 2024. The Board adopted a policy requiring each Director to maintain a minimum holding of Common Shares and/or DSUs equal to $128,400. See “Directors’ Share Ownership” beginning on page 74 for details on the number of securities beneficially owned, or controlled or directed, directly or indirectly, by each proposed Director.

Mr. Kyle, a nominee for Director of the Company, served as a non-executive director of Stornoway Diamond Corporation (“Stornoway”) until November 1, 2019. Stornoway filed for protection under the Canadian Companies’ Creditors Arrangement Act (the “CCAA”) on September 9, 2019. The CCAA process was concluded by order of the Superior Court of Quebec in November 2019 and Stornoway’s operating subsidiary emerged from such process, continuing its operations on a going concern basis after the successful implementation of Stornoway’s restructuring transactions. In November 2019, Stornoway made a voluntary assignment into bankruptcy pursuant to the Canadian Bankruptcy and Insolvency Act.

Mr. Muñiz, a nominee for Director of the Company, serves as a non-executive director of Gatos Silver, Inc. (“Gatos”). On March 18, 2022, Gatos announced a delay in the filing of its annual report on Form 10-K for the year ended December 31, 2021, and the CEO and CFO certificates relating to the annual filings beyond the prescribed deadline. On May 13, 2022, August 5, 2022 and November 11, 2022, Gatos announced a delay in the filing of its interim financial filings on Form 10-Q and the CEO and CFO certificates relating to the quarterly filings beyond the prescribed deadlines, for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022, respectively. Gatos applied to the applicable Canadian securities regulatory authorities for a management cease trade order which was

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

8	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

MATTERS TO BE ACTED UPON AT MEETING

granted on April 1, 2022, and subsequently further management cease trade orders were granted on April 12, 2022 and July 7, 2022. All the filing defaults were remedied and all of the foregoing management cease trade orders were allowed to lapse/expire as of June 29, 2023.

Dr. Dorward-King, a nominee for Director of the Company, serves as a non-executive director of Nevada Copper Corp. (“Nevada Copper”). Nevada Copper and five affiliated companies filed a voluntary petition for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court for the District of Nevada on June 10, 2024. On August 20, 2024, the British Columbia Securities Commission issued a cease trade order against Nevada Copper for failure to file interim financial statements for the period ended June 30, 2024, which has not been remedied to date. Nevada Copper’s common shares and warrants were delisted from the Toronto Stock Exchange as of the close of business on August 21, 2024.

Refer to the Section titled “Information Concerning the Board of Directors, Director Nominees, and Executive Officers” beginning on page 12 of this Circular for further information regarding the above Directors and Director nominees.

Appointment of Auditors

The independent auditors of the Company are PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), located at 250 Howe Street, Suite 1400, Vancouver, British Columbia, Canada. PwC were last appointed auditors of the Company (“Auditors”) on May 16, 2024, by the Shareholders. The Shareholders will be asked at the Meeting to vote for the appointment of PwC as Auditors until the next annual meeting of the Shareholders of the Company or until a successor is appointed, at a remuneration to be fixed by the Directors through the Audit Committee. To the Company’s knowledge, a representative from PwC will be present virtually at the Meeting and will be available to respond to appropriate questions. PwC will also be permitted to make a statement if it so desires.

Principal Accountant Fees and Services

PwC fees for the fiscal years ended November 30, 2024, and 2023 were as follows:

	Year Ended November 30

	2024		2023

Audit Fees(1)	C$	372,700	C$	350,000

Audit Related Fees(2)	C$	21,400		Nil

Tax Fees(3)		Nil		Nil

All Other Fees(4)	C$	2,700		1,000

Total	C$	396,800	C$	351,000

(1)

“Audit Fees” are the aggregate fees billed or expected to be billed by PwC for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” This category comprises fees billed for review and advisory services associated with the Company’s financial reporting.

(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are fees charged by PwC for services not described above. The fees billed by PwC in this category were for software licensing.

Pre-Approval Policies and Procedures

All services to be performed by the Company’s Auditors must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the Auditors’ independence and

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	9

MATTERS TO BE ACTED UPON AT MEETING

has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Auditors, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported were pre-approved by the Audit Committee.

Report of the Audit Committee

2024 Highlights:

•	No qualified audit opinion

•	No material weaknesses in internal controls over financial reporting

The Audit Committee (referred to in this section as the “Committee”) reviewed and discussed with management and the Company’s Auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024. Management and PwC indicated that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. Management confirmed that no Company funds were expended in support of any political candidates or other political campaigns. The Committee discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. The Committee has received the written disclosures and the letter from PwC and discussed with PwC matters covered by Public Company Accounting Oversight Board (PCAOB) standards, including PCAOB AS 1301 Communications with Audit Committees and the Critical Audit Matter (CAM) reported in the Company’s fiscal year 2024 audit. In addition, the Committee reviewed and discussed management’s report on internal control over financial reporting, which includes internal controls over cybersecurity and information technology systems, and the related audits performed by PwC, which confirmed the effectiveness of the Company’s internal control over financial reporting. There were no material weaknesses in the Company’s internal control over financial reporting. The Committee also discussed with PwC its independence from the Company and management, including the communications PwC is required to provide to the Committee under applicable PCAOB rules. PwC assigned a new partner to oversee the Company’s audit beginning with fiscal year 2023 in accordance with SEC rules requiring a change in audit partner every five years. The Committee considered the non-audit services provided by PwC to the Company and concluded that the auditors’ independence has been maintained. Based on the foregoing reviews and discussions, the Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2024, for filing with the SEC, which Annual Report is available on the Company’s website at www.novagold.com, under the Company’s profile on EDGAR at www.sec.gov, and on SEDAR+ at www.sedarplus.ca. Finally, the Committee conducted a comprehensive review of PwC’s overall performance and determined PwC should serve as the Company’s Auditor for the ensuing year and made such recommendation to the Board. The Board agreed and is asking Shareholders to approve PwC as the Company’s Auditor for the ensuing year.

Audit Committee of the Board

Hume Kyle, Chair

Ethan Schutt

Dawn Whittaker

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

10	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

MATTERS TO BE ACTED UPON AT MEETING

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the appointment of PwC as auditors of the Company until the next annual meeting of Shareholders or until a successor is appointed, at a remuneration to be fixed by the Directors through the Audit Committee.

Additional Matters to be Acted Upon

Non-Binding Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our Shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation received by Gregory Lang, Richard Williams, Peter Adamek, and David Ottewell (retired), (together, the “Named Executive Officers” or “NEOs”) during fiscal year 2024. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed under the “Compensation Discussion and Analysis” section of this Circular.

Our executive compensation program is designed to recruit and retain key individuals and reward them with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly. To align executive pay with both the Company’s performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (also known as “at-risk compensation”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of their total compensation deemed “at-risk” increases. Shareholders are urged to read the “Compensation Discussion and Analysis” section of this Circular, which more thoroughly discusses how our compensation policies and procedures are aligned with our compensation philosophy.

We are asking our Shareholders to indicate their support for our NEO compensation as described in this Circular by voting FOR the following resolution:

BE IT RESOLVED, as an ordinary resolution, that the compensation paid to the named executive officers in fiscal year 2024, as disclosed in the Company’s 2025 Circular pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of our Shareholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. The Board believes that submitting the non-binding vote on compensation of the Company’s NEOs to Shareholders on an annual basis is appropriate for the Company and its Shareholders at this time.

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the approval of the non-binding resolution approving the compensation paid to the NEOs as disclosed in this Circular.

Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor, by telephone at 1-866-228-8818 or 1-416-623-2514 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com. To obtain information about voting your NOVAGOLD Common Shares, please visit www.NOVAGOLDAGM.com.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	11

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Directors, Director nominees and executive officers. The term for each Director expires at the next annual meeting of Shareholders or at such time as a qualified successor is appointed, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the Shareholders or upon delivery or submission to the Company of the Director’s written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earliest of the date the officer’s resignation becomes effective, the date a successor is appointed or the officer ceases to be qualified for that office, or the date the officer is terminated by the Board of Directors of the Company. The name, location of residence, age, and office held by each Director, Director nominee and executive officer, current as of March 6, 2025, has been furnished by each of them and is presented in the following table. Unless otherwise indicated, the address of each current Director, and executive officer in the table set forth on the following page is care of NOVAGOLD, 201 South Main Street, Suite 400, Salt Lake City, Utah 84111, United States.

12	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

					Committee Memberships

Name and Municipality of Residence	Age	In Position Since	Position Held	Independent	AC	CC	SUS	CGN	E&T

Dr. Elaine Dorward-King Utah, USA	67	2020	Lead Director	⚫		⚫	⚫ C

Dr. Diane Garrett Texas, USA	65	2017	Director	⚫				⚫	⚫

Dr. Thomas Kaplan New York, USA	62	2011	Board Chair

Hume Kyle Ontario, Canada	64	2023	Director	⚫	⚫ C			⚫

Gregory Lang Texas, USA	70	2012	Director, President and CEO				⚫		⚫

Kalidas Madhavpeddi Arizona, USA	69	2007	Director	⚫		⚫ C	⚫

Kevin McArthur Nevada, USA	70	2022	Director	⚫				⚫	⚫ C

Daniel Muñiz Quintanilla Madrid, Spain	51	2023	Director	⚫		⚫			⚫

Ethan Schutt Alaska, USA	51	2019	Director	⚫	⚫		⚫

Dawn Whittaker Ontario, Canada	64	2023	Director	⚫	⚫			⚫ C

David Ottewell Arizona, USA	64	2012- 2024	Vice President and CFO	n/a	n/a	n/a	n/a	n/a	n/a

Peter Adamek Utah, USA	49	2024	Vice President and CFO	n/a	n/a	n/a	n/a	n/a	n/a

Richard Williams Texas, USA	64	2024	Vice President and COO	n/a	n/a	n/a	n/a	n/a	n/a

C	Committee Chair	SUS	Sustainability Committee
AC	Audit Committee	CGN	Corporate Governance and Nominations Committee
CC	Compensation Committee	E&T	Engineering and Technical Committee

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	13

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

The Securities Held listed below for each Director nominee and NEO are as of November 30, 2024. Determination of whether each person meets the share ownership guidelines is determined by calculating the number of Common Shares and DSUs, if applicable, owned by each person, multiplied by the closing price of the Common Shares on November 30, 2024 on the NYSE American.

Independent Director Since 2020

Elaine Dorward-King, Ph.D.

Dr. Elaine Dorward-King has spent the majority of her career in mining, most recently serving as a non-executive director of four listed mining companies. From March 2013 until June 2019, she served as Newmont Mining Corporation’s (“Newmont”) Executive Vice President of Sustainability and External Relations, and from June 2019 until January 2020 she served as Newmont’s Executive Vice President of Environmental, Social and Governance Strategy. Prior to joining Newmont, Dr. Dorward-King spent 20 years with Rio Tinto, one of the world’s largest diversified producers of metals and minerals, in general management and Environmental Health and Safety leadership roles. Dr. Dorward-King has over 30 years of leadership experience in creating and implementing sustainable development, safety, health and environmental strategy, and programs in mining, chemical, and engineering consulting sectors. Currently Dr. Dorward-King serves on the board of directors of Kenmare Resources plc, Nevada Copper, and Sibanye-Stillwater.

Dr. Dorward-King holds a Bachelor’s Degree from Maryville College and received a PhD in Analytical Chemistry from Colorado State University. Dr. Dorward-King was inducted into the National Academy of Engineering in September 2024.

The Board has determined that Dr. Dorward-King should serve as a Director so the Company can benefit from her experience as an industry leader in the development and implementation of environmental health, safety and sustainability strategies, community relations, governmental affairs, external relations and her experience as a senior mining executive.

Dr. Dorward-King’s principal occupation for the last five years has been serving as a non-executive director (December 2019 – present) and Executive Vice President, Sustainability and External Relations at Newmont (2013 – January 2020). She served as a non-executive director of Bond Resources Inc. from January 2020 until April 2021, and as a non-executive director of Great Lakes Dredge and Dock Company from January 2020 until August 2023.

Areas of expertise include: health, safety and sustainability, community relations, risk management, and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	Nil	21,035	$76,988	$128,400	60%(1)
Compensation	5/5
Sustainability (Chair)	4/4

(1)	Dr. Dorward-King was first elected to the Board in May 2020 and has until May 2025 to meet the Share Ownership Guidelines.

14	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2018

Diane Garrett, Ph.D.

Dr. Garrett, a Director of the Company, is the President and CEO of Hycroft Mining Holding Corporation (“Hycroft”), owner operator of the gold-silver Hycroft Mine in Northern Nevada. She has more than 20 years of senior management and financial expertise in natural resources. Prior to joining Hycroft, Dr. Garrett was the President and CEO of Nickel Creek Platinum Corp. (“NCP”). Before that, Dr. Garrett held the position of President and CEO of Romarco Minerals Inc. (“Romarco”), taking the multi-million-ounce Haile Gold Mine project from discovery to construction. Prior to that, she held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Dr. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Dr. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. Dr. Garrett is a member of the Society of Mining Engineers.

The Board has determined that Dr. Garrett should serve as a Director due to her significant experience in: permitting, developing, and constructing gold mines, moving a precious-metals mining company from the development stage to the successful producer stage, as a senior executive in mining companies, and her technical expertise.

Dr. Garrett currently serves as the President and CEO of Hycroft and has held that position since September 2020. She also currently serves as a director of Hycroft. From 2012 to 2018 Dr. Garrett served as a director of TriStar Gold. From June 2016 until September 2020, Dr. Garrett served as a director and as President and CEO of NCP. Dr. Garrett served as the President, CEO and as a director of Romarco from November 2002 until October 2015. Romarco was acquired by OceanaGold in 2015, at which time Dr. Garrett became a director and consultant to OceanaGold before joining NCP in June 2016. Dr. Garrett also served as Chair of the board of directors of Revival Gold from January 2018 until December 31, 2019.

Areas of expertise include: engineering, mining, finance and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	7,100	24,119	$114,262	$128,400	100%(2)
Engineering & Technical	4/4
Governance & Nominations	4/4

(2)

Dr. Garrett exceeded the Share Ownership Guidelines as of November 30, 2020, and since her share ownership has not decreased (and has, in fact, increased) since that date, she is deemed to meet the Company’s Share Ownership Guidelines for Directors.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	15

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Non-Independent Director Since 2011

Thomas Kaplan, Ph.D.

Dr. Kaplan is Chairman of the Board of the Company and is also Chairman, Chief Investment Officer and Chief Executive Officer of The Electrum Group, a privately held global natural resources investment management company which manages the portfolio of Electrum. Electrum and its affiliates are collectively the largest Shareholder of the Company. Dr. Kaplan is an entrepreneur and investor with a track record of both creating and unlocking shareholder value in public and private companies. Dr. Kaplan served as Chairman of Leor Exploration & Production LLC, a natural gas exploration and development company founded by Dr. Kaplan in 2003. In 2007, Leor’s natural gas assets were sold to EnCana Oil & Gas USA Inc., a subsidiary of Encana Corporation, for $2.55 billion. Dr. Kaplan holds bachelors, masters, and doctoral degrees in History from Oxford University. The Board has determined that Dr. Kaplan should serve as the Director and Chairman to gain from his experience as a developer of and investor in mining companies as well as oil and gas companies, and because of his significant beneficial ownership in the Company.

Dr. Kaplan’s principal occupation is Chairman and Chief Executive Officer of The Electrum Group. From March 2011 to January 2018, Dr. Kaplan served as the Chairman and Chief Investment Officer of The Electrum Group. In January 2018, Dr. Kaplan became the Chairman, Chief Investment Officer and Chief Executive Officer of The Electrum Group. Dr. Kaplan served as Chair of the Board of Sunshine Silver Mines Corporation (now known as Gatos Silver, Inc., which was acquired by First Majestic Silver Corp. in January 2025), a privately held company, from January 2020 through October 2020.

Areas of expertise include: finance, mergers and acquisitions, and the mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board (Chair)	6/6	11,710(3)	104,748	$426,236	128,400	332%

(3)	See description of Electrum’s holdings and Dr. Kaplan’s relationship with Electrum under “Voting Shares and Principal Holders Thereof.”

16	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2023

Hume Kyle, CPA, CA, CFA

Mr. Kyle is a CPA, CA, CFA, with over 40 years of private sector and public accounting experience, including over 25 years working with mining, energy and other natural resources companies in senior management and board roles. Mr. Kyle served as Executive Vice President and Chief Financial Officer of Dundee Precious Metals Inc., a multi-national gold mining company, from 2011 until his retirement on December 31, 2022. Prior to that Mr. Kyle was Vice President, Treasurer and Controller of TransAlta Corporation, a multi-national power generation and wholesale marketing company, from 2009 to 2011, and Vice President, Finance and Chief Financial Officer of Fort Chicago Energy Partners L.P., a pipeline, natural gas liquids processing, and power company, from 2003 to 2009. Mr. Kyle also held increasingly senior finance and accounting roles at Nexfor Inc., Noranda Inc., Deloitte & Touche, and Price Waterhouse & Co. Additionally, Mr. Kyle joined the board of Plum Acquisition Corp. III in January 2025 and previously served on the boards of Stornoway Diamond Corporation (2014 to 2019), Alliance Pipeline (2004 to 2009), Aux Sable (2004 to 2009), and the Canadian Association of Income Funds (2005 to 2009), serving on several committees, including the Audit Committee, as Chair. Mr. Kyle holds a Bachelor of Arts degree in Economics and Accounting from the University of Western Ontario, a Graduate Diploma in Public Accounting from McGill University, a CA designation from the Canadian Institute of Chartered Accountants, a CFA designation from the Institute of Chartered Financial Analysts, and an ICD.D designation from the Institute of Corporate Directors.

The Board has determined that Mr. Kyle should serve as a Director to benefit from his extensive senior executive and board experience working with large, publicly-traded, capital intensive, multi-national companies operating in the mining, energy and natural resource sectors, as well as his expertise in a broad range of areas, including finance, audit, international accounting and financial reporting, corporate strategy, business planning and performance management, taxation, risk management, mergers and acquisitions, and corporate communications, leadership and governance.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	Nil	7,575	$27,725	128,400	22%(4)
Audit	4/4
Governance & Nominations	4/4

(4)	Mr. Kyle was first elected to the Board in May 2023 and has until May 2028 to meet the Share Ownership Guidelines.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	17

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Non-Independent Director Since 2012

Gregory Lang

Mr. Lang is President and Chief Executive Officer of the Company. Mr. Lang has over 35 years of diverse experience in mine operations, project development and evaluation, including time as President of Barrick Gold North America, a wholly-owned subsidiary of Barrick Gold Corporation (“Barrick”). Mr. Lang held progressively responsible operating and project development positions over his 10-year tenure with Barrick and, prior to that, with Homestake Mining Company and International Corona Corporation, both of which are now part of Barrick. He holds a Bachelor of Science in Mining Engineering from the University of Missouri-Rolla and is a graduate of the Stanford University Executive Program. The Board has determined that Mr. Lang should continue to serve as a Director to gain his insight as an experienced mine engineer, as well as his expertise in permitting, developing and operating large-scale assets, and as a successful senior executive of other large gold-mining companies.

Mr. Lang served as the President of Barrick Gold North America until December 2011 and has served as the Company’s President and Chief Executive Officer since January 2012.

During the most recent five years, Mr. Lang has served, and continues to serve, as a director of Trilogy Metals Inc.

Areas of expertise include: mining operations, mine development and evaluation, mine permitting, corporate leadership, and the mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines				Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	PSUs #	Value of Common Shares Held as of 11/30/2024 $	Total $	% Met

Board	6/6	1,942,723	Nil	860,400	$7,110,366	$4,298,000	165%(5)
Engineering & Technical	4/4
Sustainability	4/4

(5)

Mr. Lang has exceeded his share ownership requirement as President and Chief Executive Officer as of November 30, 2024 based upon an amount equal to five times his annual salary as of November 30, 2024. See “Executive Share Ownership” for details on the share ownership guidelines applicable to Mr. Lang. PSUs are not included in determining whether an NEO meets the Share Ownership Guidelines.

18	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2007

Kalidas Madhavpeddi

Mr. Madhavpeddi, a Director of the Company, has 40 years of international experience in corporate strategy, mergers and acquisitions, government relations, marketing, mining engineering and capital. He is currently the President of Azteca Consulting LLC, an advisory firm to the metals and mining sector, a position he has held since 2006. From 2010 to 2018 he was CEO of China Molybdenum International, the overseas arm of a HK listed global producer of copper, gold, cobalt, phosphates, niobium and molybdenum. His extensive career in the mining industry includes over 25 years at Phelps Dodge Corporation (now Freeport-McMoRan), as Senior Vice President and contemporaneously the President of Phelps Dodge Wire & Cable. Mr. Madhavpeddi is an alumnus of the Indian Institute of Technology, Madras, India; the University of Iowa and the Harvard Business School. The Board has determined that Mr. Madhavpeddi should serve as a Director to benefit from his long-term experience in the mining industry working as an executive in global corporate development, exploration, mergers and acquisitions, joint ventures and finance.

Mr. Madhavpeddi currently serves as a director of Dundee Precious Metals (since February 1, 2021) and the Chair of Glencore plc (since February 4, 2020). Mr. Madhavpeddi previously served as the CEO of China Molybdenum International from September 2008 until April 2018, as Chairman of the Board of Namibia Rare Earths from 2010 until 2016, as a director of Capstone Mining from 2012 until April 2019 and as a director of Trilogy Metals Inc. from 2012 to 2023.

Areas of expertise include: corporate strategy, mergers and acquisitions, mining operations, exploration and capital, marketing and sales, corporate leadership and human resources/compensation.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	135,556	56,022	$701,175	$128,400	546%
Compensation (Chair)	6/6
Sustainability	4/4

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	19

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2022

Kevin McArthur

Mr. McArthur has over 40 years of experience focused on mining operations, corporate development and executive management. He currently serves as a non-executive director of Royal Gold, Inc. and First Quantum Minerals Ltd. Mr. McArthur recently served as non-executive Chair of Boart Longyear Limited from 2019 to 2021, non-executive director of Pan American Silver Corporation from 2019 to 2020, Chief Executive Officer of Tahoe Resources Inc. from 2009 to 2015 and as Executive Chair from 2015 to 2019. His prior experience includes serving as CEO of Goldcorp Inc. from 2006 to 2008 and CEO of Glamis Gold Ltd. from 1999 to 2006. His earlier career focused on mine operations and project development with Glamis Gold, BP Minerals and Homestake Mining Company. Mr. McArthur obtained a degree in Mining Engineering from the University of Nevada in 1979.

The Board has determined that Mr. McArthur should serve as a Director to gain from his experience with the design, construction and start up of some of the largest and most innovative projects in the mining industry, his corporate development experience, and his experience as a senior mining executive.

Areas of expertise include: mine development and operations, corporate leadership, business development, corporate governance, human resources and compensation.

Board / Committee Membership	Overall Attendance 93%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	Nil	11,629	$42,562	$128,400	33%(6)
Engineering & Technical	3/4
Governance & Nominations	4/4

(6)	Mr. McArthur was first elected to the Board in May 2022 and has until May 2027 to meet the Share Ownership Guidelines.

20	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2023

Daniel Muñiz Quintanilla

Mr. Muñiz Quintanilla has more than 28 years of experience in international law, mergers and acquisitions, capital markets, and finance in the mining, logistics and infrastructure industries. He is currently a member of the board of directors of First Majestic Silver Corp. and Brookfield Infrastructure Partners LP. He is also a Founding Partner of Axkan Capital Partners S.L. and serves as a director of Tharsis Mining S.L., a private company focused on copper, and as a director and special advisor to the chairman of both Sinda, Ltd. and Sunshine Silver Mining & Refining Company which are privately held companies in Electrum’s portfolio.

Mr. Muñiz served as the Managing Director (CEO) and Executive Vice Chair of Americas Mining, the holding company of the mining division of Grupo Mexico from 2014 to 2018, as Managing Director (CEO) of Industrial Minera Mexico, the underground mining division of Grupo Mexico from 2010 to 2014, and as Chief Financial Officer of Grupo Mexico from 2007 to 2014. Mr. Muñiz served as a director of Gatos Silver, Inc. from April 2021 until it was acquired by First Majestic Silver Corp. in January 2025, and as a director of Hudbay Minerals Inc. from July 2019 until May 2024. He holds a law degree from Universidad Iberoamericana, in Mexico City, a master’s degree in law from Georgetown University, and a master’s degree in business administration from Instituto de Empresa, in Spain.

The Board has determined that Mr. Muñiz should serve as a Director to benefit from his experience as an executive and director of various mining and infrastructure firms, as well as his expertise in the areas of capital markets, mergers and acquisitions, finance, and corporate leadership.

Board / Committee Membership	Overall Attendance 88%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	Nil	10,198	$37,325	$128,400	29%(7)
Compensation	4/6
Engineering & Technical	4/4

(7)	Mr. Muñiz was first elected to the Board in May 2023 and has until May 2028 to meet the Share Ownership Guidelines.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	21

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2019

Ethan Schutt

Mr. Schutt, a Director of the Company, is Executive Vice President and General Counsel for Bristol Bay Native Corporation (BBNC). BBNC is an Alaska Native Claims Settlement Act (ANCSA) corporation dedicated to the economic and social well-being of its Alaska Native shareholders with resources generated from its lands and businesses. Prior to joining BBNC in April 2021, Mr. Schutt served as the Chief of Staff, then later as the CEO, of Alaska Native Resource Development, LLC, an Alaska Native Tribal Health Consortium (ANTHC) company. Prior to joining ANTHC, Mr. Schutt first served as General Counsel, and later became the Senior Vice President of Land and Energy Development, for Cook Inlet Region Inc. (CIRI), an ANCSA corporation dedicated to the economic and social well-being of its Alaska Native shareholders with resources generated from its lands and businesses. Mr. Schutt previously served as a member of the board of Doyon Limited and served as General Counsel for Tanana Chiefs Conference. Mr. Schutt is an expert on ANCSA lands and resources and historically taught a class on the topic at the University of Alaska Anchorage. Mr. Schutt holds a Bachelor of Science degree with honors in mathematics from Washington State University and a Juris Doctor degree from Stanford Law School. The Board has determined that Mr. Schutt should serve as a Director to gain from his experience working on Alaska Native health matters, his experience as a senior resource development executive, his legal, corporate governance and external communications expertise, and his extensive knowledge of ANCSA and of Alaska.

Mr. Schutt’s principal occupations for the last five years have been Executive Vice President and General Counsel of BBNC (April 2021 – present), CEO of Alaska Native Resource Development, LLC (2020-April 2021), Chief of Staff of ANTHC (2018 – 2020), and Senior Vice President, Land and Energy Development of CIRI (2008 – 2018). Mr. Schutt also serves as a Trustee, and was previously the Chairman, for the Board of Trustees of the Alaska Permanent Fund Corporation, Alaska’s state sovereign wealth fund.

Areas of expertise include: resource development, health and sustainability, legal, communications, corporate leadership, corporate governance, ANCSA and doing business in Alaska.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	23,677	19,463	$157,892	$128,400	123%
Audit	4/4
Sustainability	4/4

22	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Independent Director Since 2023

Dawn Whittaker

Ms. Whittaker has more than 30 years of experience as a lawyer working in capital markets, mergers and acquisitions, corporate finance and corporate governance. She currently serves as the Independent Board Chair of Triple Flag Precious Metals Corp. She previously served on the Boards of Kirkland Lake Gold (2012-2016), Detour Gold (2018-2020), and Sierra Metals Inc. (2022-2023). Ms. Whittaker is currently President of the Board of Directors of The Badminton and Racquet Club of Toronto and is a former member of the Board of Directors of the Canadian Mental Health Association, Ontario Division.

Prior to her retirement in 2018, she was a senior partner at Norton Rose Fulbright, a global law firm, where she was the national leader of the firm’s Mining and Commodities Team in Canada from 2012 to 2015 and a member of the firm’s Canadian partnership Committee from 2014 to 2017. Ms. Whittaker also previously served on the Continuous Disclosure Advisory Committee of the Ontario Securities Commission. She holds a Bachelor of Arts (Honours) and a Bachelor of Laws (LL.B.) from Queen’s University.

The Board has determined that Ms. Whittaker should serve as a Director to benefit from her significant experience as a lawyer and board member of various mining industry firms as well as her expertise in the areas of corporate governance, capital markets, mergers and acquisitions, and corporate finance.

Board / Committee Membership	Overall Attendance 100%	Securities Held for Purposes of Share Ownership Guidelines			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2024 $	Total $	% Met

Board	6/6	Nil	10,198	$37,325	$128,400	29%(8)
Audit	4/4
Governance & Nominations	4/4

(8)	Ms. Whittaker was first elected to the Board in May 2023 and has until May 2028 to meet the Share Ownership Guidelines.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	23

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

NON-DIRECTOR NAMED EXECUTIVE OFFICERS (NEOs)

Vice President and Chief Financial Officer Officer Since 2024

Peter Adamek, CPA, CA, CFA, P.Eng.

Mr. Adamek has served as NOVAGOLD’s Vice President and CFO since July 2024. He is a highly experienced financial executive with over 20 years of expertise in corporate finance, capital markets, financial reporting, tax, and information technology in the mining sector. Prior to joining NOVAGOLD, he served in progressively senior management roles at Hudbay Minerals Inc., including CFO for the Arizona Business Unit, before being appointed Vice President, Finance of Hudbay in 2019. Prior to joining Hudbay in 2010, he worked in equity research at RBC Capital Markets Global Mining division from 2008 to 2010, and before that at KPMG’s Toronto Audit practice, with a focus on global mining and manufacturing sectors. Mr. Adamek holds a Bachelor of Applied Science in Electrical Engineering from the University of Toronto, is a Canadian Chartered Professional Accountant (CPA, CA), and holds CFA and P.Eng. designations.

Areas of expertise include: global accounting and finance, tax, corporate disclosure, financial regulation, and the mining industry.

Securities Held			Share Ownership Guidelines
Common Shares #	PSUs #	Value of Common Shares Held as of 11/30/2024 $	Total $	% Met

3,059	0	$11,196	$800,000	1%(9)

(9)

Mr. Adamek joined the Company in 2024 and has until July 2029 to meet the Share Ownership Guidelines. See “Executive Share Ownership” for details on the share ownership guidelines applicable to Mr. Adamek. PSUs are not included in determining whether a NEO meets the Share Ownership Guidelines.

24	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

Vice President and Chief Operating Officer Officer Since 2024

Richard Williams

Mr. Richard Williams has served as Vice President and Chief Operating Officer of NOVAGOLD since January 2024, responsible for all aspects of engineering and technical advancement of the Company’s flagship Donlin Gold project in Alaska. Prior to his promotion to Vice President and COO, Mr. Williams served as NOVAGOLD’s Vice President of Engineering and Development since April 2013. Before joining NOVAGOLD, Mr. Williams spent over 30 years with Barrick Gold (“Barrick”) developing and operating major mines. He is a highly knowledgeable and experienced leader in autoclave technology which is planned to be used to process ores at Donlin Gold. He served as Barrick’s Project Director of the Pueblo Viejo project in the Dominican Republic. Mr. Williams’ seven-year tenure at Pueblo Viejo capped his time with Barrick where he progressively held top operating roles which included the design, construction and operation of mineral processing facilities of major mines such as Goldstrike in Nevada and Mercur in Utah. He holds a Bachelor of Science Degree in Chemical Engineering from Trinity University in San Antonio, Texas and is a member of the American Institute of mining, metallurgical, and Petroleum Engineers, as well as a member of the Canadian Institute of Mining, Metallurgy, and Petroleum (CIM).

Mr. Williams served as a non-executive director of Constantine Metal Resources Ltd. from July 2018 – October 2022.

Areas of expertise include: mine engineering, metallurgy, project management, and the mining industry.

Securities Held			Share Ownership Guidelines
Common Shares #	PSUs #	Value of Common Shares Held as of 11/30/2024 $	Total $	% Met

433,379	217,200	$1,586,167	$869,000	183%(10)

(10)

Mr. Williams exceeded his share ownership requirement as of November 30, 2024 based upon an amount equal to two times his annual salary as of November 30, 2024. See “Executive Share Ownership” for details on the share ownership guidelines applicable to Mr. Williams. PSUs are not included in determining whether a NEO meets the Share Ownership Guidelines.

Board Diversity and Tenure

Board Diversity

There are three women included in the slate of ten Director nominees presented to Shareholders at the 2025 Meeting. If the slate of Directors nominated by the Board is elected by the Shareholders at the 2025 Meeting, 30% of the Board, or three of ten Directors, will be women. The Company’s written policies regarding the representation of women on the Board and the Corporate Governance & Nominations Committee’s consideration of the representation of women in the Director identification and selection process are described below. For the reasons explained, the Board and the Committee determined not to adopt specific representation targets for women on the Board.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	25

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

The following chart summarizes the skills, experience and demographic diversity of the slate of Directors presented to the Shareholders for approval at the 2025 Meeting.

Board of Directors Slate

	Elaine Dorward- King	Diane Garrett	Thomas Kaplan	Hume Kyle	Gregory Lang	Kalidas Madhav- peddi	Kevin McArthur	Daniel Muñiz Quintanilla	Ethan Schutt	Dawn Whittaker

Skills and Experience

Board of Directors Experience	X	X	X	X	X	X	X	X	X	X

Mining Industry Experience (general)	X	X	X	X	X	X	X	X

Mine Development & Operations	X				X	X	X	X

CEO/Senior Executive Experience	X	X	X	X	X	X	X	X	X

Human Resources/Compensation	X					X	X			X

Legal									X	X

Finance/M&A/Capital Allocation		X	X	X		X	X	X		X

Financial Literacy	X	X	X	X	X	X	X	X	X	X

Accounting (Audit Committee Financial Expert)				X		X

Cybersecurity				X			X

Government/Public Policy	X	X	X			X			X

Environmental Science/Policy/Regulation	X		X

Sustainability	X

Risk Management	X		X	X	X	X				X

Corporate Governance	X	X	X	X	X	X	X	X	X	X

Native Alaskan/Yupik Culture					X				X

Alaska Politics									X

Board Tenure

Years	5	7	14	2	13	18	3	2	6	2

Gender

Male			X	X	X	X	X	X	X

Female	X	X								X

Non-Binary

Age

Years Old	67	65	62	64	70	69	70	51	51	64

Race / Ethnicity

African American/Black

Asian, Hawaiian, or Pacific Islander

Indian/South Asian						X

White/Caucasian	X	X		X	X		X	X		X

Hispanic/Latino								X

Native American/Alaskan Native									X

Jewish			X

Other

26	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of March 6, 2025 by:

•	the Company’s NEOs;

•	the Company’s Directors and nominees;

•	all of the Company’s executive officers and Directors as a group; and

•	each person who is known by the Company to beneficially own more than 5% of the Company’s issued and outstanding Common Shares.

Unless otherwise indicated, the Shareholders listed possess sole voting and investment power with respect to the shares shown. The Company’s Directors and NEOs do not have different voting rights from other Shareholders.

Name	Business Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)

Gregory Lang President & CEO, Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	4,192,316(3)	1.25%

Peter Adamek Vice President & CFO	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	5,754	*

Richard Williams Vice President & COO	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	963,349(4)	*

Thomas Kaplan Chairman of the Board	600 Fifth Avenue, 24th Floor New York, NY 10020 USA	85,190,396(5)	25.46%

Elaine Dorward-King Lead Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	284,217(6)	*

Diane Garrett Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	245,427(7)	*

Hume Kyle Director	400 Burrard Street, Suite 1860 Vancouver, BC V6C 3A6 Canada	73,184(8)	*

Kalidas Madhavpeddi Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	405,786(9)	*

Kevin McArthur Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	148,304(10)	*

Daniel Muñiz Quintanilla Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	77,281(11)	*

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Name	Business Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)

Ethan Schutt Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	357,348(12)	*

Dawn Whittaker Director	400 Burrard Street, Suite 1860 Vancouver, BC V6C 3A6 Canada	79,081(13)	*

All Director nominees and executive officers as a group (14 persons)		7,997,219	2.39%

Electrum Strategic Resources LP (“Electrum”)	c/o The Electrum Group LLC 600 Fifth Avenue, 24th Floor New York, NY 10020 USA	84,856,456(14)	25.36%

Paulson & Co. Inc.	1133 Avenue of the Americas New York, NY 10036 USA	27,238,061(15)	8.14%

First Eagle Investment Management, LLC	1345 Avenue of the Americas New York, NY 10105 USA	26,086,808(16)	7.80%

BlackRock, Inc.	50 Hudson Yards New York, NY 10001 USA	20,248,939(17)	6.05%

Lingotto Investment Management LLP	7 Seymour Street London, W1H 7JW United Kingdom	20,199,418(18)	6.04%

Kopernik Global Investors, LLC	Two Harbour Place 302 Knights Run Avenue, Suite 1225 Tampa, FL 33602 USA	18,129,009(19)	5.42%

*	Percentage of Common Shares beneficially owned or over which control or direction is exercised is less than 1%.
(1)

Under applicable U.S. securities laws, a person is considered to be the beneficial owner of securities they own (or certain persons whose ownership is attributed to them) or securities that the person can acquire within 60 days, including upon the exercise of options, warrants or convertible securities.

(2)

Based on 334,646,571 Common Shares outstanding as of March 6, 2025, and includes any Common Shares deemed to be beneficially owned pursuant to options that are exercisable within 60 days of March 6, 2025.

(3)	Includes 2,248,134 stock options exercisable within 60 days of March 6, 2025.
(4)	Includes 517,834 stock options exercisable within 60 days of March 6, 2025.
(5)

Includes 84,856,456 Common Shares held by Electrum and an affiliate. Dr. Kaplan is the Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group and thereby may be deemed to have shared voting and investment power over such shares. Also includes 210,934 stock options exercisable within 60 days of March 6, 2025.

(6)	includes 256,634 stock options exercisable within 60 days of March 6, 2025.
(7)	Includes 210,934 stock options exercisable within 60 days of March 6, 2025.
(8)	Includes 62,334 stock options exercisable within 60 days of March 6, 2025.
(9)	Includes 210,934 stock options exercisable within 60 days of March 6, 2025.
(10)	Includes 133,401 stock options exercisable within 60 days of March 6, 2025.
(11)	Includes 60,534 stock options exercisable within 60 days of March 6, 2025.
(12)	Includes 310,934 stock options exercisable within 60 days of March 6, 2025.
(13)	Includes 62,334 stock options exercisable within 60 days of March 6, 2025.
(14)

According to a Schedule 13D/A filed with the SEC on July 3, 2023, each of Electrum, The Electrum Group LLC, Electrum Global Holdings LP, TEG Global GP Ltd, and Leopard Holdings LLC have shared voting and dispositive power over 79,569,479 Common Shares. GRAT Holdings LLC has sole voting and dispositive power over 5,286,977 Common Shares. Thomas S. Kaplan has shared voting and dispositive power over 84,856,456 Common Shares (consisting of 79,569,479 Common Shares held by Electrum and 5,286,977 Common Shares held by GRAT Holdings LLC). Electrum Global Holdings LP is the owner of all limited partnership interests of

28	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Electrum and all of the equity interests of Electrum Strategic Management LLC, the general partner of Electrum. TEG Global GP Ltd is the sole general partner of, and The Electrum Group LLC is the investment adviser to, Electrum Global Holdings LP. The Electrum Group LLC possesses voting and investment power with respect to assets of Electrum, including indirect investment discretion with respect to the Common Shares held by Electrum. GRAT Holdings LLC indirectly controls Electrum through Leopard Holdings LLC. The investment committee of GRAT Holdings LLC exercises voting and investment decisions on behalf of GRAT Holdings LLC. The address listed in such filing for all of the entities listed in the filing is c/o The Electrum Group LLC, 600 Fifth Avenue, 24th Floor, New York, NY 10020. Thomas Kaplan, Chairman of the Board of Directors of the Company, is also Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group.
(15)	According to a Schedule 13G/A filed with the SEC on November 14, 2024, Paulson & Co. Inc. has sole voting and dispositive power over all such shares.
(16)

According to a Schedule 13G/A filed with the SEC on November 12, 2024, First Eagle Investment Management, LLC (“FEIM”) has sole voting and sole dispositive power over all such shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. The First Eagle Gold Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 25,384,555 of these 26,086,808 shares.

(17)

According to a Schedule 13G/A filed with the SEC on February 9, 2024, BlackRock, Inc. has sole voting power over 19,635,165 of the shares and sole dispositive power over 20,248,939 of the shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. No one other person’s interest in the shares is more than 5% of the outstanding shares of the Company.

(18)

According to a Schedule 13G/A filed with the SEC on November 13, 2024, Lingotto Investment Management LLP has sole voting and sole dispositive power over all such shares. Lingotto Investment Management LLP is 99.7% owned by Lingotto Investment Management (UK) Limited. Lingotto Investment Management (UK) Limited is a wholly owned subsidiary of Exor N.V., which in turn is controlled by Giovanni Agnelli B.V.

(19)

According to a Schedule 13G filed with the SEC on February 12, 2025, Kopernik Global Investors, LLC and David B. Iben beneficially own, in the aggregate, 18,129,009 shares of the Company. Kopernik Global Investors, LLC and David B. Iben have shared voting power over 16,604,721 shares and shared dispositive power over 18,129,009 shares. Securities reported on the Schedule 13G are beneficially owned by investment advisory clients which may include investment companies registered under the Investment Company Act and/or other separately managed accounts. No such person beneficially owns over 5% of the outstanding shares of the Company.

As of March 6, 2025, there were approximately 545 registered holders of the Company’s Common Shares.

The Company has no knowledge of any other arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a Change of Control of the Company.

Delinquent Section 16(a) Reports

In fiscal year 2025, one delinquent Form 4 was filed for each of Greg Lang and Richard Williams reporting the acquisition of Common Shares of the Company pursuant to a performance share unit vesting event. The Common Shares were authorized to be issued to Mr. Lang and Mr. Williams on December 4, 2024, and the Forms 4 reporting the performance share unit vesting event were filed on December 11, 2024.

Meetings of the Board and Board Member Attendance at the Annual Meeting

During the fiscal year ended November 30, 2024, the Board held six meetings. None of the incumbent Directors attended fewer than 75% of the aggregate of the total number of Board meetings and meetings of the committees on which each Director serves.

Board members are not required to attend the annual general meeting; however, the following ten Directors attended the Company’s annual meeting of shareholders held virtually on May 16, 2024: Elaine Dorward-King, Diane Garrett, Thomas Kaplan, Hume Kyle, Gregory Lang, Kalidas Madhavpeddi, Kevin McArthur, Daniel Muñiz Quintanilla, Ethan Schutt, and Dawn Whittaker.

Legal Proceedings

Neither the Company nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. We do not currently know of any material legal proceedings against us or our subsidiaries involving our Directors, proposed Directors, executive officers or Shareholders of more than 5% of our voting shares, affiliates of the Company, or any associate of any such Director, executive officer, affiliate of the Company or Shareholder, or any material interest adverse to the Company or our subsidiaries. Except as disclosed in the section titled “Election of Directors” on pages 7-9 of this Circular, none of our Directors, proposed Directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Cease Trade Order, Bankruptcy, Penalties and Sanctions

Except as disclosed in the section titled “Election of Directors” on pages 7-9 of this Circular, no proposed director of the Company is, as of the date hereof or was within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Except as disclosed in the section titled “Election of Directors” on pages 7-9 of this Circular, no proposed director of the Company:

(a)

is, as of the date hereof or was within ten years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected. As of March 6, 2025, Electrum held 84,856,456 Common Shares, representing approximately 25.36% of the Company’s issued and outstanding shares. Pursuant to the Unit Purchase Agreement dated December 31, 2008, between the Company and Electrum, the Company provided Electrum with the right to designate an observer at all meetings of the Company’s Board and any committee thereof so long as Electrum and its affiliates hold not less than 15% of the Company’s Common Shares. In November 2011, Dr. Thomas Kaplan was appointed the Chairman of the Company’s Board. Dr. Kaplan is also the Chairman and Chief Executive Officer of The Electrum Group. Mr. Daniel Muñiz Quintanilla was elected to the Company’s Board in May 2023. Mr. Muñiz is also a director and special advisor to the chairman of two of Electrum’s privately held portfolio companies, Sunshine Silver Mining & Refining Company and Sinda Ltd.

30	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described in this Circular, and in particular, in relation to the non-binding advisory vote on executive compensation to which all of the Named Executive Officers have a material interest in, no (i) person who has been a Director or executive officer of the Company at any time since the beginning of the Company’s last financial year, (ii) proposed nominee for election as a Director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

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COMPENSATION DISCUSSION & ANALYSIS

2024 Highlights:

•	Company goals achieved slightly above target

•	Successfully recruited Peter Adamek as Vice President & CFO to replace David Ottewell who retired in July 2024

•	Promoted Richard Williams to Vice President & COO

•	Executives received payout of Performance Share Units (“PSUs”) granted in December 2022 to incentivize remaining with Company through at least June 2024

•

Discretionary payout made in December 2024 (FY 2025) of PSUs granted in 2021 at 25% of the grant amount where minimum performance criteria was not met; there was no payout of PSUs that matured in December 2023 or December 2022 as performance criteria was not met

Overview

The following section of the Circular presents information regarding the design, governance, and implementation of the Company’s compensation program. The Compensation Committee (referred to in this CD&A section as the “Committee”) regularly reviews executive compensation.

During 2012, the Company implemented a fundamental restructuring which repositioned it as a pure gold play focused on permitting and developing its 50%-owned Donlin Gold property, one of the world’s largest known undeveloped open-pit gold deposits. The restructuring included the spinout of the Company’s non-core properties into Trilogy Metals Inc. (formerly known as NovaCopper Inc.) to the Company’s Shareholders, the hiring of Gregory Lang as President and CEO, and his recruitment of a new executive team with demonstrated experience in permitting, engineering, building, and operating large, open-pit gold mines in remote locations.

Because of Donlin Gold’s unique attributes and the Company’s relationships with major international mining companies, the compensation program was designed to attract, retain, and incentivize individuals who have experience with complex, large-scale development properties and who have served in senior management roles with large international mining companies.

The Board and management believe that every employee should be an owner of the Company because ownership is fundamental to aligning management’s and employees’ interests with those of Shareholders. As a result, share-based compensation is an important component of the Company’s compensation program.

The Company is committed to aligning management compensation with Shareholder interests through performance-based compensation. As Donlin Gold is in the development stage, the Company is not able to use typical operating company metrics (e.g., revenue, operating cash flow, production, costs, net income) as the basis for the performance-based components of its compensation program. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (“Mercer” or the “Compensation Consultant”), to define criteria for all aspects of the Company’s 2024 compensation program, including the performance-based compensation.

NOVAGOLD employees were instrumental in the achievement of important milestones relative to Donlin Gold in fiscal year 2024, including:

(i)

Assisted Donlin Gold in submitting the Alaska Dam Safety Certification Preliminary Design Packages, made significant progress on the relocation of mine area easements, and completed pilot plant metallurgical test work.

(ii)

Retained all Donlin Gold project permits issued to date, including the following permits that are under appeal by parties opposed to the project: Alaska state pipeline right-of-way authorization, Alaska Clean Water Act Section 401 Certification of the Clean Water Act 404 permit, Alaska state water rights, and the federal joint Record of Decision issued by the U.S. Army Corps of Engineers and the U.S. Bureau of Land Management. Additionally, Donlin Gold received an extension of the air quality permit through June 2026.

(iii)

Continued to assist with Donlin Gold’s community outreach planning and execution, including the establishment of a fisheries study program on a tributary of the Kuskokwim River in partnership with the village of Napaimute, and completion of three additional shared values statements for a total of eighteen shared values statements with Yukon-Kuskokwim (Y-K) villages.

32	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

(iv)

Collaborated with Donlin Gold, Calista Corporation (“Calista”), and The Kuskokwim Corporation (“TKC”) on substantial ecological, educational and cultural awareness initiatives, including community outreach in the project’s region: hosted public open houses in three locations and participated in two Subsistence Community Advisory Committee meetings.

(v)

Completed seven community investment projects in the Y-K region, including a waste backhaul event. The waste backhaul event is a long-standing initiative to collect and safely dispose of hazardous household electronic waste, including appliances, from Y-K villages which recycled approximately 140,000 pounds of material in 2024, for an impressive total of approximately 803,000 pounds of hazardous materials removed from the Y-K region since the program began in 2018. Donlin Gold’s partnership with the Crooked Creek Traditional Council has supported the Summer Youth Employment program, providing local youth with hands-on experience in various work environments while also assisting Elders. The Donlin Gold project continued sponsoring the RurAL CAP Elder Mentor Program, which connects youth with Elders to foster intergenerational knowledge and support academic engagement and school readiness across the State.

Compensation Committee

The Compensation Committee is a standing committee of the Board and is appointed by and reports to the Board, with a mandate to assist the Board in fulfilling its oversight responsibilities related to the:

•	appointment, performance evaluation, and compensation of the Company’s CEO and other executive officers of the Company;

•	succession planning relating to the CEO, other executive officers and other key employees, including appointments, reassignments, and terminations;

•	compensation structure for the CEO and other executive officers including annual, mid-term and long-term incentive plans involving share issuances or share awards;

•	determination of Director compensation; and

•	share ownership guidelines for the CEO, other executive officers, and Directors.

The charter of the Committee is available at www.novagold.com under the Governance tab. More information regarding the responsibilities and operation of the Committee and the process by which compensation is determined are discussed starting on page 37 in “Statement of Executive Compensation” and on page 71 under the heading “Non-Executive Director Compensation”.

For the year ended November 30, 2024, the Committee consisted of four independent Directors: Kalidas Madhavpeddi (Chair), Elaine Dorward-King, Daniel Muñiz Quintanilla, and Anthony Walsh. Mr. Walsh retired from the Board in May 2024, with the other three independent Directors remaining on the Committee. All current members of the Committee are non-executive Directors of the Company and satisfy all applicable independence standards of the NYSE American and applicable Canadian securities laws. The Committee met six times in the fiscal year ended November 30, 2024. More information regarding the qualifications of each of the members of the Committee is provided in “Information Concerning the Board of Directors, Director Nominees, and Executive Officers” above.

Compensation Committee’s Relationship with its Independent Compensation Consultant

The Committee has directly engaged Mercer to provide specific support to the Committee in determining compensation for the Company’s officers and Directors, including during the most recently completed fiscal year. Such analysis and advice from the Compensation Consultant includes, but is not limited to, executive compensation policy (for example, the choice of companies to include in the Peer Group (as defined below) and compensation philosophy), total compensation benchmarking for the NEOs, and incentive plan design. In addition, this support has also consisted of: (i) the provision of general market observations throughout the year with respect to market trends and compensation governance issues; (ii) the provision of benchmark market data; and (iii) attendance at Committee meetings. Decisions made by the Committee, however, are the responsibility of the Committee and may reflect factors and considerations other than the information and recommendations provided by the Compensation Consultant. In addition to this mandate, the Compensation Consultant provides general employee compensation consulting services to the Company; however, these services are limited in size and scope and are of significantly lesser value than those provided related to executive officer and Director compensation.

The Committee Chair pre-approves a Statement of Work provided by the Compensation Consultant prior to the start of the annual executive officer and Director compensation reviews, or any other special project. The Statement of Work confirms the work that the Compensation Consultant is asked to complete and the associated fees. The Committee has assessed the independence of the Compensation Consultant pursuant to NYSE American Company Guide rules and SEC rules and concluded that the Compensation Consultant’s work for the Committee does not raise any conflict of interest. The Committee regularly assesses the performance of the Compensation Consultant and may, from time to time, determine that obtaining competitive proposals is appropriate.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	33

COMPENSATION DISCUSSION & ANALYSIS

The fees paid to the Compensation Consultant for services performed in fiscal year 2024 were C$66,832 to assist the Committee in developing the Company’s compensation policies and programs. In fiscal year 2023, Mercer was paid C$71,160 to perform similar services. The Compensation Consultant is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (MMC). Marsh Risk & Insurance Services (“Marsh”), an MMC affiliate, provides insurance broker services to the Company. The engagement of Marsh did not require or receive approval of the Board or the Committee. During the year ended November 30, 2024, Marsh billed the Company $181,946 for insurance brokerage services. With respect to the engagement of Mercer, the Committee considered various factors that may impact the independence of Mercer, including the amounts payable to Mercer and Marsh as described above, and whether any other relationships existed between Mercer or Marsh, on the one hand, and any executive officer of the Company or any member of the Board, on the other hand, and the Committee determined that a conflict of interest did not exist.

Risk Assessment of Compensation Policies and Practices

Annually, the Committee conducts a risk assessment of the Company’s compensation policies and practices as they apply to all employees, including all executive officers. The design features and performance metrics of the Company’s cash and stock-based incentive programs, along with the approval mechanisms associated with each, are evaluated to determine whether any of these policies and practices would create risks that are reasonably likely to have a material adverse effect on the Company.

Checklist of Compensation Practices

WHAT WE DO	WHAT WE DON’T DO

✓ Base the vast majority of pay on performance; most compensation is therefore at-risk	x No repricing or exchange of underwater stock options

✓ Align pay and performance	x No special change of control provisions for executives

✓ Establish rigorous Company goals for annual incentive program	x No excessive perquisites

✓ Prohibit hedging and pledging of Company stock	x No special tax gross ups

✓ Include “double trigger” change of control provisions in equity plans	x No guaranteed annual salary increases or bonuses

✓ Apply Incentive Compensation Recovery Policy to annual incentive program and equity awards	x No plans that encourage excessive risk-taking

As part of the review, the following characteristics of the Company’s compensation policies and practices were noted as being characteristics that the Company believes reduce the likelihood of risk-taking by the Company’s employees, including the Company’s officers and non-officers:

•

The Company’s compensation mix is balanced among fixed components such as salary and benefits, and variable components such as an annual incentive program opportunity and long-term performance-based incentives, including PSUs and stock options.

•

The Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged the Compensation Consultant. The Compensation Consultant assists the Committee in reviewing executive compensation and provides advice to the Committee on an as-needed basis.

•

The annual incentive program for the executive management team, which includes each of the NEOs, is approved by the Board. Individual payments are based on a combination of quantitative and qualitative metrics, as well as discretionary factors. More information about the 2024 annual incentive program goals can be found on pages 47-53 of this Circular.

•	Stock-based awards for all employees are recommended by the Committee and approved by the Board.

•	The Board approves the compensation for the President and CEO based upon a recommendation by the Committee, which is comprised entirely of independent Directors.

34	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

•

The nature of the business in which the Company operates requires some level of risk-taking to acquire reserves and to develop mining operations in the best interest of all stakeholders. Consequently, the executive compensation policies and practices have been designed to encourage actions and behaviors directed toward increasing long-term value while limiting incentives that promote excessive risk-taking.

Based on this assessment, the Committee concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Employees of NOVAGOLD, including NEOs and Directors, are not permitted to purchase financial instruments, including, for greater clarity, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the employee or Director. Additionally, the Company does not permit any employees or Directors to pledge Company securities to secure personal debts or loans.

Peer Group for 2024 Executive Compensation Planning

The Committee retained the Compensation Consultant to assist the Committee in determining appropriate levels for each of the three main components of total direct compensation for the Company’s Directors and NEOs for fiscal year 2024. The Compensation Consultant’s work encompasses a review of the Company’s executive compensation philosophies relative to a comparable group of mining companies using the publicly available filings of these peer companies.

A compensation peer group of mining companies was developed using the following selection criteria:

•	Canadian and/or U.S. listed companies;

•	market capitalization, enterprise value, and/or total assets similar to the Company;

•	gold, diversified metals and mining, or precious metals/minerals industry;

•	complexity of operation/business strategy relative to the Company; and

•	experienced, full-time executive team.

The Company considers the above selection criteria to be relevant because it results in a group of companies in our industry that are similar in size by market capitalization, enterprise value and/or assets (within a range of approximately 50% to 200% that of NOVAGOLD), operating jurisdictions and/or stage of development.

During August 2023, based upon considerations of the selection criteria, stage of development and operating jurisdictions, the following peer group companies were selected after reviewing the company data below as of May 31, 2023, which was current information near the time the Company’s 2024 benchmarking peer group was selected. The Company’s 2024 benchmarking peer group below (collectively, the “Peer Group”) reflects no changes from the 2023 benchmarking peer group.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	35

COMPENSATION DISCUSSION & ANALYSIS

All values in C$ millions(1)

Company Name	Market Cap.(2)	Total Assets(3)	Revenue(3)	GICS Description(4)	HQ	1-yr TSR(5) %	3-yr TSR(5) %	5-yr TSR(5) %

Pan American Silver Corp.	$7,540	$4,339	$1,996	Silver	BC, Canada	-24%	-19%	-1%

Alamos Gold Inc.	$6,638	$4,907	$1,097	Gold	ON, Canada	80%	16%	20%

B2Gold Corp.	$6,511	$4,917	$2,314	Gold	BC, Canada	5%	-10%	10%

Hecla Mining Company	$4,303	$3,910	$960	Silver	ID, United States	13%	18%	8%

SSR Mining Inc.	$4,112	$7,018	$1,533	Gold	CO, United States	-17%	-8%	9%

OceanaGold Corporation	$2,087	$3,059	$1,292	Gold	BC, Canada	1%	2%	-1%

Equinox Gold Corp.	$1,992	$5,151	$1,272	Gold	BC, Canada	-14%	-20%	4%

Centerra Gold Inc.	$1,790	$3,120	$1,136	Gold	ON, Canada	-14%	-14%	6%

Torex Gold Resources Inc.	$1,822	$2,128	$1,160	Gold	ON, Canada	71%	4%	11%

IAMGOLD Corporation	$1,779	$5,910	$1,281	Gold	ON, Canada	32%	-10%	-15%

MAG Silver Corp.	$1,697	$545	$0	Silver	BC, Canada	-8%	-1%	2%

Seabridge Gold Inc.	$1,518	$1,096	$0	Gold	ON, Canada	3%	-5%	5%

Coeur Mining, Inc.	$1,334	$2,466	$1,049	Gold	IL, United States	-23%	-19%	-18%

New Gold Inc.	$1,134	$2,996	$807	Gold	ON, Canada	1%	0%	-11%

NOVAGOLD RESOURCES INC.	$2,331	$213	$0	Gold	BC, Canada	-2%	-19%	2%

Percentile Rank	61%	Min	7%			45%	16%	41%

Data source: Mercer

(1)	Financial figures in U.S. dollars have been converted to CAD using $1.00 CAD = $0.749 USD.
(2)	Market capitalization as of May 31, 2023.
(3)	12-month trailing revenue and most recently reported total assets.
(4)	S&P/JP Morgan Chase Global Industry Classification Code (GICS).
(5)	TSR denotes annualized Total Shareholder Return or change in share price adjusted for dividends.

Relative to the Peer Group, NOVAGOLD’s market capitalization was at the 61st percentile, and its asset value was at the nil percentile as of May 31, 2023, which was near the August 2023 date when the Peer Group for 2024 executive compensation planning was selected.

Peer Group for 2025 Executive Compensation Planning

The Committee followed a similar process for the selection of the peer group for 2025 executive compensation planning in the second half of fiscal year 2024. The 2025 benchmarking peer group is as follows:

B2Gold Corp.	Hecla Mining Company	Seabridge Gold Inc.

Centerra Gold Inc.	IAMGOLD Corporation	SSR Mining Inc.

Coeur Mining Inc.	MAG Silver Corporation	Torex Gold Resources Inc.

Eldorado Gold Corporation	New Gold Inc.

Equinox Gold Corporation	OceanaGold Corp.

The 13 peer group companies for 2025 executive compensation planning include the following changes to the 2024 Peer Group: the removal of Alamos Gold Inc. and Pan American Silver Corp. due to the significant increase in their market capitalization, and the addition of Eldorado Gold Corp. which better aligns with the other peer companies.

36	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

Statement of Executive Compensation

This Compensation Discussion and Analysis describes and explains the significant elements of the Company’s executive compensation program which were implemented during fiscal year 2024 to attract, retain, and incentivize the Company’s NEOs.

The Company’s NEOs during fiscal 2024 were:

•	Mr. Gregory Lang, President and CEO (CEO);

•	Mr. David Ottewell, Vice President and CFO (CFO) (retired July 15, 2024);

•	Mr. Peter Adamek, CFO (replaced Mr. Ottewell upon his retirement); and

•	Mr. Richard Williams, Vice President and COO (COO).

Executive Compensation Philosophy

NOVAGOLD has a pay-for-performance philosophy and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company. As directed by the Committee, the Company has a compensation philosophy to pay above the median of its Peer Group companies to attract and retain above average executive talent.

Why We Pay Above Median

Factors which influence this policy include the size and scale of the Company’s flagship Donlin Gold project, which is in an extremely remote location and is much larger, and likely more complex, than any asset owned by our Peer Group companies. Our executive compensation program acknowledges that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Additionally, the Company works with senior mining partners as it advances its complex, large-scale project and needs to attract and retain executives with specialized skills, knowledge, and experience which come from working for and with large mining companies. Such skills and knowledge include the areas of geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2024 executive compensation planning, the Committee also referred to the compensation paid by senior mining companies to their incumbents in positions comparable to those held by the Company’s NEOs. Although not included in the Peer Group, the Committee also referenced the compensation packages of Barrick Gold Corporation, Newmont Corporation, Agnico Eagle Mines Ltd., and Kinross Gold Corporation, as: (i) the NEOs have previously worked for at least one of those senior mining companies, ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive talent. No changes to the Company’s compensation programs were made as a result of the supplemental review of the compensation programs of these senior mining companies. Ultimately, the Peer Group companies were selected to reflect the fact that the Company’s assets are in the development stage.

Our Annual Compensation Review Process

The Committee evaluates each executive officer position to establish skill requirements and levels of responsibility. The Committee, after referring to market information provided by its independent Compensation Consultant, Mercer, and after considering the CEO’s recommendations for compensation of the Company’s other officers, makes recommendations to the Board regarding compensation for the officers. The Company regularly meets with its major Shareholders to discuss a variety of matters relevant to the Company. At the request of the Committee, the Company includes the issue of executive compensation in such discussions and provides feedback from the Shareholders to the Committee.

The Committee believes that the Company’s executive compensation program structure has been successful in achieving the goals set out in the Committee’s compensation philosophy, namely attracting and retaining above-average executive talent who have worked for and with large mining companies, and who have specialized skills, knowledge and experience necessary to advance the Company’s

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COMPENSATION DISCUSSION & ANALYSIS

significant and complex Donlin Gold project. As such, the executive compensation program targets remained unchanged from 2023 to 2024. The Committee currently targets NEO compensation as follows:

•	Base Salary – 62.5th percentile of the Peer Group companies (as defined in the “Peer Group” section above);

•	Total Cash Compensation (base salary & annual incentive) – 62.5th percentile of the Peer Group companies; and

•	Total Direct Compensation (base salary, annual incentive & long-term incentive compensation) – 75th percentile of the Peer Group companies.

Executive Compensation Objectives and Elements

In establishing compensation objectives for the NEOs, the Committee seeks to accomplish the following goals:

•	recruit and subsequently retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions at Peer Group companies;

•	incentivize executives to achieve important corporate and individual performance objectives and reward them when such objectives are met; and

•	align the interests of executive officers with the long-term interests of Shareholders through participation in the Company’s stock-based compensation plans.

During 2024, the Company’s executive compensation package consisted of the following principal components: base salary, annual incentive cash bonus, various welfare plan benefits, 401(k) retirement account (“401(k)”), including employer matching funds for U.S. NEOs, and long-term incentives in the form of stock options and Performance Share Units (“PSUs”).

The following table summarizes the different elements of the Company’s total compensation package for all employees, including the NEOs:

Compensation Element	Objective	Key Feature	Compensation Element “At-Risk”

Base Salary	Provide a fixed level of cash compensation for performing day-to-day responsibilities.	Base salary bands were created and are reviewed annually based on the 62.5th percentile of the Peer Group market data for base salary. Actual increases are based on individual performance.	No

Annual Incentive Plan	Reward for short-term achievement of corporate and individual goals.

Cash payments based on a formula. Each NEO has a target opportunity based on the 62.5th percentile of the Peer Group market data for total cash. Actual payout depends on performance against annual corporate and individual goals.

Yes

Stock Options	Align executives’ interests with those of Shareholders, encourage retention and reward long-term Company performance.

Calculations for awards are based on targets for each NEO determined by targeting the 75th percentile of the Peer Group market data for total direct compensation. Stock option grants vest over three years and have a five-year term.

Yes

Performance Share Units	Align executives’ interests with those of Shareholders, encourage retention and reward long-term Company performance.

Calculations for grant amounts are based on targets for each NEO determined by targeting the 75th percentile of the Peer Group market data for total direct compensation. Annual PSU grants cliff vest at the end of a three-year performance period and actual payout, if any, depends upon performance against corporate goals as established by the Board at the time of grant.

Yes

Employee Share Purchase Plan	Encourage ownership in the Company through the regular purchase of Company shares from the open market.	Employees may contribute up to 5% of base salary and the Company matches 50% of the employee’s contribution.	No

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Element	Objective	Key Feature	Compensation Element “At-Risk”

Retirement Plans	Provide retirement savings.

401(k) – Company matches 100% of the U.S. employee’s contribution up to 5% of base salary, subject to applicable IRS limitations.

RRSP – Company matches 100% of the Canadian employee’s contribution up to 5% of base salary, subject to applicable CRA limitations.

No

Welfare Plan Benefits	Provide security to employees and their dependents pertaining to health and welfare risks.	Coverage includes medical, dental and vision benefits, short- and long-term disability insurance, life and AD&D insurance and an employee assistance plan.	No

Annual Compensation Decision-Making Process

Each year, the executive team establishes goals for the upcoming year that include key priorities and initiatives. The CEO presents these goals to the Committee and Board for consideration and approval.

The Company’s fiscal year 2025 corporate goals and weightings include:

ADVANCE DONLIN GOLD TOWARD FEASIBILITY STUDY / CONSTRUCTION DECISION / PRODUCTION:

20% WEIGHT

Advance Donlin Gold Permits and Approvals (25%)

Threshold (~70-90% rating)	Select contractor for and initiate execution of scope of work for Alaska Dam Safety Certification Detailed Design Package

Target (~90-110% rating)

Threshold plus:

Obtain and incorporate ADNR comments on Preliminary Design Package into the Detailed Design Package

Complete CIRI ROW easement

Present draft post-closure management, monitoring and water treatment trust agreement to stakeholders and ADNR and incorporate feedback into final draft

Maximum (~110-150% rating)	Target plus: Finalize post-closure management, monitoring and water treatment trust agreement Finalize mine closure area easement relocation with BLM, TKC, Calista, and the State of Alaska

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COMPENSATION DISCUSSION & ANALYSIS

Existing Permits (25%)

Threshold (~70-90% rating)

Support Donlin litigation team in remand process and/or appeal of the decision in the federal litigation

Conduct best available control technology (BACT) analysis for second extension of air quality permit construction deadline

Target (~90-110% rating)

Threshold plus:

Receive extension of the deadline to complete construction of the pipeline from the BLM

Maintain coordination with regulators regarding APDES permit, waste management permit and reclamation plan renewals

Commence data collections for modeling necessary to obtain third extension of air quality permit construction deadline

Maximum (~110-150% rating)	Obtain favorable decisions in 401 certification case from Alaska Superior Court in: i) ROW case ii) water rights case or from Alaska Supreme Court in: 401 certification case

Donlin Gold Engineering Studies (30%)

Threshold (~70-90% rating)

1) Open camp and staff up for drill program

2) Finalize testwork associated with the 2024 pilot plant and compile data

3) Onboard mine engineering consultant for mine planning

4) Site water balance update

5) Complete SoW and RFP for cost update

Target (~90-110% rating)

1) Accomplish defined drill program on budget (+/- 10%)

2) Complete update to Process Design Criteria (PDC)

3) Mine engineering with DG24. Update geotech/pit slopes

4) Add geochemistry to water balance model

Award cost estimate update and onboard engineering companies

Maximum (~110-150% rating)

1) Complete drill program on budget and perform camp maintenance projects within the scheduled camp duration

2) Complete update to MetSim model with results from updated PDC

3) Redesign of waste rock facility to mitigate potential acid rock drainage and metal leaching, as required

4) Start cost estimate update

Donlin Gold Resource Model (20%)

Threshold (~70-90% rating)	Continuation of geologic model redesign for mining

Target (~90-110% rating)	Geologic model validation. Update resource model (DG25)

Maximum (~110-150% rating)	Commence sensitivity testing on grid results for intrusives to verify the estimation strategy and reduce risk related to dilution

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COMPENSATION DISCUSSION & ANALYSIS

MAINTAIN A FAVORABLE REPUTATION OF THE COMPANY AND ITS PROJECT

AMONG SHAREHOLDERS:

20% WEIGHT

IR Program and Outreach (80%)

Threshold (~70-90% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 70%. Maintain 12 out of 20 top shareholders* and attract two additions to the holders who hold greater than 0.5 million shares

Target (~90-110% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 80%. Maintain 14 or more out of 20 top shareholders* and attract three or more additions to the holders who hold greater than 0.5 million shares

Maximum (~110-150% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 90%. Maintain 16 or more out of 20 top shareholders* and attract three or more additions to the holders who hold greater than 0.75 million shares

*	Top 20 shareholders do not include passive index funds or custodial funds

Shareholder Engagement (20%)

Threshold (~70-90% rating)	Proxy circular shareholder engagement campaign results in 60% eligible voter turnout at AGM

Target (~90-110% rating)	Proxy circular shareholder engagement campaign results in 70% eligible voter turnout at AGM and at least 80% of votes cast in support of each AGM proposal

Maximum (~110-150% rating)	Proxy circular shareholder engagement campaign results in 80% eligible voter turnout at AGM and at least 85% of votes cast in support of each AGM proposal

PROMOTE STRONG COMMUNITY OUTREACH AND SUSTAINABILITY CULTURE:

15% WEIGHT

Provide Benefits to Y-K Communities and Stakeholder Organizations (60%)

Threshold (~70-90% rating)

Outreach with Tribes and regional entities on potential projects

Invest in and participate in greater than five community events utilizing Community Liaisons when possible

Sign 1 new Shared Values Statement (SVS) with village/tribal council/organization

Support Donlin Gold HR in ensuring shareholder hire for 2025 drill program by contacting 25 villages to let them know about job vacancies

Target (~90-110% rating)

Partner with Tribes and regional entities on one environmental stewardship project – Implement George River smolt study for full migration cycle in collaboration with Native Village of Napaimute

Invest in and participate in greater than ten community events utilizing Community Liaisons when possible

Sign 2 new Shared Values Statements (SVS) with villages/tribal councils/organizations

Support Donlin Gold HR in effort to hire locals from ten or more communities for 2025 drill program

Maximum (~110-150% rating)

Partner with Tribes and regional entities on two environmental stewardship projects – Support Napaimute and AVCP in seeking external funding for continuation of George River smolt study project beyond 2025 in collaboration with Native Village of Napaimute and Water quality training with AVCP

Invest and participate in greater than 20 community events utilizing Community Liaisons when possible

Sign 3 new Shared Values Statements (SVS) with villages/tribal councils/organizations

Support Donlin Gold HR in effort to hire locals from 15 or more communities for 2025 drill program

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COMPENSATION DISCUSSION & ANALYSIS

Educate Stakeholders About the Project Through Two-Way Communication (40%)

Threshold (~70-90% rating)

Collaborate with Calista and/or TKC to present project information in two communities

Maintain state and federal government affairs relationships through engagement as a member of various trade associations (NMA, AEMA, AMA and Alaska Metal Mines Association)

Target (~90-110% rating)

Collaborate with Calista and/or TKC to present project information in three communities and one public event

Hold one Subsistence Community Advisory Committee (SCAC) meeting

Provide one mine tour opportunity for stakeholders

Participate in two engagements with Alaska legislative members

Participate in two engagements with Alaska federal Congressional delegation members and/or federal administrative agencies

Maximum (~110-150% rating)

Collaborate with Calista and/or TKC to present project information in four communities and two public events

Hold two SCAC meetings

Provide one mine tour and Donlin Gold site tour opportunity for stakeholders

Participate in three engagements with Alaska legislative members

Participate in four engagements with Alaska federal Congressional delegation members and/or federal administrative agencies

MAINTAIN STRONG SAFETY AND ENVIRONMENTAL PERFORMANCE:

10% WEIGHT

Maintain Strong Safety Focus at Donlin Gold (40%)

Threshold (~70-90% rating)	No lost-time incidents. Medical incident rate of 2.5 to 3.5, not including non-work-related medical incidents or pre-existing conditions

Target (~90-110% rating)	No lost-time incidents and no more than five high potential incidents. Medical incident rate of 1.5 to 2.5, not including non-work-related medical incidents or pre-existing conditions

Maximum (~110-150% rating)	No lost-time incidents and no more than three high potential incidents. Medical incident rate of <1.5, not including non-work-related medical incidents or pre-existing conditions

*

A high potential incident is an event that has reasonable potential to result in: i) fatality, ii) permanent total disability, or iii) damage to a facility, structure or equipment in excess of US $50,000

Environmental: Spills and Compliance (40%)

Threshold (~70-90% rating)	No spills to water. No more than 4 spills of greater than 10 gallons each to land

Target (~90-110% rating)	No spills to water. No more than 2 spills of greater than 10 gallons each to land. No citations for non-compliance with any permits from any issuing governmental agency

Maximum (~110-150% rating)	Complete target goals plus: no spills of more than de minimus levels to land

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COMPENSATION DISCUSSION & ANALYSIS

Environmental: Reclamation (20%)

Threshold (~70-90% rating)	Start Snow Gulch stream channel restoration

Target (~90-110% rating)	n/a

Maximum (~110-150% rating)	Complete Snow Gulch stream channel restoration within the scheduled camp duration

MANAGE COMPANY TREASURY EFFECTIVELY AND EFFICIENTLY:

5% WEIGHT

Company Budget (25%)

Threshold (~70-90% rating)	Complete 2025 over budget by no more than 5% excluding payroll

Target (~90-110% rating)	Complete 2025 on budget excluding payroll

Maximum (~110-150% rating)	Complete 2025 under budget by 5% or better excluding payroll

Maintain Effective Internal Controls Over IT and Financial Reporting (25%)

Threshold (~70-90% rating)	No material weaknesses and no unresolved significant deficiencies at year end

Target (~90-110% rating)	No material weaknesses and no significant deficiencies identified

Maximum (~110-150% rating)	No material weaknesses and no significant deficiencies identified and successfully revamp stock-based compensation quarterly process and controls

Corporate Treasury (50%)

Threshold (~70-90% rating)	Description redacted

Target (~90-110% rating)	Description redacted

Maximum (~110-150% rating)	Description redacted

STRATEGIC GOAL #1

30% WEIGHT

Threshold (~70-90% rating)	Description redacted

Target (~90-110% rating)	Description redacted

Maximum (~110-150% rating)	Description redacted

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COMPENSATION DISCUSSION & ANALYSIS

Achievement of the foregoing strategic goals will be measured at the end of fiscal 2025 by assessing completion of the underlying tactical goals. Based upon the level of completion of the goals, performance ratings are determined for the Company by the Board and for each of the NEOs by the Committee. These Company and individual performance ratings are used in making decisions and calculations related to base salary increases and annual incentive payments.

The Board can exercise discretion in determining the appropriate performance rating for the Company and for the executive officers based on their evaluation of performance against goals set at the beginning of the year. The size of any payment or award is dependent on the Company and the individual performance ratings as determined by the Committee and Board. The ratings can range from 0% to 150%, with 100% representing achievement of the target goal and 150% representing the maximum allowable rating for exceeding the target goal. The Board did not exercise any discretion with respect to the Company performance rating for the 2024 Company goals.

The Committee makes a recommendation to the Board regarding the NEOs’ base salary and annual incentive payments. Stock option and PSU grants for NEOs are also approved by the Board and are based upon a fixed long-term incentive target for each NEO expressed as a percentage of the NEO’s base salary.

Base salary increases, if granted, are effective January 1 of each year and annual incentive payments are usually made shortly after the end of the fiscal year, which concludes each year on November 30.

The chart below illustrates the 2024 targeted and actual pay mix for the CEO and other NEO. The actual 2024 pay mix is based on compensation earned in fiscal year 2024; however, the annual incentive amounts earned in 2024 were paid or awarded after the close of fiscal year 2024. It is important to note that long-term incentive amounts earned in 2024, including a new hire stock option grant for Mr. Adamek, have not been granted to the NEOs in the form of equity awards or otherwise paid to the NEOs as of the date of this proxy circular, which is reflected in the 2024 Actual Pay Mix Chart below. The Company anticipates these long-term incentive awards will be made during fiscal year 2025. The NEOs’ target pay mix remains unchanged from fiscal year 2024 to fiscal year 2025.

Compensation Elements

After compiling information based on salaries, bonuses and other types of cash and equity-based compensation programs obtained from the public disclosure records of the Peer Group, the Compensation Consultant reported its findings and made recommendations to the Committee regarding compensation targets for Directors and NEOs.

The Committee has set the following compensation targets for the Company’s NEOs for the 2025 fiscal year, which were unchanged from fiscal year 2024:

•	CEO

•	Base Salary – 62.5th percentile of Peer Group

•	Annual Incentive Target – 100% of base salary

•	Long Term Incentive Target – 375% of base salary
•	Other NEOs

•	Base Salary – 62.5th percentile of Peer Group

•	Annual Incentive Target – 80% of base salary

•	Long Term Incentive Target – 250% of base salary

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COMPENSATION DISCUSSION & ANALYSIS

In addition, our NEOs receive compensation in the form of Company-paid health and welfare benefits (medical, dental, vision, life, AD&D, short-term and long-term disability insurance) and a Company match on 401(k) and Employee Stock Purchase Plan contributions, which benefits are offered on par to all employees. Our NEOs are entitled to one paid executive physical per year, and Mr. Lang receives an auto allowance. The foregoing items of NEO compensation are reflected in the Summary Compensation Table on page 58 of this Circular.

Base Salary

Salaries for officers are determined by evaluating the responsibilities inherent in the position held and each individual’s experience and past performance, as well as by reference to the competitive marketplace for management talent at the Peer Group companies. The Committee refers to market information provided by the Compensation Consultant on an annual basis. The Compensation Consultant matches the executives to those individuals performing similar functions at the Peer Group companies. For the 2024 fiscal year, the Company set the 62.5th percentile of this market data as a target for base salaries.

As explained in the section “Executive Compensation Philosophy” above, the Company targets base salaries above the median of salaries paid by the Peer Group companies to assist in attracting and retaining the highly experienced people that the Company needs to be successful.

If a NEO is fully competent in their position, the NEO will be paid between 95% and 105% of the guidepost. ‘Guidepost’ refers to the midpoint of the applicable salary band. Developing NEOs are generally paid between 80% and 94% of the guidepost and NEOs who are highly experienced and consistently perform above expectations can be paid between 106% and 125% of the guidepost. The Company most recently updated its compensation guideposts for employees during 2023 with the assistance of Mercer. The Compensation Committee reviewed and approved the guideposts for the NEOs in November 2023.

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COMPENSATION DISCUSSION & ANALYSIS

NEO Base Salary Compared to Salary Band Guideposts

NEO	2024 Base Salary Compared to Salary Band Guidepost	Reason

Gregory Lang	Above: 125% of guidepost	Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience, current performance and long tenure at the Company. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders.

David Ottewell (retired July 15, 2024)	At: 101% of guidepost	Mr. Ottewell’s base salary is at the salary range guidepost for his role and level as he has now served as the Company’s VP and CFO for eleven years. His current and past performance has been excellent, and his previous experience as the Vice President and Controller for Newmont Corporation prepared him for the additional responsibilities incumbent upon the Vice President and CFO position at the Company.

Peter Adamek	Below: 87% of guidepost	Mr. Adamek’s base salary is below the salary range guidepost for his position as he is serving as CFO of a publicly traded company for the first time. Mr. Adamek’s experience serving as an auditor at KPMG, working in the RBC Capital Markets Global Mining division, and 14 years working in various financial and accounting roles at Hudbay have prepared him to serve as the Company’s CFO.

Richard Williams	Below: 94% of guidepost	Mr. Williams is an accomplished mine engineer and metallurgical expert. His promotion to the role of COO in 2024 reflects the addition of broader corporate strategy responsibilities related to the development and deployment of the Company’s assets to his job description. His base salary is slightly below the salary range guidepost for his position as he is new to the COO role.

Base Salaries for 2025

The Board agreed with the Committee’s recommendations and approved the following base salaries to be effective as of January 1, 2025 for Mr. Lang, Mr. Adamek, and Mr. Williams:

NEO	Title	2024 Base Salary	2025 Base Salary	% Change

Gregory Lang	President & CEO	$859,600	$885,400	3%

Peter Adamek	VP & CFO	$400,000	$412,000	3%

Richard Williams	VP & COO	$434,500	$447,500	3%

Annual Incentive Plan

At the end of each fiscal year, the Committee reviews individual performance and Company performance against the goals set by the Company for such fiscal year. The assessment of whether the Company’s goals for the year have been met includes, but is not limited to, considering the quality and measured progress at the Company’s development stage project, strong safety record, protection of the Company’s treasury, corporate alliances and similar achievements.

Annual Incentive Payment for 2024

Annual incentive awards for 2024 were based on performance relative to goals set at the beginning of fiscal year 2024. Performance is measured in two areas: company and individual. The ratings can range from 0% to 150%, with 100% representing achievement of the target goal and 150% representing the maximum allowable rating for exceeding the target goal.

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COMPENSATION DISCUSSION & ANALYSIS

Discussions around Company goals for the following year commence during strategy sessions that usually begin in the fall of the preceding year. The NEOs, other officers and some managers are involved in the strategy sessions. These Company goals are reviewed and approved by the Committee and Board. Individual goals flow down from the Company goals to ensure that everyone’s efforts are aligned with the goals and linked to the success of the Company.

The Company also focuses on setting goals around its core values which include safety, sustainability, accountability, communication, empowerment, integrity, respect, and teamwork.

The 2024 Company goals included:

ADVANCE DONLIN GOLD TOWARD CONSTRUCTION DECISION:

25% WEIGHT

Advance Donlin Gold Permits and Approvals (25%)

Threshold (~70-90% rating)	Submit Alaska Dam Safety Certification Preliminary Design Packages

Target (~90-110% rating)	Submit Alaska Dam Safety Certification Preliminary Design Packages Execute signed financial assurance trust fund MOU with the State Complete lease agreement with CIRI for the pipeline ROW

Maximum (~110-150% rating)	Target items plus: Submit Alaska Dam Safety Certification Preliminary Design Packages and obtain the state’s comments and concurrence, and BLM finalizes the mine area easement relocations

Achievement Description	All five Preliminary Design Packages were submitted in calendar year 2024. State is reviewing Preliminary Design Packages. Preparing RFP to go out to bid for dam safety Detailed Design Packages work. State has agreed to financial assurance process steps without need for MOU; this is complete. CIRI lease agreement negotiations are largely complete, awaiting appraisal terms

Achievement Rating:	100%

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COMPENSATION DISCUSSION & ANALYSIS

Existing Permits (25%)

Threshold (~70-90% rating)	No substantive adverse decisions in state or federal court related to Donlin Gold permits

Target (~90-110% rating)	Threshold item plus: Obtain favorable decision upholding the 401 Certification in Alaska Superior Court

Maximum (~110-150% rating)

Target items plus:

APDES permit, waste management permit, and reclamation plan approval approved, and any one of the following upheld:

i) water rights in Alaska Supreme Court;

ii) state pipeline ROW in Alaska Supreme Court; or

iii) the JROD in federal court

Achievement Description

No adverse decisions in state court related to Donlin Gold permits to date. While the 9/30/2024 federal court decision is an adverse decision, it is important to note that the court’s ruling didn’t find that the federal agencies issued a permit when they legally shouldn’t have or entirely failed to analyze a relevant issue. Rather, the court found that an issue addressed in the EIS should have been looked at differently (i.e., while the EIS looked at a release of 2.5M cubic yards of tailings, the Court determined that a larger theoretical release should have been evaluated). Additionally, this issue can be remedied through a narrow supplemental analysis or, depending on the court’s remedy decision, can be appealed. The court ruled against plaintiffs on the two issues that would have been more challenging to resolve.

In April, U.S. Senators Lisa Murkowski and Dan Sullivan, along with U.S. Representative Mary Peltola, submitted a joint amicus brief in Federal Court, referring to Donlin Gold as one of Alaska’s most important and necessary economic development projects in one of the most impoverished regions in Alaska.

Since the Court’s decision on 9/30/2024, we’ve actively been coordinating outreach to the federal agencies through our counsel and the U.S. Department of Justice (DOJ) and directly to the agencies through Calista who is best positioned to deliver the right message to keep the federal agencies supportive of the project and advocate for a narrow remand without vacatur.

Achievement Rating:	75%

Donlin Gold Engineering Studies (25%)

Threshold (~70-90% rating)	n/a

Target (~90-110% rating)	Complete Donlin Gold project 2024 engineering work, including: i) the pilot plant, ii) advanced mine planning, and iii) pit design

Maximum (~110-150% rating)	n/a

Achievement Description	Pilot plant work to concluded. RFP for advanced mine planning and pit design work has been issued. Completed the MetSim update model and report (Hatch). Completed the Crooked Creek infrastructure review report. Completed the transfer of the water balance from an excel spreadsheet to the GoldSim software. Updated the groundwater model incorporating the 2023 pump test data

Achievement Rating:	100%

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COMPENSATION DISCUSSION & ANALYSIS

Donlin Gold Resource Model (25%)

Threshold (~70-90% rating)	Validate existing resources

Target (~90-110% rating)	Complete DG24 geologic and resource models by mid-2024

Maximum (~110-150% rating)	Complete target items plus, NOVAGOLD to engage third-party consultant(s) to complete independent resource model

Achievement Description	DG24 geologic and resource models completed by independent third-party consultant

Achievement Rating:	110%

MAINTAIN A FAVORABLE REPUTATION OF THE COMPANY AND ITS PROJECT

AMONG SHAREHOLDERS:

25% WEIGHT

IR Program and Outreach (80%)

Threshold (~70-90% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 70%. Maintain 12 out of 20 top shareholders* and attract two additions to the holders who hold greater than 0.5 million shares

Target (~90-110% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 80%. Maintain 14 or more out of 20 top shareholders* and attract three or more additions to the holders who hold greater than 0.5 million shares

Maximum (~110-150% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 90%. Maintain 16 or more out of 20 top shareholders* and attract three or more additions to the holders who hold greater than 0.75 million shares

Achievement Description	Reached out to 100% of top 20 shareholders and engaged with 75%. Maintained 16 out of top 20 shareholders and attracted two new shareholders holding more than 0.75 million shares. Seven of the ten existing top holders increased their holdings by more than 28M shares in the aggregate.

Achievement Rating:	125%

*	Top 20 shareholders do not include passive index funds or custodial funds

Shareholder Engagement (20%)

Threshold (~70-90% rating)	Proxy circular shareholder engagement campaign results in 60% eligible voter turnout at AGM

Target (~90-110% rating)	Proxy circular shareholder engagement campaign results in 70% eligible voter turnout at AGM and at least 80% of votes cast in support of each AGM proposal

Maximum (~110-150% rating)	Proxy circular shareholder engagement campaign results in 80% eligible voter turnout at AGM and at least 85% of votes cast in support of each AGM proposal

Achievement Description	80.87% of shareholders eligible to vote at 2024 AGM cast ballots. All proposals except Say on Pay were supported by more than 85% of votes cast. Say on Pay was approved by 83.72% of votes cast despite a negative vote recommendation from ISS

Achievement Rating:	120%

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	49

COMPENSATION DISCUSSION & ANALYSIS

PROMOTE A STRONG ESG CULTURE INCLUDING SAFETY, COMMUNITY RELATIONS,

SUSTAINABILITY AND ENVIRONMENT:

15% WEIGHT

Increase Level and Geographic Footprint of Donlin Gold Project Support in Y-K Region (30%)

Threshold (~70-90% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions

Target (~90-110% rating)

Achieve 2 affirmative statements of support from key stakeholders, influencers, community Tribal Councils, City Councils, etc.

Sign 2 new Shared Value Statements (SVS) with villages/tribal councils/organizations

Implement 3 community investment/development projects (Backhaul, Bethel Community Services Foundation, Education funds, Crooked Creek H2O, and ACP H2O) while expanding and leveraging ongoing partnerships

Objective with community investment/development projects is to foster common community engagement among the Y-K villages within the region and ensure that Donlin Gold is a trusted community member

Maximum (~110-150% rating)

Achieve 4 affirmative statements of support from key stakeholders, influencers, community Tribal Councils, City Councils, etc.

Sign 3 new Shared Value Statements (SVS) with villages/tribal councils/organizations

Implement 5 community investment/development projects (Backhaul, Bethel Community Services Foundation, Education funds, Crooked Creek H2O, and ACP H2O) while expanding and leveraging ongoing partnerships

Objective with community investment/development projects is to foster common community engagement among the Y-K villages within the region and ensure that Donlin Gold is a trusted community member

Achievement Description	No increase in the net number of villages/groups in Y-K region with opposing resolutions. No new affirmative statements of stakeholder support. Three new SVS completed in fiscal 2024. Completed seven community investment projects in 2024

Achievement Rating:	135%

Increase Communications with Native Corporation Partners and Key Stakeholders (20%)

Threshold (~70-90% rating)	Work with Donlin Gold and Barrick to update communications plan by end of Q1/2024 for the year. Assist with execution of 2024 communications plan

Target (~90-110% rating)

Threshold items plus:

Support Donlin Gold to conduct four seminars with village corporations/tribes/regional organizations with a particular focus on groups/villages opposed/neutral on the project with support from Calista and TKC

Donlin Gold to make presentations at two public engagements with Calista/TKC

Maximum (~110-150% rating)

Threshold items plus:

Support Donlin Gold in conducting six seminars with village corporations/tribes/regional organizations with a particular focus on groups/villages opposed/neutral on the project with support from Calista and TKC

Donlin Gold to make presentations at three public engagements with Calista/TKC

Achievement Description

Completed Donlin Gold Communications Plan with team, Calista and TKC in Q1/2024.

Donlin Gold, with support from Company staff, completed eight seminars with Calista and TKC, and made three public presentations with Calista and TKC during fiscal 2024

Achievement Rating:	150%

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COMPENSATION DISCUSSION & ANALYSIS

Maintain Strong Safety Focus at Donlin Gold (15%)

Threshold (~70-90% rating)	No lost-time incidents. Medical incident rate of 2.5 to 3.5, not including non-work-related medical incidents or pre-existing conditions

Target (~90-110% rating)	No lost-time incidents and no more than five high potential incidents.* Medical incident rate of 1.5 to 2.5, not including non-work-related medical incidents or pre-existing conditions

Maximum (~110-150% rating)	No lost-time incidents and no more than three high potential incidents.* Medical incident rate of <1.5, not including non-work-related medical incidents or pre-existing conditions

Achievement Description	Limited activity at camp. No incidents of any type. 2024 medical incident rate is 0.0.

Achievement Rating:	100%

*

A high potential incident is an event that has reasonable potential to result in: i) fatality, ii) permanent total disability, or iii) damage to a facility, structure or equipment in excess of US $50,000

Environmental: Spills and Compliance (15%)

Threshold (~70-90% rating)	No spills to streams. No more than four spills of greater than 10 gallons each to land

Target (~90-110% rating)	No spills to streams. No more than two spills of greater than 10 gallons each to land. No citations for non-compliance with any permits from any issuing governmental agency

Maximum (~110-150% rating)	Complete target goals plus: no spills of more than de minimus levels to land

Achievement Description	Limited activity at camp. No incidents of any type

Achievement Rating:	100%

Environmental: Fisheries (15%)

Threshold (~70-90% rating)	Reconnect Snow Gulch Pond to Crooked Creek and stabilize restoration area

Target (~90-110% rating)

Reconnect Snow Gulch Pond to Crooked Creek, stabilize restoration area, and demonstrate fish use in restored pond

Complete one local fisheries project in the Y-K region with at least one key Donlin Gold stakeholder

Maximum (~110-150% rating)

Complete target goals plus:

Demonstrate presence of salmon in restored ponds and streams

Complete two local fisheries projects in the Y-K region or one regional project with at least one key Donlin Gold stakeholder

Achievement Description	One regional fisheries project has been completed in conjunction with Napaimute (pilot project on George River) to date. Snow Gulch Pond has been reconnected. Fish use including salmon was observed in Q3 2024

Achievement Rating:	150%

Sustainability: Sustainability Report (5%)

Threshold (~70-90% rating)	n/a

Target (~90-110% rating)	Issue NOVAGOLD Sustainability Report that is compliant with GRI standards

Maximum (~110-150% rating)	n/a

Achievement Description	Sustainability Report aligned with GRI standards was completed and issued in April 2024

Achievement Rating:	110%

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	51

COMPENSATION DISCUSSION & ANALYSIS

MANAGE COMPANY TREASURY EFFECTIVELY AND EFFICIENTLY; STREAMLINE CORPORATE STRUCTURE: 5% WEIGHT

Company Budget (45%)

Threshold (~70-90% rating)	Complete 2024 over budget by no more than 5% excluding payroll

Target (~90-110% rating)	Complete 2024 on budget excluding payroll

Maximum (~110-150% rating)	Complete 2024 under budget by 5% or better excluding payroll

Achievement Description	Completed 2024 under budget by more than 5% excluding payroll

Achievement Rating:	110%

Maintain Effective Internal Controls Over Financial Reporting (45%)

Threshold (~70-90% rating)	No material weaknesses

Target (~90-110% rating)	No material weaknesses and no unresolved significant deficiencies at year end

Maximum (~110-150% rating)	No material weaknesses and no significant deficiencies identified

Achievement Description	No material weaknesses or significant deficiencies

Achievement Rating:	110%

Streamline Corporate Structure (10%)

Threshold (~70-90% rating)	n/a

Target (~90-110% rating)	Wind Up Bermuda subsidiaries, or NovaGold Argentina, Inc.

Maximum (~110-150% rating)	Wind Up Bermuda subsidiaries and NovaGold Argentina, Inc.

Achievement Description	Wind up of Bermuda subsidiaries and NovaGold Argentina, Inc. completed

Achievement Rating:	100%

STRATEGIC GOAL #1

30% WEIGHT

Threshold (~70-90% rating)	Description redacted

Target (~90-110% rating)	Description redacted

Maximum (~110-150% rating)	Description redacted

Achievement Description	Description redacted

Achievement Rating:	110%

52	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

The Committee and Board determined that overall, the 2024 Company goals were successfully achieved at the levels as described above, and the resulting Company rating was 113%, calculated as set out below.

Neither the Committee nor the Board exercised any discretion with regard to the Company achievement rating for 2024.

Goal Category	Category Weight	Achievement by Category	Weighted Achievement by Category

Donlin Gold	25%	96.25%	24.06%

Maintain Favorable Reputation of Company and its Project	25%	124.00%	31.00%

ESG Culture Including Safety, Community Outreach, Sustainability & Environment	15%	128.50%	19.28%

Manage Treasury, Streamline Corporate Structure	5%	109.00%	5.45%

Strategic Goal #1	30%	110.00%	33.00%

Totals:	100%		112.79%

The formula for determining NEO annual incentive payments each year is as follows:

STEP 1:	Company Performance Rating multiplied by 80%	PLUS	Individual Performance Rating multiplied by 20%

The sum of Step 1 is multiplied by:

STEP 2:	The NEO’s annual incentive target (%)	MULTIPLIED BY	The NEO’s annual base salary ($)

The Company performance component is weighted more heavily than the individual performance component in the formula above for each of the NEOs due to the level of influence the NEOs are expected to have over the Company’s performance.

NEO Individual Performance Ratings

In establishing the individual performance ratings for 2023, the Committee considered the following factors with respect to each of the NEOs.

NEO	Fiscal Year 2024 Individual Performance Rating	2024 Performance Highlights

Gregory Lang	125%

•  Commendable leadership of NOVAGOLD’s executive team.

•  Ensured a smooth transition of CFO duties from retiring CFO to new CFO.

•  Served as a member of the Donlin Gold LLC board in 2024, overseeing strategic advancement of the project in the areas of permitting, permitting defense, engineering, and community relations.

Peter Adamek	100%

•  Lead role in safeguarding the Company’s treasury, ending fiscal 2024 under budget.

•  No significant deficiencies or material weaknesses in internal controls over financial reporting in fiscal 2024.

•  Serves as executive primarily responsible for risk management.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	53

COMPENSATION DISCUSSION & ANALYSIS

NEO	Fiscal Year 2024 Individual Performance Rating	2024 Performance Highlights

Richard Williams	135%

•  Served as a member of the Donlin Gold LLC board in 2024 overseeing strategic advancement of the project in the areas of permitting, permitting defense, engineering, and community relations.

•  Oversaw update of the Donlin Gold resource model by an independent third-party consultant

•  Served as lead on the Donlin Gold pilot plant and metallurgical work

The NEOs’ annual incentive payment for fiscal 2023 performance was paid in fiscal 2024. The following table describes the annual incentive payment calculation for each NEO based on performance in 2023 by applying the annual incentive calculation formula above to the columns below:

((A x B) + (C x D)) x (E x F) = G

	A	B	C	D	E	F	G

NEO	2023 Company		2023 Individual		Annual Incentive Target (as a % of annual base salary)	2023 Annual Base Salary	2023 Annual Incentive Payment
	Weight	Performance Rating	Weight	Performance Rating

Gregory Lang	80%	114%	20%	130%	100%	$838,600	$982,839

David Ottewell	80%	114%	20%	120%	80%	$463,900	$427,530

Peter Adamek	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Richard Williams	80%	114%	20%	140%	80%	$362,100	$345,299

The foregoing table shows the actual annual incentive payment made to each NEO for their performance in 2023 in column G. The table in the section titled “Grants of Plan-Based Awards” below displays the target and maximum annual incentive payouts available to each NEO for fiscal year 2024.

Stock-Based Incentive Plans (Long-Term Incentives)

Stock-based grants are generally awarded to officers at the commencement of their employment and periodically thereafter. Annual grants of stock options and/or PSUs are made based on a target percentage of base salary for each NEO. The purpose of granting stock options and/or PSUs is to assist the Company in compensating, attracting, retaining, and motivating directors, officers, employees, and consultants of the Company, and to closely align the personal interests of such persons to those of the Shareholders. These equity vehicles were chosen because the Company believes that these vehicles best incentivize the team to focus their efforts on increasing Shareholder value over the long-term.

The Committee targeted the 75th percentile of the total direct compensation data provided by the Compensation Consultant for the NEOs. The Company uses two different plans for stock-based grants for its NEOs: the Stock Award Plan (stock options) and the PSU Plan. The percentage of stock options versus PSUs granted is determined by the Committee for each grant. The Company’s Stock Award Plan was adopted on May 11, 2004, and the PSU Plan was adopted on May 26, 2009. The Stock Award Plan is for the benefit of the officers, Directors, employees and consultants of the Company or any subsidiary company, and the PSU Plan is for the benefit of the officers, employees and consultants of the Company or any subsidiary company.

54	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

Stock options granted to the NEOs pursuant to the Stock Award Plan for performance in 2023 have a five-year life and vest over three years: 1/3 on the first anniversary of the grant date, 1/3 on the second anniversary of the grant date, and 1/3 on the third anniversary of the grant date. PSUs granted to the NEOs pursuant to the PSU Plan for performance in 2023 have a three-year performance period between the grant date and the maturity date when a vesting determination is made.

The value of each NEO’s long-term incentive (LTI) award is calculated as follows:

The NEO’s annual base salary ($)	MULTIPLIED BY	LTI Target %

Half of the resulting LTI award value is then divided by the Black-Scholes value of the Company’s Common Shares at fiscal year-end to arrive at the number of stock options to be granted. Inputs used in the Black-Scholes valuation model include the Company’s historical stock price to determine the stock’s volatility, the expected life of the option, which is based on the average length of time similar option grants in the past have remained outstanding prior to exercise, and the vesting period of the grant.

The remaining half of the LTI award value is divided by the closing price of the Company’s Common Shares on the NYSE American at fiscal year-end to determine the number of PSUs to be granted. Annual grants of stock options and PSUs are granted based on the formulas described above; however, the Compensation Committee considers existing, outstanding equity grants made to individuals if special equity grants (e.g., new hire grants, off-cycle grants) are recommended to the Board for those individuals.

As of the date of this Circular, the Board of Directors has not made any grant of equity awards to the NEOs in recognition of their performance during fiscal year 2024. These annual grants are typically made each December following the close of the fiscal year on November 30. The Board of Directors anticipates making equity grants to the NEOs in recognition of their performance in 2024 during fiscal year 2025.

Executive Special Retention Awards Matured in Fiscal Year 2024

In late 2022 the Compensation Committee engaged in an executive succession planning exercise with Mercer, the Compensation Committee’s independent compensation consultant. One outcome of this exercise was an effort to ensure continuity of the current executive team through at least mid-2024. To accomplish this the Board approved special retention grants for the NEOs and two other Company executives. The special retention grants were awarded December 15, 2022, in the form of PSUs that matured at 100% of the grant amount on June 30, 2024, and were paid out in Common Shares shortly thereafter to the grantees that remained employed as Company executives on June 30, 2024. As a result of these special retention grants, Mr. Lang received 44,300 Common Shares, Mr. Ottewell received 35,500 Common Shares, and Mr. Williams received 31,000 Common Shares in July 2024. All five executives, including NEOs Lang, Ottewell, and Williams, cumulatively received Common Shares totaling 181,700, valued at $3.46 per Common Share. Mr. Williams also received a special retention cash award of $175,000 that was paid to him in July 2024.

Discretionary Vesting of PSUs Granted in December 2021

The annual PSU awards granted to employees on December 1, 2021 (the “2021 PSUs”), did not meet the performance criteria for a guaranteed minimum payout as of November 30, 2024, which was the end of the performance period. Upon the recommendation of the Compensation Committee, and after obtaining conditional approval from the Toronto Stock Exchange, the Board approved a discretionary payout of 25% of the 2021 PSUs in December 2024, totaling 102,100 Common Shares, for the following reasons:

•	it is in the best interest of the Company and its long-term employee retention strategy;

•	the Company did not pay out PSUs in 2023 or 2022 as the performance criteria was not met and the PSU grants were forfeited;

•	certain factors outside the Company’s control have impacted the ability of the Company to meet the performance criteria;

•

the Board and management believe that every employee should be an owner of the Company because ownership is fundamental to aligning the interests of management and employees with those of shareholders. As a result, share-based compensation is an important component of the Company’s compensation program and the Company’s employees should not be disadvantaged by factors outside their control; and

•	consistent with the at-risk performance-based pay philosophy, long-term incentive compensation comprises a significant portion of the total compensation payable by the Company.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	55

COMPENSATION DISCUSSION & ANALYSIS

Executive Share Ownership

In order to align the interests of the Company’s senior executives with those of its Shareholders, the Company first implemented share ownership guidelines for its senior executives in April 2009 and updated them for the President and CEO effective August 12, 2020. Under the guidelines, a senior executive can satisfy the applicable share ownership requirement by holding Common Shares. Stock options and unvested PSUs do not count toward this requirement. Pursuant to the guidelines, senior executives must meet their share ownership requirements within five years of becoming a senior executive or within three years of any change to the executive’s share ownership requirements. There are no equity holding period requirements.

For the President and CEO, the share ownership requirement is that amount equal to the value of five times his annual base salary. In the case of the CFO and the COO, the share ownership requirement is that amount equal to the value of two times his annual base salary and, in the case of other executives, one times their annual base salary. Upon meeting the share ownership requirement, an executive is deemed to have met the share ownership requirement going forward, regardless of changes in the price of a Common Share, so long as: (i) the executive’s share ownership does not drop below the number of shares held at the time they first met the share ownership requirement, and (ii) the applicable share ownership requirement remains the same. Executives are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive. Executives are also not permitted to pledge Company securities to secure personal debts or loans.

Fiscal Year End NEO Share Ownership

The following table outlines the aggregate value of the Common Shares held by each NEO employed by the Company as of November 30, 2024.

NEO	Eligible Share Holdings (Common Shares) #	Share Ownership Guidelines
		Requirement	$		Proportion of Requirement Met(1) %

Gregory Lang	1,942,723	5 X base salary	4,298,000	(2)	165

Peter Adamek	3,059	2 X base salary	800,000	(3)	1

Richard Williams	433,379	2 X base salary	869,000	(4)	183

(1)	Based on the closing Common Share price on the NYSE American on November 30, 2024 of $3.66.
(2)

Based on Mr. Lang’s annual salary effective January 1, 2024. Mr. Lang has until January 1, 2029 to meet the share ownership requirement equal to $4,298,000. Mr. Lang received a subsequent annual salary increase effective January 1, 2025 and has until January 1, 2030 to meet the share ownership requirement associated with his 2025 annual salary.

(3)

Based on Mr. Adamek’s annual salary effective upon his hire date, June 18, 2024. Mr. Adamek has until June 18, 2029 to meet the share ownership requirement equal to $800,000. Mr. Adamek received a subsequent annual salary increase effective January 1, 2025 and has until January 1, 2030 to meet the share ownership requirement associated with his 2025 annual salary.

(4)

Based on Mr. Williams’ annual salary effective January 1, 2024. Mr. Williams has until January 1, 2029 to meet the share ownership requirement equal to $869,000. Mr. Williams received a subsequent annual salary increase effective January 1, 2025 and has until January 1, 2030 to meet the share ownership requirement associated with his 2025 annual salary.

Retirement Plans

The purpose of the Company’s retirement plans is to assist eligible employees with accumulating capital toward their retirement savings. The Company has a RRSP plan for Canadian employees, whereby employees may contribute a portion of their base pay and receive a dollar-for-dollar match from the Company of up to 5% of their base pay, subject to CRA limitations. The Company has a 401(k) retirement savings plan for U.S. employees whereby they may contribute a portion of their pay and receive a dollar-for-dollar match from the Company of up to 5% of their pay, subject to IRS limitations.

56	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

COMPENSATION DISCUSSION & ANALYSIS

Benefits

The Company’s benefit programs provide employees with health and welfare benefits. The programs consist of medical, dental, vision, life, disability and accidental death and dismemberment insurance, and an employee assistance plan. The only benefits that NEOs receive beyond those provided to other employees is eligibility for a paid annual executive physical, and Mr. Lang receives an auto allowance.

Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking you pursuant to this Circular to consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s NEOs as disclosed herein (the “Executive Compensation Resolution”). See the “Non-Binding Advisory Vote on Executive Compensation” section under Additional Matters to be Acted Upon on page 11 in this Circular. At the Company’s annual meeting of shareholders held on May 16, 2024, approximately 83% of votes cast indicated approval of an advisory say-on-pay proposal with respect to the 2023 fiscal year compensation of the Company’s NEOs.

Compensation Committee Report

The Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024 and the Company’s Circular for the year ended November 30, 2024.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Kalidas Madhavpeddi, Chair

Elaine Dorward-King

Daniel Muñiz Quintanilla

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	57

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Summary Compensation Table

The summary compensation table below sets out NEO compensation, including annual salary earned, incentive awards granted, and all other compensation earned, during the fiscal years ended November 30, 2024, 2023 and 2022, as applicable. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed above under “Compensation Discussion & Analysis”.

Name and Principal Position	Fiscal Year	Salary $	Stock Awards(1) $	Option Awards(2) $	Non-Equity Incentive Plan Compensation(3) $	All Other Compensation(4) $	Total Compensation $

Gregory Lang, President and CEO	2024	857,850	1,549,490	1,572,298	991,978	56,284	5,027,900
	2023	835,908	1,763,378	1,511,824	982,839	54,899	5,148,848
	2022	806,300	1,528,705	1,511,773	940,146	52,872	4,839,796

David Ottewell, Vice President and CFO(5)	2024	289,938	571,540	579,852	267,206	11,481	1,720,017
	2023	462,417	758,261	557,540	427,530	29,110	2,234,857
	2022	445,017	547,331	541,407	413,981	27,346	1,975,082

Peter Adamek, Vice President and CFO(6)	2024	183,333	Nil	Nil	336,920	163,220	683,473

Richard Williams, Vice President and COO(7)	2024	428,467	446,141	452,634	583,082	29,122	1,939,446

(1)

Amounts are based on the grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 13 to the Company’s consolidated financial statements for the applicable fiscal year.

(2)

Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13 to the Company’s consolidated financial statements for the applicable fiscal year. Option-based awards granted during the years ended November 30, 2022, 2023 and 2024 include vested and unvested amounts.

(3)

Except for a one-time cash retention award of $175,000 paid to Mr. Williams in July 2024, which retention award was granted to him on December 15, 2022, the incentive payments were made subsequent to fiscal year-end.

(4)	Amounts in fiscal year 2024 include:
•

For Mr. Lang, $17,188 in 401(k) Company matching contributions, $21,446 in ESPP Company matching contributions, $800 in Company-paid life insurance premiums, $15,000 for auto allowance and $1,850 for a Company-paid executive physical.

•	For Mr. Ottewell, $10,719 in 401(k) Company matching contributions and $762 in Company-paid life insurance premiums.
•	For Mr. Adamek, $8,249 in 401(k) Company matching contributions, $4,583 in ESPP Company matching contributions, $410 in Company-paid life insurance premiums, and $149,978 in moving expenses.
•	For Mr. Williams, $17,188 in 401(k) Company matching contributions, $10,712 in ESPP Company matching contributions, and $1,222 in Company-paid life insurance premiums.
(5)	Mr. Ottewell retired from the Company on July 15, 2024.
(6)	Mr. Adamek was hired on June 18, 2024, and was appointed Vice President and CFO upon Mr. Ottewell’s retirement on July 15, 2024.
(7)	Mr. Williams was promoted to Vice President and COO in 2024, at which time he became a NEO.

58	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in Fiscal 2024

The following table provides information related to plan-based awards granted to our NEOs during fiscal year 2024 based on performance in fiscal 2023.

		Grants of Plan-Based Awards

NEO	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options(3) #	Exercise or Base Price of Option Awards $/Sh	Grant Date Fair Value of Stock and Option Awards(4) $
		Target $	Maximum $	Target #	Maximum #

Gregory Lang	01-Dec-2023			374,400	561,600	—	863,900	4.20	3,121,788
		859,600	1,289,400			—	—	—	—

David Ottewell	01-Dec-2023			138,100	207,150	—	318,600	4.20	1,151,392
		371,120	556,680			—	—	—	—

Peter Adamek	01-Dec-2023			n/a	n/a		n/a	n/a	n/a
		320,000	480,000

Richard Williams	01-Dec-2023			107,800	161,700		248,700	4.20	898,775
		347,600	521,400

(1)	Annual Incentive Plan estimated payments based upon performance targets for fiscal year 2024. The Annual Incentive Plan does not provide a threshold or minimum payout.
(2)

The performance criteria for Performance Share Unit Awards granted December 1, 2023 will be measured and paid out in December 2026, depending upon the level of achievement during the performance period. The PSU Plan does not provide a threshold or minimum payout.

(3)	Grants under the Stock Award Plan.
(4)

Amounts are based upon the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2024.

No stock option awards were re-priced during fiscal year 2024.

NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR	59

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table sets out information concerning all option-based and share-based awards outstanding for each NEO as of November 30, 2024.

	Option-Based Awards(1)						Share-Based Awards

NEO	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price	Option Expiration Date		Value of Unexercised in-the-money Options(2) $	Number of Unearned Shares, Units or Other Rights that have not Vested #	Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(3) $

Gregory Lang	546,000	—	$6.96	30-Nov-2024	(4)	—
	398,800	—	$9.96	30-Nov-2025		—
	401,534	200,766	$6.75	30-Nov-2026		—
	206,534	413,066	$5.77	30-Nov-2027		—
	—	863,900	$4.20	30-Nov-2028		—
							224,000	819,840	(5)
							262,000	958,920	(6)
							374,400	1,368,840	(7)

David Ottewell	194,000	—	$6.96	15-Jan-2025		—
	141,700	—	$9.96	15-Jan-2025		—
	143,800	—	$6.75	15-Jan-2025		—
	76,167	—	$5.77	15-Jan-2025		—

Peter Adamek	—	—					—	—

Richard Williams	120,000	—	$6.96	30-Nov-2024	(4)	—
	87,700	—	$9.96	30-Nov-2025		—
	88,067	44,033	$6.75	30-Nov-2026		—
	47,567	95,133	$5.77	30-Nov-2027		—
	—	248,700	$4.20	30-Nov-2028		—
							49,100	179,706	(5)
							60,300	220,698	(6)
							107,800	394,548	(7)

(1)

The option-based awards listed in this table vest as follows: 1/3 on the first anniversary of the Grant Date, 1/3 on the second anniversary of the Grant Date, and 1/3 on the third anniversary of the Grant Date.

(2)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2024 of $3.66 less the option exercise price, as applicable.
(3)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2024 of $3.66. The Payout Value assumes that these PSUs are paid out at 100% of the grant amount.
(4)	The original expiration date is extended pursuant to the terms of the Stock Award Plan.
(5)

The performance period for these PSUs ended on November 30, 2024. Subsequent to November 30, 2024, it was determined that these PSUs did not meet the performance criteria; however, the Board approved a discretionary payout of 25% of the grant amounts and the PSUs were paid out in Common Shares of the Company on December 4, 2024.

(6)	The performance period for these PSUs is scheduled to end on November 30, 2025. The payout, if any, is scheduled to be made on or shortly after December 1, 2025.
(7)	The performance period for these PSUs is scheduled to end on November 30, 2026. The payout, if any, is scheduled to be made on or shortly after December 1, 2026.

60	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in Fiscal 2024

The following table provides information regarding stock that vested from PSU grants during fiscal 2024 and stock options that were exercised by the Company’s NEOs during fiscal 2024. Stock award value is calculated by multiplying the number of vested PSUs by the market value of the underlying shares on the vesting date.

	Option Awards		Stock Awards

NEO	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting(1) #	Value Realized on Vesting $

Gregory Lang	—	—	44,300	153,278

David Ottewell	—	—	35,500	122,830

Peter Adamek	—	—	—	—

Richard Williams	—	—	31,000	107,260

(1)	PSU grants made on December 15, 2022 matured on June 30, 2024 and were paid out in Common Shares of the Company on July 1, 2024.

CEO Pay Ratio – 10.35 to 1

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in fiscal year 2024 to that of all other Company employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table” on page 58 of this Circular. Pay elements that were included in the annual total compensation for each employee are:

•	salary received in fiscal year 2024

•	annual incentive payment received for performance in fiscal year 2024

•	signing bonuses or cash retention bonuses received in fiscal year 2024

•	perquisites received in fiscal year 2024 (e.g., moving expense reimbursement)

•	grant date fair value of stock option and PSU awards granted in fiscal year 2024

•	Company-paid 401(k) Plan or RRSP match made during fiscal year 2024

•	Company-paid ESPP match made during fiscal year 2024

•	Company-paid life insurance premiums during fiscal year 2024

•	auto allowance paid in fiscal year 2024

•	reimbursement for Company-paid executive physical during fiscal year 2024

Our calculation includes all employees as of November 30, 2024. We applied a Canadian to U.S. dollar exchange rate to the compensation elements paid in Canadian currency.

We determined the compensation of our median employee by: (i) calculating the annual total compensation as described above for each of our fourteen employees, (ii) ranking the annual total compensation of all thirteen employees other than the CEO from lowest to highest, and (iii) identifying the employee ranked seventh on the list as the median employee (the “Median Employee”).

In adopting the pay ratio rule, the SEC expressly sought to provide flexibility to each company to determine the methodology that best suits its own facts and circumstances. Our pay ratio should not be compared to other companies’ pay ratios because it is based on a methodology specific to the Company and certain material assumptions, adjustments and estimates have been made in the calculation of the pay ratio.

The annual total compensation for fiscal year 2024 for our CEO was $5,027,900 and for the Median Employee was $485,639. The resulting ratio of our CEO’s pay to the pay of our Median Employee for fiscal year 2024 is 10.35 to 1.

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Pay Versus Performance
As required by and in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the implementing rules under Item 402(v) of Regulation
S-K,
the following disclosure summarizes the relationship between the executive compensation actually paid by the Company and the financial performance of NOVAGOLD over a four-year performance period.

					Value of Initial Fixed C$100 Investment Based On:

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Summary Compensation Table Total for Non-PEO NEO (2)	Compensation Actually Paid to Non-PEO NEO (2)	Total Shareholder Return	Peer Group Total Shareholder Return (3)	Net Loss (4) (000s)	Net Cash Used in Operations (5) (000s)

2024	$5,027,900	$ 2,753,722	$4,342,936	$ 1,226,758	$39.13	$113.32	$45,621	$12,642

2023	$5,148,848	$ (1,102,383)	$2,234,857	$ 616,454	$43.01	$ 80.39	$46,803	$ 7,786

2022	$4,839,796	$ 793,106	$1,975,082	$ 824,314	$58.89	$ 76.66	$53,343	$12,371

2021	$4,748,048	$(11,834,819)	$1,915,654	$(1,851,289)	$65.81	$ 86.63	$40,536	$ 9,863

(1)
In his capacity as President and Chief Executive Officer, Mr. Lang is included as our PEO for 2024, 2023, 2022, and 2021. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)
In his capacity as Vice President and Chief Financial Officer, Mr. Ottewell is included as our
Non-PEO
NEO for 2024, 2023, 2022, and 2021. Mr. Ottewell retired in July 2024 and was succeeded by Peter Adamek as Vice President & CFO. Mr. Adamek is also included as a
Non-PEO
NEO for 2024 as is Mr. Williams, who was promoted to Vice President and COO in 2024. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(3)
Peer Group TSR average comprises the following companies (peers referenced for 2024 compensation planning as disclosed In the Compensation Discussion & Analysis above, and in NOVAGOLD’s Management Information Circular published March 22, 2024): Alamos Gold Inc, B2Gold Corp., Centerra Gold Inc., Coeur Mining Inc., Equinox Gold Corporation, Hecla Mining Company, IAMGOLD Corporation, MAG Silver Corporation, New Gold Inc., OceanaGold Corp., Pan American Silver, Seabridge Gold Inc., SSR Mining Inc., and Torex Gold Resources Inc.

(4)	Represents NOVAGOLD’s Net Loss as disclosed in the respective year’s Annual Report on Form 10-K.
(5)	Represents NOVAGOLD’s Net Cash Used In Operations as disclosed in the respective year’s Annual Report on Form 10-K.

62	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table

			PEO				Non-PEO NEO

Adjustments (1)(2)			2024 $	2023 $	2022 $	2021 $	2024 $	2023 $	2022 $	2021 $

Summary Compensation Table Total			5,027,900	5,148,848	4,839,796	4,748,048	4,342,936	2,234,857	1,975,082	1,915,654

Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	(-)		1,549,490	1,763,378	1,528,705	1,504,881	1,017,681	758,261	547,331	534,978

Deduction for amounts reported in “Option Awards” column of the Summary Compensation Table	(-)		1,572,298	1,511,824	1,511,773	1,467,584	1,032,486	557,540	541,407	521,456

Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	(+	)	1,991,765	1,492,916	2,336,098	916,358	573,431	631,009	836,520	331,018

Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	(+	)	(1,326,699)	(4,571,980)	(3,797,454)	(14,456,405)	(300,186)	(970,664)	(1,053,080)	(3,009,005)

Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	(+	)	182,544	201,793	1,067,197	(70,354)	(351)	72,161	371,903	(32,522)

Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	(-)		—	98,758	612,053	—	1,338,904	35,108	217,373	—

Compensation Actually Paid			2,753,722	(1,102,383)	793,106	(11,834,819)	1,226,758	616,454	824,314	(1,851,289)

(1)
Equity valuations have been calculated in accordance with the requirements for Compensation Actually Paid. Adjustment for stock options represents the sum of changes in fair value during the fiscal year. The stock option awards vest 1/3 over one year, 1/3 over two years, and 1/3 over three years. The awards have a five-year term. The FY2017 stock option fair value was $5.39 at 11/30/2020. The FY2018 stock option fair value was $6.21 at 11/30/2020 and $2.94 at 11/30/2021. The FY 2019 stock option fair value was $6.53 at 11/30/2020, $3.34 at 11/30/2021, and $2.25 at 11/30/2022. The FY2020 stock option fair value was $4.78 at 11/30/2020, $2.04 at 11/30/2021, $1.14 at 11/30/2022, and $0.08 at 11/30/2023. The FY2021 stock option fair value was $3.68 at 12/01/2020, $1.70 at 11/30/2021, $1.00 at 11/30/2022, $0.17 at 11/30/2023 and $nil at 11/30/2024. The FY2022 stock option fair value was $2.51 at 12/01/2021, $2.06 at 11/30/2022, $0.82 at 11/30/2023 and $0.29 at 11/30/2024. The FY2023 stock option fair value was $2.44 at 12/01/2022, $1.31 at 11/30/2023 and $0.72 at 11/30/2024. The FY2024 stock option fair value was $1.82 at 12/01/2023 and $1.31 at 11/30/2024. See the Compensation Discussion and Analysis for a description of this award and the rationale.

(2)
Equity valuations have been calculated in accordance with the requirements for Compensation Actually Paid. Adjustment for performance stock units represents the sum of changes in fair value during the fiscal year. The performance stock unit awards vest with a three-year cliff. Pursuant to ASC 718, the grant date fair value of Performance Stock Units (“PSU”) is determined by multiplying the target number of shares by a Monte Carlo calculation model valuation. The FY2019 grant unit fair value was $12.84 at 11/30/2020 and vest date fair value was $6.32 at 11/30/2021. The FY2020 grant unit fair value was $10.71 at 11/30/2020, $2.99 at 11/30/2021 and vest date fair value was $nil at 11/30/22. The FY2021 grant unit fair value was $10.07 at 12/01/2020, $1.72 at 11/30/21, $0.67 at 11/30/2022 and vest date fair value was $nil at 11/30/23. The FY2022 grant unit fair value was $6.82 at 12/01/2021, $4.89 at 11/30/22, and $0.86 at 11/30/2023 and vest date fair value was $1.04 at 11/30/24. The FY2023 grant unit fair value was $5.74 at 12/01/2022, $1.89 at 11/30/2023 and $0.66 at 11/30/2024. The FY2024 grant unit fair value was $4.20 at 12/01/2023 and $2.30 at 11/30/2024. The Monte Carlo model is further described in NOVAGOLD’s Annual Report on Form
10-K
for the year ended November 30, 2024. The maximum value of the Performance Stock Units is 150% of target. See the Compensation Discussion and Analysis for a description of this award and the rationale.

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

64	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Company's TSR versus S&P Global Gold Index TSR
$140
$120
$100
$80
$60
$40
$20
$-
TSR (FYE 2020 indexed to $100)
$121.9
$96.6
$91.2
$92.5
$65.8
$58.9
$43
$39.1
11/30/2020
11/30/2021
11/30/2022
11/30/2023
11/30/2024
Company TSR
S&P Global Gold Index TSR

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

List of Most Important Financial and
Non-Financial
Measures
In accordance with Item 402(v) of Regulation
S-K,
the following is an unranked list of the most important financial and non-financial
measures that the Company considers having been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to Company performance. These measures are discussed in relation to executive compensation in more detail in the “Compensation Discussion & Analysis” section above.

Environmental Compliance
Total Shareholder Return
Health and Safety
Social License to Operate
Maintenance and Retention of Project Permits
Maintenance of Company Treasury
Performance Graph
The following graph depicts the Company’s cumulative total Shareholder returns over the five most recently completed fiscal years assuming a C$100 investment in Common Shares on November 30, 2019, compared to an equal investment in the S&P/TSX Composite Index (TSX ticker:
^
TSX) and in the S&P/TSX Global Gold Index (TSX ticker:
^
TTGD) on November 30, 2019. The Company does not currently issue dividends. The historical Common Share performance as depicted in the graph is not indicative of future price performance.

C$	2020	2021	2022	2023	2024

Value based on C$100 invested in the Company on November 30, 2019	141	94	84	61	56

Value based on C$100 invested in the S&P/TSX Composite Index on November 30, 2019	105	129	132	135	176

Value based on C$100 invested in the S&P/TSX Global Gold Index on November 30, 2019	129	122	120	129	163

Pension Benefits and Nonqualified Deferred Compensation
The Company has no pension and no plans that provide for nonqualified deferred compensation to its NEOs.

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Executive Employment Agreements
The Company has entered into employment agreements with each of the NEOs regarding, among other matters, the duties, tasks and responsibilities of each. Pursuant to an employment contract with the Company effective January 9, 2012, Mr. Lang is employed by the Company as President and CEO. Mr. Adamek was hired by the Company on June 18, 2024, and entered into an employment agreement with NovaGold USA, Inc., a wholly owned subsidiary of the Company, effective July 25, 2024, and is currently employed as Vice President and Chief Financial Officer of the Company. Mr. Williams has entered into an employment agreement with NovaGold USA, Inc., a wholly owned subsidiary of the Company, dated January 8, 2013, and is employed as Vice President and Chief Operating Officer of the Company since January 2024. References in this section to the “Company”, where such references relate to Mr. Adamek and Mr. Williams, are to NovaGold USA, Inc., except with respect to a change of control in which case such references are to a change of control of NOVAGOLD Resources Inc. The employment agreements continue indefinitely, unless and until terminated.
Compensation
Mr. Lang’s salary is reviewed at least annually by the Board. The Compensation Committee makes recommendations to the Board regarding appropriate salary adjustments. The salaries of Mr. Adamek and Mr. Williams are reviewed at least annually by the CEO. The CEO may make recommendations to the Board or the Compensation Committee of the Board regarding appropriate salary adjustments. The Company is obligated to provide the NEOs with group life, long-term disability, extended medical and dental insurance coverage in accordance with the policies and procedures of the Company in effect from time to time.
Termination
Just Cause
The Company may terminate a Named Executive Officer’s employment at any time for just cause.
Without Just Cause
The Company may terminate a Named Executive Officer’s employment at any time without just cause upon making a severance payment in an amount equal to the Named Executive Officer’s annual salary at the time of termination plus the annual incentive earned in the previous fiscal year, multiplied by two.
The Company will also continue the Named Executive Officer’s group health and dental insurance benefits, if any, for a maximum period of 12 months or until such time as he subsequently becomes covered by another group health plan or otherwise loses eligibility for Consolidated Omnibus Budget Reconciliation Act (COBRA) coverage, whichever is earlier, in accordance with COBRA and unless prohibited or restricted by applicable law. The Company will reimburse the Named Executive Officer on a tax-free
basis for such COBRA premium payments. If the Company is unable to continue such group health and dental insurance benefits, or to provide them to the Named Executive Officer on a tax-favored
basis, the Company will instead pay to the Named Executive Officer an amount equal to the present value of the Company’s cost of providing such benefits, such amount to be paid as soon as possible following the Executive’s termination but in any case by March 15 of the year following the year of termination. In addition, the Company will also pay to the Named Executive Officer, as soon as practical following termination of employment but in any event no later than March 15 of the year following the year of termination, a lump sum payment equal to the Company’s cost of providing group life and long-term disability insurance coverage to the Named Executive Officer for a period of 12 months.
Material Breach or Default
A Named Executive Officer may terminate his employment agreement upon a material breach or default of any term of the employment agreement by the Company; provided, in the case of Mr. Lang, that Mr. Lang must advise the Company in writing of such breach or default within 90 days of the date he has become aware (or reasonably should have become aware) of the breach or default, and such breach or default has not been cured by the Company within 30 days from the receipt of such written notice and, in the case of Mr. Adamek and Mr. Williams, that if such material breach or default is capable of being remedied by the Company, it has not been remedied within 30 days after written notice of the material breach or default has been delivered to the Company. If an employment agreement is terminated by the Named Executive Officer as a result of a material breach or default of any term of the employment agreement by the Company, the Named Executive Officer is entitled to receive the compensation to which the Named Executive Officer would be entitled if he were terminated without just cause.

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Resignation
A Named Executive Officer may terminate his employment at any time upon providing three months’ notice in writing to the Company.
Death or Disability
The Company may terminate a Named Executive Officer’s employment at any time upon the Named Executive Officer’s death or his becoming permanently disabled or disabled for a period exceeding 180 consecutive days or 180 non-consecutive
days calculated on a cumulative basis over any
two-year
period during the term of the employment agreement. If the employment agreement is terminated due to the senior officer’s death or disability, the Company will pay to the Named Executive Officer (or his estate) his then current salary accrued as of the date of termination and a lump sum equal to his then-current annual salary.
Change of Control
The employment agreements provide for certain payments upon a “double-trigger”, which requires a “change of control”, as defined below, and, within the
12-month
period immediately following a change of control, either:

•
a material change (other than a change that is clearly and exclusively consistent with a promotion) in the Named Executive Officer’s positions, duties, responsibilities, titles or offices with the Company in effect immediately prior to any change of control;

•	a material reduction in the Named Executive Officer’s base salary in effect immediately prior to any change of control;

•	any material breach by the Company of any material provision of the employment agreement; or

•	any action or event that would constitute a constructive dismissal of the Named Executive Officer at common law.
If the Named Executive Officer advises the Company in writing of the condition set forth above within 90 days of the date the Named Executive Officer has become aware (or reasonably should have become aware) of the condition, and the Company has not cured the condition within 30 days from the receipt of written notice, the Named Executive Officer’s employment will be deemed to have been terminated by the Company. The Company will, immediately upon such termination, and in all cases on or before March 15 of the year following the year in which such termination occurs, make a lump sum payment to the Named Executive Officer in an amount equal to: i) the Named Executive Officer’s annual salary at the time of termination, plus ii) the Named Executive Officer’s annual incentive earned in the previous fiscal year, the sum of which is multiplied by two. The Named Executive Officer will also be entitled to the same benefits as if he were terminated without just cause.
For the purposes of the employment agreements, a “change of control” means any of the following:

•
at least 50% in fair-market value of all of the Company’s assets are sold to a party or parties acting jointly or in concert (as determined pursuant to the Ontario Securities Act, as amended (the “OSA”)) in one or more transactions occurring within a period of two years;

•
a direct or indirect acquisition of voting shares of the Company by a person or group of persons acting jointly or in concert that, when taken together with any voting shares owned directly or indirectly by such person or group of persons at the time of the acquisition, constitutes 40% or more of the Company’s outstanding voting shares, provided that the direct or indirect acquisition of voting shares of the Company by Electrum, including all persons acting jointly or in concert with Electrum, shall not constitute a “change of control” unless the acquisition of such additional voting shares, when taken together with any voting shares or securities convertible into voting shares held directly or indirectly by Electrum at the time of acquisition, constitutes 50% or more of the Company’s outstanding voting shares (all such convertible securities owned by Electrum will be deemed to be fully converted or exercised and the number of the Company’s outstanding voting shares will be adjusted to reflect such conversion or exercise);

•
a majority of the nominees of the then-incumbent Board of Directors of the Company standing for election to the Company’s Board of Directors are not elected at any annual or special meeting of the Company’s Shareholders; or

•
the Company is merged, amalgamated, consolidated or reorganized into or with another body corporate or other legal person and, as a result of such business combination, more than 40% of the voting shares of such body corporate or legal person immediately after such transaction are beneficially held in the aggregate by a person or body corporate (or persons or bodies corporate acting jointly or in concert) and such person or body corporate (or persons or bodies corporate acting jointly or in concert) beneficially held less than 40% of the Company’s voting shares immediately prior to such transaction.

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TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Release
In order for a Named Executive Officer to receive the severance payment and the payments with respect to group health, dental, life and disability coverage in the event of termination without just cause or upon breach or default by the Company under an employment agreement, the severance payment upon the Named Executive Officer’s death or disability or the severance payment and the payments upon a double-trigger event, the Named Executive Officer must agree to enter into a separation agreement and release in a form agreeable to the Company, including a release of claims in the form provided by the Company, on or prior to the date of the expiration of any consideration period under applicable law.
Non-Solicitation
The Named Executive Officers are subject to
non-solicitation
provisions for a period of six months following termination of their employment for any reason.
Potential Payments Upon Termination or Change of Control
The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the Named Executive Officers would have been entitled if a termination of employment or change of control occurred on November 30, 2024. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the Named Executive Officers or include distributions of plan balances under the Company’s 401(k) plan or savings plans. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Just Cause” or Resignation $	Termination without “Just Cause” or Breach or Default by the Company $	Death or Disability $	Double- Trigger (1) $

Gregory Lang

Cash severance	—	3,703,156	859,600	3,703,156

Acceleration of equity awards (2)	—	—	—	3,149,064

Present value of group health and dental plan premiums (3)	—	33,429	—	33,429

Present value of group life and long-term disability premiums (4)	—	—	—	7,775

Total Termination Benefits	—	3,736,585	859,600	6,893,424

Peter Adamek

Cash severance	—	1,440,000	400,000	1,440,000

Acceleration of equity awards (2)	—	—	—	—

Present value of group health and dental plan premiums (3)	—	28,176	—	28,176

Present value of group life and long-term disability premiums (4)	—	—	—	7,424

Total Termination Benefits	—	1,468,176	400,000	1,475,601

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Named Executive Officer	Termination for “Just Cause” or Resignation $	Termination without “Just Cause” or Breach or Default by the Company $	Death or Disability $	Double- Trigger (1) $

Richard Williams

Cash severance	—	1,685,164	434,500	1,685,164

Acceleration of equity awards (2)	—	—	—	794,952

Present value of group health and dental plan premiums (3)	—	28,339	—	28,339

Present value of group life and long-term disability premiums (4)	—	—	—	9,797

Total Termination Benefits	—	1,713,503	434,500	2,518,252

(1)
Represents payments due upon the occurrence of a double-trigger event under: i) the executive employment agreements in the case of cash, and ii) the Performance Share Unit Plan and the Stock Award Plan in the case of equity awards.

(2)	Value based on the closing price of the Company’s common shares on November 30, 2024 on the NYSE American of $3.66. For stock options, the exercise price has been deducted.
(3)
Represents reimbursement to the Named Executive Officer for premium payments for group health and dental insurance benefits, excluding gross ups to cover taxes and including a 2% COBRA administration markup.

(4)
Represents a lump sum payment equal to the Company’s cost of providing group life and long-term disability insurance coverage to the Named Executive Officer for a period of twelve months following termination.

70	NOVAGOLD 2025 MANAGEMENT INFORMATION CIRCULAR

NON-EXECUTIVE DIRECTOR COMPENSATION

The Company has targeted non-executive Director total direct compensation above the median of the Peer Group for the following reasons:

•	the Company seeks to attract directors with experience working for larger companies than that of our Peer Group because of our large joint venture partner; and

•

the Company seeks to attract directors with experience working for larger companies than that of our Peer Group because of the scale and quality of the Company’s Donlin Gold asset under development in comparison to our Peer Group’s assets.

Compensation targets for non-executive Directors are:

•	for annual cash retainers – 25th percentile of the market;

•	for chair fees and meeting fees – 62.5th percentile of the market; and

•	for total direct compensation including at-risk equity awards – 75th percentile of the market.

At the request of the Compensation Committee, a review of non-executive Directors’ compensation was conducted in the fourth quarter of fiscal year 2024. The Compensation Committee, after referring to market information provided by Mercer, determined to recommend that the annual fee paid to all Board committee chairs should be equal to that paid to the Audit Committee Chair, or $17,000 per year, which change the Board approved. Otherwise, no changes were made to the Directors’ fiscal year 2025 compensation program from that established by the Board for fiscal year 2024. The non-executive Directors’ full compensation package is described below.

Market compensation data was sourced from compensation data disclosed in the proxy statements of other publicly traded companies. As with the Company’s NEOs, the data was collected from the proxy statements of the companies included in NOVAGOLD’s 2025 Peer Group consisting of: B2Gold Corp., Centerra Gold Inc., Coeur Mining Inc., Eldorado Gold Corporation, Equinox Gold Corporation, Hecla Mining Company, IAMGOLD Corporation, MAG Silver Corporation, New Gold Inc., OceanaGold Corp., Seabridge Gold Inc., SSR Mining Inc., and Torex Gold Resources Inc.

The largest portion of compensation paid to the non-executive Directors is in DSUs and stock option awards, which aligns the long-term interests of the non-executive Directors with those of the Shareholders as the value of the DSUs and stock option awards is dependent upon the Company’s share price performance. Paying a larger portion of compensation to non-executive Directors in equity rather than cash also aligns the Directors’ compensation program with the Company’s strategy of protecting its treasury.

The table below lists the full compensation structure approved for non-executive Directors beginning in fiscal year 2025, which includes the change to the annual fee paid to all Board committee chairs, as described above.

Activity	Compensation

Membership on Board – Annual Retainer (1)	$42,800	per annum

Chairman of the Board	$130,000	per annum

Lead Director	$19,000	per annum

Preparation and attendance at Board and Committee meetings	$1,100	per meeting

Audit Committee Chair	$17,000	per annum

All Other Committee Chairs	$17,000	per annum

(1)	At least 50% of the annual retainer is paid to Directors in the form of DSUs.

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NON-EXECUTIVE DIRECTOR COMPENSATION

Non-Executive Director Compensation Table

The table below summarizes the compensation provided to the Company’s non-executive Directors during the fiscal year ended November 30, 2024.

Director	Fees Earned or Paid in Cash $	Stock Awards (1) $	Option Awards (2) $	All Other Compensation $	Total $

Elaine Dorward-King	46,921	32,100	148,512	—	227,533

Diane Garrett	36,800	21,400	148,512		206,712

Thomas Kaplan	136,600	42,800	148,512	—	327,912

Hume Kyle	41,651	21,400	149,434	—	212,485

Kalidas Madhavpeddi	59,900	21,400	148,512	—	229,812

Kevin McArthur	53,300	21,400	148,512	—	223,212

Daniel Muñiz Quintanilla	36,000	32,100	148,512	—	216,612

Ethan Schutt	36,800	21,400	148,512	—	206,712

Anthony Walsh	55,322	15,294	149,434	—	220,050

Dawn Whittaker	54,700	32,100	149,434	—	236,234

(1)

The 2024 share-based grants for Directors are DSUs that vest when the Directors retire from the Board of the Company. The Company grants DSUs quarterly in arrears. Accordingly, the “Stock Awards” column in the table above includes DSUs granted to Directors with respect to the fourth quarter of fiscal 2023 and the first three quarters of fiscal 2024. Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2024. The number of DSUs granted and the fair value on each grant date, calculated in accordance with ASC 718, are as follows:

	December 1, 2023		March 1, 2024		June 1, 2024		September 1, 2024

Non-Executive Director	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #

Elaine Dorward-King	5,350	1,299	5,350	2,225	10,700	2,733	10,700	2,512

Diane Garrett	5,350	1,299	5,350	2,225	5,350	1,366	5,350	1,256

Thomas Kaplan	10,700	2,599	10,700	4,450	10,700	2,733	10,700	2,512

Hume Kyle	5,350	1,299	5,350	2,225	5,350	1,366	5,350	1,256

Kalidas Madhavpeddi	5,350	1,299	5,350	2,225	5,350	1,366	5,350	1,256

Kevin McArthur	5,350	1,299	5,350	2,225	5,350	1,366	5,350	1,256

Daniel Muñiz Quintanilla	5,350	1,299	5,350	2.225	10,700	2,733	10,700	2,512

Ethan Schutt	5,350	1.299	5,350	2,225	5,350	1,366	5,350	1,256

Anthony Walsh	5,350	1,299	5,350	2,225	4,594	1,173	—	—

Dawn Whittaker	5,350	1,299	5,350	2.225	10,700	2,733	10,700	2,512

(2)

The Company grants stock options to Directors annually. The stock option grants for Directors made on December 1, 2023 vest 1/3 upon the first anniversary of the grant, 1/3 upon the second anniversary of the grant, and the final 1/3 on the third anniversary of the grant. Amounts are based upon the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2024. Each Canadian resident Director was granted a total of 87,000 stock options in a single grant during fiscal 2024, and each non-Canadian resident Director was granted a total of 81,600 stock options in a single grant during fiscal 2024.

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NON-EXECUTIVE DIRECTOR COMPENSATION

DSU Plan

The DSU Plan has been established to promote the interests of the Company by attracting and retaining qualified persons to serve on the Board and to provide the Directors with an opportunity to receive a portion of their compensation for serving as a Director in the form of securities of the Company. This vehicle also aligns the interests of non-executive Directors with those of the Shareholders by linking Directors’ compensation to long-term Shareholder value.

Under the DSU Plan, each non-executive Director can elect to receive between no less than 50% and up to a maximum of 100% of their annual retainer in the form of DSUs. Directors are not eligible to receive the underlying Common Shares until they retire from service with the Company. This plan has been in effect since December 1, 2009. More information about the DSU Plan can be found beginning on page 86.

The number of DSUs granted is determined quarterly by dividing the quarterly retainer amount by the volume weighted adjusted share price for the last five days of such quarter.

The following table sets forth the 2024 DSUs earned by each non-executive Director for service in fiscal year 2024, and the aggregate value of such payments is based on the $3.66 closing price of the Common Shares on the NYSE American on November 30, 2024. A total of 79,121 DSUs were granted to all non-executive Directors for service in fiscal year 2024, which number represents 0.024% of the Common Shares issued and outstanding as of November 30, 2024.

DSUs Earned in Fiscal 2024

	Q1		Q2		Q3		Q4		Total

Director	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs

Elaine Dorward-King	8,144	2,225	10,003	2,733	9,194	2,512	10,914	2,982	38,255	10,452

Diane Garrett	8, 144	2,225	5,000	1,366	4,597	1,256	5,457	1,491	23,198	6,338

Thomas Kaplan	16,287	4,450	10,003	2,733	9,194	2,512	10,914	2,982	46,398	12,677

Hume Kyle	8,144	2,225	5,000	1,366	4,597	1,256	5,457	1,491	23,198	6,338

Kalidas Madhavpeddi	8,144	2,225	5,000	1,366	4,597	1,256	5,457	1,491	23,198	6,338

Kevin McArthur	8,144	2,225	5,000	1,366	4,597	1,256	5,457	1,491	23,198	6,338

Daniel Muñiz Quintanilla	8,144	2,225	10,003	2,733	9,194	2,512	10,914	2,982	38,255	10,452

Ethan Schutt	8,144	2,225	5,000	1,366	4,597	1,256	5,457	1,491	23,198	6,338

Anthony Walsh	8,144	2,225	4,293	1,173	—	—	—	—	12,437	3,398

Dawn Whittaker	8,144	2,225	10,003	2,733	9,194	2,512	10,914	2,982	38,255	10,452

This supplemental table has been included to provide shareholders with additional compensation information for the prior year. The Company believes this supplemental table better enables shareholders to understand non-executive Director compensation considering the Company’s practice of granting DSUs quarterly in arrears. However, this supplemental information is not intended to be a substitute for the information provided in the Non-Executive Director Compensation Table beginning on page 72, which has been prepared in accordance with the SEC’s disclosure rules.

The information contained in this supplemental table differs from the compensation information contained in the Non-Executive Director Compensation Table beginning on page 72 because the stock awards column in the Non-Executive Director Compensation Table reports awards actually granted during fiscal 2024, as opposed to equity awards granted in respect of that specific performance year. In addition, the value of DSUs earned by the non-executive Directors in this supplemental table is not based on the grant date fair value but rather the closing price of the Company’s Common Shares on November 30, 2024.

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NON-EXECUTIVE DIRECTOR COMPENSATION

Directors’ Share Ownership

The Board established a policy in April 2009, which was updated in August 2020, requiring each Director to maintain a minimum holding of Common Shares and/or DSUs equal to three times the annual retainer paid to Board members (currently $42,800/year). Directors must meet these share ownership requirements within five years of becoming a Director or within three years of any change to the share ownership requirements, whichever is later. Until a Director meets their share ownership requirement, they may not sell or otherwise dispose of any securities of the Company unless, in connection with a stock option exercise, options or Common Shares are withheld or sold to cover the option exercise price, taxes, and/or fees. There are no equity holding period requirements. Upon meeting the share ownership requirement, a Director is deemed to have met the share ownership requirement going forward, regardless of changes in the price of a Common Share, so long as: (i) the Director’s share ownership does not drop below the number of shares held at the time they first met the share ownership requirement, and (ii) the applicable share ownership requirement remains the same. Directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Director. Directors are also not permitted to pledge Company securities to secure personal debts or loans.

The following table outlines the aggregate value of the Common Shares and/or DSUs held by each non-executive Director on November 30, 2024.

	Eligible Holdings(1) #	Share Ownership Guidelines
Director		Requirement $	Proportion of Requirement Met(2)

Elaine Dorward-King(3)	21,035	$128,400	60%

Diane Garrett(4)	31,219	$128,400	100%

Thomas Kaplan	116,458	$128,400	332%

Hume Kyle(5)	7,575	$128,400	22%

Kalidas Madhavpeddi	191,578	$128,400	546%

Kevin McArthur(6)	11,629	$128,000	33%

Daniel Muñiz Quintanilla(5)	10,198	$128,400	29%

Ethan Schutt	43,139.915	$128,400	123%

Dawn Whittaker(5)	10,198	$128,400	29%

(1)	Common Shares and/or DSUs.
(2)	Based on the Company’s closing Common Share price on the NYSE American as of November 30, 2024 of $3.66.
(3)	Dr. Dorward-King became a Director on May 14, 2020 and has until May 14, 2025 to meet the share ownership requirements.
(4)

Dr. Garrett exceeded the Share Ownership Guidelines as of November 30, 2020, and since her share ownership has not decreased (and has, in fact, increased) since that date, she is deemed to meet the Company’s Share Ownership Guidelines for Directors.

(5)	Mr. Kyle, Mr. Muñiz, and Ms. Whittaker became Directors on May 18, 2023 and have until May 18, 2028 to meet the share ownership requirements.
(6)	Mr. McArthur became a Director on May 18, 2022 and has until May 18, 2027 to meet the share ownership requirements.

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NON-EXECUTIVE DIRECTOR COMPENSATION

Incentive Plan Awards

Outstanding Option-Based and Share-Based Awards

The following table sets information concerning all option-based and share-based awards outstanding for each non-executive Director as of November 30, 2024 including awards granted before the most recently completed fiscal year.

	Option-Based Awards							Share-Based Awards

Director	Grant Date	Number of Securities Underlying Unexercised Options #	Option Exercise Price $		Option Expiration Date		Value of Unexercised in-the-money Options(1) $	Number of Shares or Units of Shares that have not Vested #	Market or Payout Value of Shares or Units of Shares that have not Vested(2) $	Market or Payout Value of Vested Share- Based Awards not Paid Out or Distributed $

Elaine Dorward-King	15-May-2020	100,000		$11.70	14-May-2025		—
	01-Dec-2020	35,200		$9.96	30-Nov-2025		—
	01-Dec-2021	54,700		$6.75	30-Nov-2026		—
	01-Dec-2022	59,300		$5.77	30-Nov-2027		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028		—
								21,035	76,988	—

Diane Garrett	01-Dec-2019	54,300		$6.96	30-Nov-2024	(3)	—
	01-Dec-2020	35,200		$9.96	30-Nov-2025		—
	01-Dec-2021	54,700		$6.75	30-Nov-2026		—
	01-Dec-2022	59.300		$5.77	30-Nov-2027		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028
								24,119	88,276	—

Thomas Kaplan	01-Dec-2019	54,300		$6.96	30-Nov-2024	(3)	—
	01-Dec-2020	35,200		$9.96	30-Nov-2025		—
	01-Dec-2021	54,700		$6.75	30-Nov-2026		—
	01-Dec-2022	59,300		$5.77	30-Nov-2027		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028		—
								104,748	383,378	—

Hume Kyle	19-May-2023	100,000	C$	7.25	18-May-2028		—
	01-Dec-2023	87,000	C$	5.66	30-Nov-2028		—
								7,575	27,725	—

Kalidas Madhavpeddi	01-Dec-2019	54,300		$6.96	30-Nov-2024	(3)	—
	01-Dec-2020	35,200		$9.96	30-Nov-2025		—
	01-Dec-2021	54,700		$6.75	30-Nov-2026		—
	01-Dec-2022	59,300		$5.77	30-Nov-2027		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028		—
								56,022	205,041	—

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NON-EXECUTIVE DIRECTOR COMPENSATION

	Option-Based Awards							Share-Based Awards

Director	Grant Date	Number of Securities Underlying Unexercised Options #	Option Exercise Price $		Option Expiration Date		Value of Unexercised in-the-money Options(1) $	Number of Shares or Units of Shares that have not Vested #	Market or Payout Value of Shares or Units of Shares that have not Vested(2) $	Market or Payout Value of Vested Share- Based Awards not Paid Out or Distributed $

Kevin McArthur	19-May-2022	100,000		$5.72	18-May-2027		—

	01-Dec-2022	59,300		$5.77	30-Nov-2026		—

	01-Dec-2023	81,600		$4.20	30-Nov-2028		—

								11,629	42,562	—

Daniel Muñiz Quintanilla	19-May-2023	100,000		$5.36	18-May-2028		—
	01-Dec-2023	81,600		$4.20	30-Nov-2028		—
								10,198	37,325

Ethan Schutt	17-May-2019	100,000		$3.87	16-May-2024	(3)	—

	01-Dec-2019	54,300		$6.96	30-Nov-2024	(3)	—

	01-Dec-2020	35,200		$9.96	30-Nov-2025		—

	01-Dec-2021	54,700		$6.75	30-Nov-2026		—

	01-Dec-2022	59,300		$5.77	30-Nov-2027		—

	01-Dec-2023	81,600		$4.20	30-Nov-2028		—

								19,463	71,235	—

Dawn Whittaker	19-May-2023	100,000	C$	7.25	18-May-2028		—
	01-Dec-2023	87,000	C$	5.66	30-Nov-2028		—
								10,198	37,325

(1)

Based on the price of the Company’s Common Shares on the: i) TSX as of November 30, 2024 of C$5.15 less the option exercise price, or ii) NYSE American as of November 30, 2024 of $3.66 less the option exercise price, as applicable. Canadian amounts were converted to US dollars using the November 29, 2024 exchange rate of C$1.4010 = US$1.00 as quoted by the Bank of Canada.

(2)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2024 of $3.66.

(3)	The original expiration date is extended pursuant to the terms of the Stock Award Plan.

Value Vested or Earned During the Year

An award of 87,000 stock options was granted to each of the Canadian resident non-executive Directors during the fiscal year ended November 30, 2024; and an award of 81,600 stock options was granted to each of the non-Canadian resident, non-executive Directors during the fiscal year ended November 30, 2024. One-third of these stock options granted in fiscal year 2024 vested on the first anniversary of the grant date, with another one-third scheduled to vest on the second anniversary of the grant date, and the final one-third scheduled to vest on the third anniversary of the grant date. The total number of non-executive Director stock options that vested during the fiscal year ending November 30, 2024 was 419,900, which represented 0.1% of the Company’s issued and outstanding Common Shares as of that date.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company has adopted the Stock Award Plan, the PSU Plan and the DSU Plan. The Company last asked for and received Shareholder approval of these plans at the Annual Meeting of Shareholders held on May 18, 2023. The intent of these equity plans is to allow the Company to provide a flexible mix of compensation components to attract, retain, and motivate the performance of the plan participants in alignment with the success of the Company and its Shareholders, to encourage share ownership by executive officers and Directors, and to preserve cash where possible. The Company feels that DSUs align Directors’ interests to those of the Shareholders more effectively than other equity programs. These equity plans assist to further align the interests of executive officers and Directors with the long-term interests of Shareholders.

Equity Compensation Plan Information

The Company currently grants equity under the Stock Award Plan, the PSU Plan, and the DSU Plan to attract and retain Directors, officers, employees, and eligible consultants to the Company and to motivate them to advance the Company’s interests by affording them the opportunity to acquire an equity interest in the Company through options and performance-based share awards.

The following table sets out information concerning the number and price of securities to be issued under equity compensation plans to employees and others. All of the compensation plans referenced below have been approved by Shareholders. The Company does not have any equity compensation plans which have not been approved by Shareholders.

Equity Compensation Plan Information as of November 30, 2024

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders

Stock Award Plan	8,849,535	(1)	C$7.62/$6.21	(2)	17,915,839	(3)

PSU	1,633,500	(4)	n/a		8,403,515	(5)

DSU	314,714	(6)	n/a		3,030,957	(7)

Equity compensation plans not approved by security holders	—		—		—

Total	10,797,749				29,350,311

(1)	The options issued and outstanding represent approximately 2.65% of the Company’s Common Shares issued and outstanding as of November 30, 2024.
(2)	Of the 8,849,535 options issued and outstanding, 1,021,034 have a weighted average exercise price of C$7.62 and 7,828,501 have a weighted average exercise price of $6.21.
(3)

The number of options available for future issuance is equal to eight percent of the issued and outstanding Common Shares from time to time, less the number of outstanding options. The 17,915,839 options available for future issuance represent 5.35% of the Company’s issued and outstanding Common Shares as of November 30, 2024.

(4)

Assumes vesting at 100% of PSU grant amount. PSUs can vest anywhere from 0% to 150% of the PSU grant amount depending upon performance against established quantitative performance criteria. The PSUs issued and outstanding represent approximately 0.49% of the Company’s Common Shares issued and outstanding as of November 30, 2024.

(5)

The number of PSUs available for future issuance is equal to three percent of the issued and outstanding Common Shares from time to time, less the number of outstanding PSUs. The 8,403,515 PSUs available for future issuance represent 2.51% of the Company’s issued and outstanding Common Shares as of November 30, 2024.

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(6)	The DSUs issued and outstanding represent approximately 0.09% of the Company’s Common Shares issued and outstanding as of November 30, 2024.
(7)

The number of DSUs available for future issuance is equal to one percent of the issued and outstanding Common Shares from time to time, less the number of outstanding DSUs. The 3,030,957 DSUs available for future issuance represent 0.91% of the Company’s issued and outstanding Common Shares as of November 30, 2024.

Equity Compensation Plan Information as of March 6, 2025

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders

Stock Award Plan	8,258,700	(1)	C$7.56/$6.11	(2)	18,513,026	(3)

PSU	1,225,100	(4)	n/a		8,814,297	(5)

DSU	307,555	(6)	n/a		3,038,911	(7)

Equity compensation plans not approved by security holders	—		—		—

Total	9,791,355				30,366,234

(1)	The options issued and outstanding represent approximately 2.47% of the Company’s Common Shares issued and outstanding as of March 6, 2025.
(2)	Of the 8,258,700 options issued and outstanding, 997,400 have a weighted average exercise price of C$7.56 and 7,261,300 have a weighted average exercise price of $6.11.
(3)

The number of options available for future issuance is equal to eight percent of the issued and outstanding Common Shares from time to time, less the number of outstanding options. The 18,513,026 options available for future issuance represent 5.53% of the Company’s issued and outstanding Common Shares as of March 6, 2025.

(4)

Assumes vesting at 100% of PSU grant amount. PSUs can vest anywhere from 0% to 150% of the PSU grant amount depending upon performance against established quantitative performance criteria. The PSUs issued and outstanding represent approximately 0.37% of the Company’s Common Shares issued and outstanding as of March 6, 2025.

(5)

The number of PSUs available for future issuance is equal to three percent of the issued and outstanding Common Shares from time to time, less the number of outstanding PSUs. The 8,814,297 PSUs available for future issuance represent 2.63% of the Company’s issued and outstanding Common Shares as of March 6, 2025.

(6)	The 307,555 DSUs issued and outstanding represent approximately 0.09% of the Company’s Common Shares issued and outstanding as of March 6, 2025.
(7)

The number of DSUs available for future issuance is equal to one percent of the issued and outstanding Common Shares from time to time, less the number of outstanding DSUs. The 3,038,911 DSUs available for future issuance represent 0.91% of the Company’s issued and outstanding Common Shares as of March 6, 2025.

Shares for Issuance from Plans Approved by Shareholders	Stock Award Plan	PSU	DSU

Maximum number of Common Shares authorized for issuance to any one insider or such insider’s associate under each plan within a one-year period	10% of the total Common Shares outstanding

Maximum number of Common Shares reserved for issuance to any one person under each plan	5% of the total Common Shares outstanding	9,500,000 (1)	No Limit

Maximum number of Common Shares authorized for issuance to insiders, at any time, under all share compensation arrangements of the Company	10% of the total Common Shares outstanding

(1)	As of March 6, 2025, this represents approximately 2.84% of the Company’s Common Shares issued and outstanding.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

General Information – Stock Based Incentive Plans

Pursuant to the terms of the PSU Plan and the DSU Plan, the Company has the discretion to settle awards made under the Plans by the delivery of Common Shares issued from treasury, Common Shares purchased in the open market, in cash, or in any combination of the foregoing. For more information, refer to the sections entitled “Vesting”, “Maximum Number of Common Shares Issuable”, “Stock Award Plan”, “Performance Share Unit Plan” and “Deferred Share Unit Plan”.

Stock Award Plan

Background

The Board originally adopted the Stock Award Plan in 2004 for the benefit of the Company’s Directors, executives, employees and consultants, and Shareholders most recently approved the Stock Award Plan, as amended, in 2023. The Stock Award Plan has been established to assist the Company in the recruitment and retention of highly qualified executives, employees and eligible consultants by providing a means to reward performance, to motivate participants under the Stock Award Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the Stock Award Plan, to better align the interests of participants with the long-term interests of Shareholders.

Prior Grants under the Stock Award Plan

Stock Award Plan

Name and Position	Number of Awards(1)

Gregory Lang, Director, President & Chief Executive Officer	3,030,600

Peter Adamek, Vice President and Chief Financial Officer	0

Richard Williams, Vice President and Chief Operating Officer	731,200

Executive Officers as a Group	4,521,000

Non-Executive Directors as a group	2,367,700

All Company Employees and Eligible Consultants (excluding Executive Officers and Non-Executive Directors)	1,370,000

Total:	8,258,700	(2)

(1)	Options outstanding as of March 6, 2025.
(2)	Represents 2.47% of the issued and outstanding Common Shares as at March 6, 2025.

Summary of the Stock Award Plan

Set out below is a summary of the Stock Award Plan, which is qualified in its entirety by reference to the complete copy of the Stock Award Plan incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on March 24, 2023.

Eligible Participants

Under the Stock Award Plan, Awards (as defined in the Stock Award Plan) may be granted to Directors, executives, employees and other eligible consultants of the Company and employees of its designated subsidiaries and certain enumerated affiliates. As of March 6, 2025, there were 13 employees of which 5 were executives, 5 eligible consultants and 9 non-executive Directors of the Company eligible to participate in the Stock Award Plan. The total number of Common Shares reserved for issuance in connection with Awards granted or that may be granted under the Stock Award Plan is eight percent (8%) of the total number of issued and outstanding Common Shares. Based on the total number of issued and outstanding Common Shares, a total of 18,513,026 Common Shares are available for issuance under the

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Stock Award Plan as of March 6, 2025. As of March 6, 2025, the total number of Common Shares issuable in connection with outstanding, unexercised Award grants under the Stock Award Plan is 8,258,700, which represents, in the aggregate, 2.47% of the total number of the Company’s issued and outstanding Common Shares. Of the 8,258,700 outstanding, unexercised Awards, Awards to purchase 5,750,648 Common Shares are fully vested, with 2,508,052 remaining unvested.

Summary of Award Types

Under the Stock Award Plan, stock options (“options”), stock appreciation rights (“SARs”) and tandem SARs (“Tandem SARs”) may be granted to participants at any time as determined by the Board. The participant’s Award agreement shall list the term of the Award, as determined by the Board, as well as the period during which the Award may be exercised. The term of a Tandem SAR may not exceed the term of the option portion of the Award, which may not exceed five years, and a free-standing SAR’s term may not exceed five years, provided however, that if at any time the expiry of the term of an Award should be determined to occur either during a period in which the trading of Common Shares by the holder of the Award is restricted under the insider trading policy or other policy of the Company or within ten business days following such a period, such expiry date will be deemed to be the date that is the tenth business day following the date of expiry of such restriction. All Awards must be granted with an exercise price no less than “fair market value” of the Common Shares on the date of grant. Unless determined otherwise by the Board, fair market value is generally defined under the Stock Award Plan as the last recorded sale price of the Common Shares on the TSX (for Canadian resident participants) or the NYSE American (for non-Canadian resident participants) for the preceding trading date. All options granted under the Stock Award Plan are nonqualified stock options for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

A SAR may be granted in tandem with an option granted under the Stock Award Plan or on a free-standing basis and may be exercised upon such terms and conditions as the Board, in its sole discretion, determines. Upon exercise of a SAR, the participant shall be entitled to receive payment from the Company in an amount equal to the excess of the fair market value of a Common Share on the date of exercise over the price at which the SAR was originally granted (which shall not be less than the fair market value of a Common Share on the date of the SAR grant). All payments shall be made in Common Shares, the number of which shall be calculated by dividing the payment amount by the fair market value of the Common Shares on the exercise date.

Tandem SARs give the awardee the right to surrender to the Company all or a portion of the related option and to receive a distribution of Common Shares in an amount equal to the excess of the fair market value of a specified number of shares as of the date the SAR is exercised over the exercise price of the related option. To the extent a Tandem SAR is exercised, the related option will terminate at the time of such exercise. The effect of the exercise of a SAR or Tandem SAR would be a reduction in the total number of shares issued by the Company to a participant versus the exercise of an equivalent stock option.

The total number of Common Shares that may be issued to an individual participant under the Stock Award Plan upon the exercise of Awards granted thereunder shall not exceed, in the aggregate, 5% of the Company’s total number of issued and outstanding Common Shares at the date of grant of such Award. In addition, no individual participant may be granted any Award or Awards for more than ten million Common Shares in any calendar year. The maximum number of shares issuable to insiders (as that term is defined by the TSX) pursuant to the Stock Award Plan together with any shares issuable pursuant to any other share compensation arrangement, at any time, shall not exceed 10% of the total number of issued and outstanding Common Shares. The number of Common Shares issued to insiders pursuant to the Stock Award Plan, together with any Common Shares issued pursuant to any other share compensation arrangement, within any one-year period, shall not exceed 10% of the total number of issued and outstanding Common Shares.

Administration

The Stock Award Plan is administered by the Compensation Committee appointed by the Board. Subject to the terms of the Stock Award Plan, the Compensation Committee may determine, among other things, the persons to whom Awards may be granted, the number of Awards to be granted to any participant, and the exercise price and the schedule and dates for vesting of Awards granted. The Compensation Committee may, but is not required to, impose a vesting schedule on any Award made under the Stock Award Plan.

If a participant ceases to be engaged by the Company for any reason other than death, they will have the right to exercise any vested Award not exercised prior to such termination within the lesser of six months from the date of the termination, unless otherwise extended by the Board, in its absolute discretion, or the expiry date of the Award; provided that if the termination is for just cause the right to exercise the vested Award shall terminate on the date of termination unless otherwise determined by the Board. The unvested portion of all Awards shall terminate on the date of termination.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Board shall have the power to, at any time and from time to time, either prospectively or retrospectively, and without Shareholder approval, amend, suspend or terminate the Stock Award Plan or any Award granted under the Stock Award Plan, including, without limiting the generality of the foregoing, changes of a clerical or grammatical nature and changes regarding the vesting of Awards; provided, however, that:

(a) such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Common Shares are listed, and with respect to Awards held by participants who are subject to U.S. federal income tax, in a manner consistent with the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, to the extent applicable;

(b) no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of a participant with respect to any then outstanding Award, as determined by the Board acting in good faith, without their consent in writing; and

(c) the Board shall obtain Shareholder approval of the following:

(i)	any amendment to the maximum number of Common Shares issuable pursuant to the Stock Award Plan, other than as contemplated by the Stock Award Plan;

(ii)	any amendment that would reduce the award price of an outstanding Award other than as contemplated by the Stock Award Plan; and

(iii)	any amendment that would extend the term of any Award granted under the Stock Award Plan beyond the expiry date.

In the event of, among other things, a take-over bid affecting the Company, the Board of the Company will notify each awardee under the Stock Award Plan of the full particulars of the offer whereupon Awards will become vested and may be exercised.

Transferability

No Awards granted under the Stock Award Plan shall be transferable or assignable other than by will or by the laws of succession. However, if permitted by all applicable laws and the rules of the TSX or the NYSE American, as applicable, a participant may assign any Award to a trust or a similar legal entity.

New Plan Benefits

The benefits that will be awarded or paid under the Stock Award Plan cannot currently be determined. Awards granted under the Stock Award Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards. As of March 6, 2025, the closing price of a Common Share on the TSX was C$4.81, and the closing price of a Common Share on the NYSE American was $3.34.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards made under the Stock Award Plan. The following description applies to Awards that are subject to U.S. federal income tax. The grant of options, SARs or Tandem SARs should not result in taxable income to a participant at the time of grant. When Awards are paid out, the participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the Awards, less any exercise price paid, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A participant’s basis in any Common Shares received will equal the amount recognized as ordinary income with respect to such Common Shares plus any exercise price paid. If, as usually is the case, the Common Shares are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Change of Control

The Board approved an amendment to the Stock Award Plan to require a double trigger for accelerated vesting of Awards in the event of a change of control. With respect to grants made on or after January 23, 2019, if the employment of an awardee is terminated by the Company other than for cause or if the awardee resigns for good reason, in each case, within 12 months following a change of control, all of the awardee’s unvested Awards shall vest immediately prior to the awardee’s date of termination.

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For purposes of the Stock Award Plan and Performance Share Unit Plan, a “change of control” means the acquisition by any person or by any person and a “joint actor,” as defined in the Stock Award Plan, whether directly or indirectly, of voting securities, as defined in the Securities Act (British Columbia) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than 50% of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

Burn Rate

The Stock Award Plan burn rate for each of the three most recently closed fiscal years is shown in the table below. The burn rates for past fiscal years are not necessarily indicative of future burn rates.

Stock Award Plan

Fiscal Year	Burn Rate

2022	0.60%

2023	0.69%

2024	0.92%

Shareholder Approval

The TSX rules require Shareholder approval of all unallocated entitlements under the Stock Award Plan every three years. Shareholders last approved the unallocated entitlements under the Stock Award Plan at the Company’s annual meeting held in 2023.

Performance Share Unit Plan

Background

The Board adopted the Performance Share Unit (“PSU”) Plan in 2009 for the benefit of the Company’s executives, employees and consultants. The PSU Plan has been established to assist the Company in the recruitment and retention of highly qualified executives, employees, and eligible consultants by providing a means to reward performance, to motivate participants under the PSU Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the PSU Plan, to better align the interests of participants with the long-term interests of Shareholders.

The Board intends to use PSUs issued under the PSU Plan, as well as options issued under the Stock Award Plan, as part of the Company’s overall executive and employee compensation plan. Since the value of PSUs increase or decrease with the price of the Common Shares, PSUs reflect a philosophy of aligning the interests of executives and employees with those of the Shareholders by tying executive compensation to share price performance. In addition, PSUs assist in the retention of qualified and experienced executives and employees by rewarding those individuals who make a long-term commitment to the Company.

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Outstanding Grants Under the PSU Plan

Performance Share Unit Plan

Name and Position	Number of Units(1)

Gregory Lang President & CEO	636,400

Peter Adamek Vice President & CFO	0

Richard Williams Vice President & COO	168,100

Executive Officers as a Group	917,000

All Company Employees and Eligible Consultants (excluding Executive Officers)	308,100

Total	1,225,100(2)

(1)	PSU grants outstanding as of March 6, 2025 (does not include Common Shares issued under PSU Plan).
(2)	Represents 0.37% of the issued and outstanding Common Shares as of March 6, 2025.

Summary of the PSU Plan

Set out below is a summary of the PSU Plan, which is qualified in its entirety by reference to the complete copy of the PSU Plan incorporated by reference to Appendix C to the Company’s definitive proxy statement filed with the SEC on March 24, 2023.

Eligible Participants

The PSU Plan is administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board. Employees and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the PSU Plan. As of March 6, 2025, there were approximately 13 employees and 5 consultants eligible to participate in the PSU Plan. Nine of the Company’s thirteen current, full-time, permanent employees have received grants under the PSU Plan to date. In accordance with the terms of the PSU Plan, the Company, under the authority of the Board, will approve those employees and eligible consultants who are entitled to receive PSUs and the number of PSUs to be awarded to each participant. PSUs awarded to participants are credited to them by means of an entry in a notional account in their favor on the books of the Company. Each PSU awarded conditionally entitles the participant to receive up to a maximum of 1.5 Common Shares (or the cash equivalent) upon attainment of the PSU vesting criteria.

Vesting

The PSUs vest upon the expiry of a time-based vesting period, assuming the recipient remains in continuous service with the Company through the end of such vesting period. The duration of the vesting period applicable to a specific PSU grant shall be determined at the time of the grant by the Compensation Committee. In addition, the Compensation Committee may establish other terms or conditions with respect to the vesting of PSUs, including without limitation, provisions which make the vesting of PSUs conditional upon (i) the achievement of corporate or personal objectives, including the attainment of milestones relating to financial, operational, strategic or other objectives of the Company, (ii) the market price of the Company’s Common Shares from time to time and/or the return to Shareholders, and/or (iii) any other performance criteria relating to the participant or the Company. Any such conditions shall be set out in a grant agreement, may relate to all or any portion of the PSUs in a grant, and may be graduated such that different percentages of the PSUs in a grant will vest depending on the extent of satisfaction of one or more such conditions. The Board may, in its discretion and having regard to the best interests of the Company, subsequent to the grant date of a PSU, waive any such terms or conditions or determine that they have been satisfied.

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Once the PSUs in a grant vest, the participant is entitled to receive the equivalent number of Common Shares or cash equal to the Market Value (as defined below) of the equivalent number of Common Shares. The vested PSUs may be settled through the issuance of Common Shares from treasury, by the delivery of Common Shares purchased in the open market, in cash or in any combination of the foregoing (at the discretion of the Company). If settled in cash, the award amount shall be equal to the number of Common Shares in respect of which the participant is entitled multiplied by the Market Value of a Common Share on the payout date. Market Value per share as at any date is defined in the PSU Plan (if the Common Shares are listed and posted for trading on the TSX and/or the NYSE American) as the arithmetic average of the closing price of the Common Shares traded on the TSX or the NYSE American for the five (5) trading days immediately preceding such date. The PSUs may be settled on the payout date, which shall be the third anniversary of the date of the grant or such other date as the Committee may determine at the time of the grant, which in any event shall be no later than the expiry date for such PSUs. The expiry date of PSUs will be determined by the Committee at the time of grant. All unvested, expired or previously settled PSUs are available for future grants.

Maximum Number of Common Shares Issuable

Under the PSU Plan, the maximum number of Common Shares reserved and available for issuance from treasury is a variable number equal to three percent (3%) of the issued and outstanding Common Shares of the Company (on a non-diluted basis) from time to time. As of March 6, 2025, three percent (3%) of the issued and outstanding Common Shares represents 10,039,397 Common Shares.

The PSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the PSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of issued and outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the PSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one-year period, will not exceed 10% of the total number of issued and outstanding Common Shares. The PSU Plan limits the number of PSUs that may be granted to any one person to 9,500,000 per year.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the PSU Plan, PSUs which have not vested on a participant’s termination date shall terminate and be forfeited. Except with respect to a participant whose PSUs are subject to U.S. federal income tax, if a participant who is an employee ceases to be an employee as a result of termination of employment without cause, at the Company’s discretion (unless otherwise provided in the applicable grant agreement), all or a portion of such participant’s PSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited PSUs are available for future grants.

Transferability

PSUs are not assignable or transferable by a participant other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by the participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall inure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell Common Shares received pursuant to the PSUs.

New Plan Benefits

The benefits that will be awarded or paid under the PSU Plan cannot currently be determined. Awards granted under the PSU Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards. As of March 6, 2025, the closing price of a Common Share on the TSX was C$4.81, and the closing price of a Common Share on the NYSE American was $3.34.

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Amendments to the PSU Plan

The PSU Plan provides that the Company may, without notice, at any time and from time to time, and without Shareholder approval, amend the PSU Plan or any provisions thereof in such manner as the Company, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the PSU Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the PSU Plan;

(c)	to change the vesting provisions of PSUs to reflect revised performance metrics or to accelerate vesting in the event that performance criteria is achieved earlier than expected;

(d)	to change the termination provisions of PSUs or the PSU Plan which does not entail an extension beyond the original expiry date of the PSUs; or

(e)	for the purposes of preserving the intended tax treatment of the benefits provided to a participant by the PSU Plan and PSU awards;

provided, however, that:

(1)

no such amendment of the PSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the PSU Plan; and

(2)	Shareholder approval shall be obtained in accordance with the requirements of the TSX or the NYSE American for any amendment that results in:

(i)	an increase in the maximum number of Common Shares issuable pursuant to the PSU Plan other than as already contemplated in the PSU Plan;

(ii)	an extension of the expiry date for PSUs granted under the PSU Plan;

(iii)	granting of other types of compensation through Common Share issuance;

(iv)	expansion of the rights of a participant to assign PSUs beyond what is currently permitted in the PSU Plan;

(v)	the addition of new categories of participants, other than as already contemplated in the PSU Plan;

(vi)	changes in eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis; or

(vii)	an amendment of the Board’s authority to amend provisions of the PSU Plan.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to PSUs awarded under the PSU Plan. The following description applies to PSUs that are subject to U.S. federal income tax. The grant of PSUs should not result in taxable income to a participant at the time of grant. When PSUs are paid out, the participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the PSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Section 409A of the Code may apply to PSUs granted under the PSU Plan. For such awards subject to Section 409A, certain U.S. officers may experience a delay of up to six months in the settlement of the PSUs in Common Shares.

Change of Control

The Board approved an amendment to the Performance Share Unit Plan to require a double trigger for accelerated vesting of PSUs in the event of a change of control. With respect to grants made on or after January 23, 2019, if at any time within 12 months from the date of a change of control: (i) a participant’s relationship with the Company is terminated by the Company other than for cause or (ii) a participant resigns for good reason, all outstanding PSUs held by such participant shall become vested and the payout date in connection with such participant’s vested PSUs shall be accelerated to the date of such participant’s termination or resignation for good reason and the Company shall issue Common Shares to such participants with respect to such vested PSUs in accordance with Sections 6 and 8 of the

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Performance Share Unit Plan; provided that in the event that any PSUs are subject to performance-based vesting conditions, then the vesting of such PSUs shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

“Change of control” has the same meaning under the Performance Share Unit Plan as under the Stock Award Plan. See pages 81-82 for a description, which forms a part of this summary.

Burn Rate

The Performance Share Unit Plan burn rate for each of the three most recently closed fiscal years is shown in the following table. These burn rates for past fiscal years are not necessarily indicative of future burn rates.

Performance Share Unit Plan

Fiscal Year	Burn Rate

2022	0.16%

2023	0.24%

2024	0.27%

Shareholder Approval

The TSX rules require Shareholder approval of all unallocated entitlements under the PSU Plan every three years. Shareholders last approved the unallocated entitlements under the PSU Plan at the Company’s annual meeting held in 2023.

Deferred Share Unit Plan

Background

The Board adopted the Deferred Share Unit (“DSU”) Plan in 2009 for the benefit of the Company’s non-executive Directors. Currently there are nine non-executive Directors participating in the DSU Plan. The DSU Plan has been established to assist the Company in the recruitment and retention of qualified persons to serve on the Board and, through the proposed issuance by the Company of Common Shares under the DSU Plan, to promote better alignment of the interests of Directors and the long-term interests of Shareholders.

The Board intends to use the DSUs issued under the DSU Plan, as well as options issued under the Stock Award Plan, if any, as part of the Company’s overall director compensation plan. Since the value of DSUs increase or decrease with the price of the Common Shares, DSUs reflect a philosophy of aligning the interests of Directors with those of the Shareholders by tying compensation to long term share price performance.

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Outstanding Grants under the DSU Plan

Deferred Share Unit Plan

Name of Non-Executive Director	Number of Units(1)

Elaine Dorward-King	27,583

Diane Garrett	27,393

Thomas Kaplan	111,296

Hume Kyle	10,850

Kalidas Madhavpeddi	59,296

Kevin McArthur	14,903

Daniel Muñiz Quintanilla	16,747

Ethan Schutt	22,737

Anthony Walsh	49,723	(2)

Dawn Whittaker	16,747

Non-Executive Directors as a Group	307,552	(3)

(1)	DSUs outstanding as of March 6, 2025.
(2)	Mr. Walsh resigned from the Board on May 16, 2024. These DSUs remain outstanding and must be paid out by December 31, 2025.
(3)	Represents 0.09% of the issued and outstanding Common Shares as at March 6, 2025. The outstanding group total differs slightly from the DSU Plan total outstanding amount due to rounding.

Summary of the DSU Plan

Set out below is a summary of the DSU Plan. A complete copy of the DSU Plan is incorporated by reference to Appendix E to the Company’s definitive proxy statement filed with the SEC on March 24, 2023.

Administration of Plan

The DSU Plan provides that non-executive Directors (each, a “Participant”) will receive 50%, and may elect to receive up to 100%, of their annual compensation amount (the “Annual Base Compensation”) in DSUs. The cash portion of Annual Base Compensation shall be paid to the Participant quarterly. A DSU is a unit credited to a Participant by way of a bookkeeping entry in the books of the Company, the value of which is equivalent to the value of one Common Share. All DSUs paid with respect to Annual Base Compensation will be credited quarterly to the Participant by means of an entry in a notional account in their favor on the books of the Company (a “DSU Account”) when such Annual Base Compensation is payable. The Participant’s DSU Account will be credited on a quarterly basis with the number of DSUs, calculated to the nearest thousandth of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the grant date by the Share Price of a Common Share at that time. Share Price is defined in the DSU Plan as (if the Common Shares are listed and posted for trading on the TSX) the closing price of the Common Shares on the TSX averaged over the last five (5) consecutive trading days of the fiscal quarter. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

Generally, a Participant who is not a U.S. Eligible Participant (as defined in the DSU Plan) shall be entitled to redeem their DSUs during the period commencing on the business day immediately following the date upon which the Participant ceases to hold any position as a Director of the Company and its subsidiaries and is no longer otherwise employed by the Company or its subsidiaries, including in the event of death of the Participant (the “Termination Date”) and ending on December 15 of the year following the Termination Date, to be paid out no later than December 31 of the year following the Termination Date. In the case of a U.S. Eligible Participant (as defined in the DSU Plan), redemption will occur on the earlier of (i) “separation from service” as defined under Internal Revenue Code Section 409A, or (ii) within 90 days of the U.S. Eligible Participant’s death. Redemptions under the DSU Plan may be settled in Common Shares issued from treasury, Common Shares purchased by the Company on the open market for delivery to the Participant, cash, or any combination of the foregoing, subject to the restrictions set forth in the DSU Plan.

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Maximum Number of Common Shares Issuable

The maximum number of Common Shares reserved and available for issuance from treasury under the DSU Plan is a variable number equal to one percent (1%) of the issued and outstanding Common Shares of the Company (on a non-diluted basis) from time to time. As of March 6, 2025, one percent (1%) of the issued and outstanding Common Shares represents 3,346,466 Common Shares reserved and available for issuance under the DSU Plan.

The DSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the DSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the DSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one-year period, will not exceed 10% of the total number of outstanding Common Shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any Participant under the DSU Plan except by will or laws of descent and distribution.

New Plan Benefits

The benefits that will be awarded or paid under the DSU Plan cannot currently be determined. The amount of DSUs paid under the DSU Plan is dependent on the level of Annual Base Compensation as determined by the Board, the election of the individual Participants, and the Share Price at the end of each fiscal quarter. As of March 6, 2025, the closing price of a Common Share on the TSX was C$4.81, and the closing price of a Common Share on the NYSE American was $3.34.

Amendments to the DSU Plan

The DSU Plan provides that the Board may at any time, and from time to time, and without Shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the DSU Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan;

(c)	amendments to the termination provisions of the DSU Plan;

(d)	amendments necessary or advisable because of any change in applicable securities laws;

(e)	amendments to the transferability of DSUs provided for in the DSU Plan;

(f)	amendments relating to the administration of the DSU Plan; or

(g)	any other amendment, fundamental or otherwise, not requiring Shareholder approval under applicable laws or the rules of the Toronto Stock Exchange or the NYSE American;

provided, however, that:

1)

no such amendment of the DSU Plan may be made without the consent of each affected Participant in the DSU Plan if such amendment would adversely affect the rights of such affected Participant(s) under the DSU Plan; and

2)	Shareholder approval shall be obtained in accordance with the requirements of the TSX and the NYSE American for any amendment:

(i)	to increase the maximum number of Common Shares which may be issued under the DSU Plan;

(ii)	to the amendment provisions of the DSU Plan; or

(iii)	to the definition of “Participant”.

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Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to DSUs awarded under the DSU Plan. The following description applies to DSUs that are subject to U.S. federal income tax. The grant of DSUs and the crediting of DSUs to a Participant’s DSU Account should not result in taxable income to the Participant at the time of grant. When DSUs are paid out, the Participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the DSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A Participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. To the extent that a Participant’s DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), DSUs awarded under the DSU Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada). To that end, the DSU Plan includes certain forfeiture provisions that could apply to DSUs awarded under the DSU Plan in limited circumstances.

Burn Rate

The DSU Plan burn rate for each of the three most recently closed fiscal years is shown in the following table. These burn rates for past fiscal years are not necessarily indicative of future burn rates.

Deferred Share Unit Plan

Fiscal Year	Burn Rate

2022	0.01%

2023	0.01%

2024	0.02%

Shareholder Approval

The TSX rules require Shareholder approval of all unallocated entitlements under the Deferred Share Unit Plan (the “DSU Plan”) every three years. Shareholders last approved the unallocated entitlements under the DSU Plan at the Company’s annual meeting held in 2023.

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INDEBTEDNESS OF DIRECTORS AND OFFICERS

As of November 30, 2024, and the date hereof, the aggregate indebtedness to the Company and its subsidiaries of all executive officers, Directors and employees, and their respective associates, and former executive officers, Directors and employees of the Company or any of its subsidiaries was $nil.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed or related person of the Company, which includes each person who has been a Director or executive officer of the Company since the beginning of the most recently completed fiscal year, nor any proposed nominee for election as Director, nor any associate or affiliate of such informed person or proposed nominee, has had any material interest, direct or indirect, in any transaction entered into by the Company since the beginning of the most recently completed fiscal year, or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Generally speaking, under SEC rules, any transaction in which a related person has a material interest, other than transactions involving aggregate amounts less than $120,000, must be approved or ratified by the Audit Committee. The policies apply to all executive officers, directors and their immediate family members. Since December 1, 2023, there have been no related person transactions under the relevant standards. Please refer to the section titled “Ethical Business Conduct” beginning on page 94 of this Circular for a discussion about the Company’s policies and procedures governing related party transactions.

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound corporate governance practices, which are both in the interest of Shareholders and contribute to effective and efficient decision making. As part of the Company’s commitment to effective corporate governance, the Board, with the assistance of the Audit and Corporate Governance and Nominations Committees, monitors changes in legal requirements and best practices.

Set out below is a description of certain corporate governance practices of the Company, as required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”).

Board of Directors

The Company has a Board comprised of ten Directors led by Dr. Thomas Kaplan as Chairman and Dr. Elaine Dorward-King as independent Lead Director. The Board has proposed a slate of ten Director nominees for Shareholder approval that comprises the current Directors.

Dr. Kaplan is the Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group, the investment adviser to the Company’s largest shareholder, Electrum. The Board elected Dr. Kaplan as Chairman because of Electrum’s significant ownership interest in the Company (25.36% of March 6, 2025) as well as Dr. Kaplan’s extensive experience as an entrepreneur, developer of and investor in public and private natural resources companies. As described below, to ensure independence in Board governance, the Board has appointed an independent Lead Director to coordinate discussion among the independent members of the Company’s Board and to lead Board meetings if Dr. Kaplan is unavailable. Dr. Dorward-King currently serves as the Board’s independent Lead Director.

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. With eight of the ten current Directors considered independent, the Board is currently composed of a majority of independent directors. The eight independent Directors are: Elaine Dorward-King, Diane Garrett, Hume Kyle, Kalidas Madhavpeddi, Kevin McArthur, Daniel Muñiz Quintanilla, Ethan Schutt, and Dawn Whittaker. Gregory Lang is the President and CEO of the Company and therefore deemed non-independent. Thomas Kaplan, the Chairman of the Board, is not considered to be independent as a result of his relationship to the Company’s largest Shareholder.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Board holds regular meetings every quarter. Between the scheduled meetings, the Board meets as required. The independent Directors are afforded an opportunity to meet separately from the non-independent Directors and any representatives of management at every Board meeting. The independent Directors meet in camera at least annually and on an as-needed basis. During fiscal year 2024, the independent Directors met six times. Management also communicates informally with the Directors on a regular basis and solicits advice from members or advisors on matters falling within their areas of special knowledge or experience.

The Board has five standing committees: Audit, Compensation, Corporate Governance and Nominations, Engineering and Technical, and Sustainability. Each of the foregoing committees has its own charter, copies of which are available on the Company’s website at: www.novagold.com under the Governance tab. Special committees are appointed from time to time with respect to specific matters.

The Board and its standing committees meet regularly outside the presence of Company management to engage in open discussion about Company strategy, management’s performance, and any items of special concern or note that may impact the Company. The Board or its standing committees may meet with experts of their choosing depending on the topic, such as the Compensation Consultant, the Company’s Auditors, or outside legal counsel, for example, without the presence of management. The Board believes this practice of meeting without Company management from time-to-time promotes frank discussions and assessments and supports the effective oversight of risks and opportunities facing the Company.

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The following Directors currently serve on the following boards of directors of other reporting issuers:

Name	Reporting Issuer

Elaine Dorward-King	Kenmare Resources plc (LSE: KMR, ISE: KMR) Nevada Copper (TSX: NCU – delisted August 21, 2024) Sibanye-Stillwater (JSE: SSW)

Diane Garrett	Hycroft Mining Holding Corporation (NASDAQ: HYMC)

Thomas Kaplan	None

Hume Kyle	Plum Acquisition Corp. III (NASDAQ: PLMJ)

Gregory Lang	Trilogy Metals Inc. (TSX, NYSE American: TMQ)

Kalidas Madhavpeddi	Dundee Precious Metals Inc. (TSX: DPM) Glencore plc (LSE: GLEN, JSE: GLN)

Kevin McArthur	First Quantum Minerals Inc. (TSX: FM) Royal Gold Inc. (NASDAQ: RGLD)

Daniel Muñiz Quintanilla	Brookfield Infrastructure Partners LP (NYSE: BIP) First Majestic Silver Corp. (TSX, NYSE: AG, FSE: FMV)

Ethan Schutt	None

Dawn Whittaker	Triple Flag Precious Metals Corp. (TSX, NYSE: TFPM)

Independence of Directors

The Board determined that the following Directors qualify as independent under the applicable Board and committee standards of the NYSE American, SEC rules, and National Instrument 58-101: Dr. Dorward-King, Dr. Garrett, Messrs. Kyle, Madhavpeddi, McArthur, Muñiz, Schutt and Ms. Whittaker. Dr. Kaplan is not considered to be independent because he is the Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group, which manages the portfolio of Electrum, the largest Shareholder of the Company. Mr. Lang is deemed non-independent because he is the Company’s President and Chief Executive Officer.

Board Charter

The Board is responsible for the overall stewardship of the Company. On May 12, 2021, the Board adopted a written Charter which is available on the Company’s website at www.novagold.com under the Governance tab. The Board discharges its stewardship responsibilities directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish the goals and strategies of the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters.

The Board has appointed an Audit Committee to assist the Board in the oversight of (i) the external auditor and internal auditor, including their compensation, qualifications, independence and performance, and, with the assistance of the external auditor, monitoring (ii) the integrity, quality and transparency of the Company’s consolidated financial statements and related disclosures, (iii) the Company’s internal controls over financial reporting and disclosure, and (iv) the Company’s compliance with financial reporting and disclosure, and tax regulatory and legal requirements. The members of the Audit Committee are appointed annually by the Board following the annual general meeting of shareholders. The members of the Audit Committee are required to meet the independence and experience requirements of the NYSE American and Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC. At least one member of the Audit Committee is required to be an “audit committee financial expert” as defined by the SEC. All members of the Company’s Audit Committee are independent and the Company’s “audit committee financial expert” is Hume Kyle. The Audit Committee meetings are held quarterly at a minimum. The Audit Committee met four times in the fiscal year ended November 30, 2024. The Audit Committee Charter is available on the Company’s website at www.novagold.com under the Governance tab.

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Position Descriptions

The position descriptions for the chairs of each Board committee are contained in the committee charters. The chair of each of the following committees: Audit, Compensation, Corporate Governance and Nominations, Engineering and Technical, and Sustainability, is required to ensure the Committee meets regularly and performs the duties as set forth in its charter, and reports to the Board on the activities of the Committee. The Board has developed a written position description for the Chair of the Board. The Chair of the Board is principally responsible for overseeing the operations and affairs of the Board. The Board has also developed a written position description for the independent Lead Director, who is responsible for leading discussions of the independent Directors and for conducting Board meetings in the absence of the Board Chair. Both position descriptions are available on the Company’s website at www.novagold.com under the Governance tab.

The Board has developed a written position description for the CEO. The CEO is primarily responsible for the overall management of the business and affairs of the Company. In this capacity, the CEO is responsible for establishing the strategic and operational priorities of the Company and providing leadership to the management team. The CEO is directly responsible to the Board for all the Company’s activities.

Orientation and Continuing Education

The Company provides an orientation and education program for new directors. This program consists of providing education regarding directors’ responsibilities, corporate governance issues, committee charters as well as recent and developing issues related to corporate governance and regulatory reporting. The Company provides orientation in matters material to the Company’s business and in areas outside of the specific expertise of the Board members. All new members of the Board have historically been experienced in the mining sector or in resource development; therefore, general orientation about mining or resource development has not been necessary.

Continuing education helps Directors keep up to date on changing governance issues as well as requirements and legislation or regulations in their field of experience. The Board recognizes the importance of ongoing education for the Directors and senior management of the Company and the need for each Director and officer to take personal responsibility for this process. To facilitate ongoing education, the CEO or the Board may from time to time, as required:

•	request that Directors or officers determine their training and education needs;

•	arrange visits to the Company’s projects or operations;

•	arrange funding for attendance at seminars or conferences of interest and relevance to their position; and/or

•	encourage participation or facilitate presentations by members of management or outside experts on matters of particular importance or emerging significance.

During fiscal year 2024, Directors participated in educational sessions and received educational materials on the topics outlined below.

Educational Topic	Date	Audience

Considerations for determining Directors’ status as independent or non-independent Considerations for designating Named Executive Officers pursuant to Section 16 of the Securities Exchange Act	January 2024	Corporate Governance and Nominations Committee (Dr. Garrett, Mr. Kyle, Mr. McArthur and Ms. Whittaker)

U.S. Securities and Exchange Commission Climate Disclosure Rules	April 2024	Audit Committee (Mr. Kyle, Mr. Schutt, Mr. Walsh and Ms. Whittaker)

Overview of Directors’ Duties – Canadian Corporate Law Considerations	August 2024	Board of Directors (all directors present)

Compensation Governance Trends	August 2024	Compensation Committee (Dr. Dorward-King and Mr. Madhavpeddi)

Review of Directors’ and Officers’ Insurance Basics and Company Insurance Program	October 2024	Audit Committee (Mr. Kyle, Mr. Schutt and Ms. Whittaker)

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In addition, the Board encourages senior management to participate in professional development programs and courses and supports management’s commitment to training and developing employees.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for the Company’s Directors, officers, and employees. The Ethics Code is available on SEDAR+ at www.sedarplus.ca, on the Company’s website at www.novagold.com under the Governance tab, or may be obtained by contacting the Company at the address given under “Additional Information” at the end of this Circular.

The Board has ultimate responsibility for monitoring compliance with and enforcing the Ethics Code. The Board has delegated this compliance monitoring responsibility to the Corporate Governance and Nominations Committee which, among other things, reviews the Ethics Code periodically. The Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls, cybersecurity matters, or auditing matters to the Audit Committee. Monitoring of accounting, internal control, cybersecurity and auditing matters, as well as violations of the law, the Ethics Code and other Company policies or directives, occurs through the Board’s and the Committees’ regular oversight of the Company’s operations. In addition, the Company maintains an independent, anonymous whistleblower hotline which is accessible by telephone, email or internet to which complaints or concerns may be reported. Concerns or questions regarding the Ethics Code may also be raised directly with the Company’s outside counsel. The Company’s Anti-Corruption, Anti-Bribery, Anti-Fraud Policy (the “Policy”), also available on the Company’s website at www.novagold.com under the Governance tab, establishes Formal Reporting Channels for Directors, officers, employees and agents to report suspected Policy violations or concerns related to the implementation of the Policy and mandates use of the Formal Reporting Channels in the event of specified circumstances. The Company commits to conduct appropriate, fair and thorough investigations of all concerns raised and to not tolerate retaliatory action against any individual for reporting, in good faith, concerns regarding known or suspected violations of any of the Company’s policies.

Certain Company Directors serve as directors or officers of other reporting issuers or have significant shareholdings in other companies. To the extent that such other companies may participate in business ventures in which the Company may participate, the Directors may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. The Ethics Code explicitly addresses such situations and provides that a Director who is in a position where their private interests conflict with the interests of NOVAGOLD or may have an adverse effect on the Director’s motivation or the proper performance of their job must notify the Chair of the Corporate Governance and Nominations Committee of the existence of an actual or potential conflict of interest. In the event that such a conflict of interest arises at a meeting of the Board, the Director who has such a conflict is obligated to disclose the interest and to refrain from discussing and from voting for or against the approval of such matter. Any Director who may have an interest in a transaction or agreement with the Company is required to disclose such interest and abstain from discussions and voting in respect to same if the interest is material as required by the Business Corporations Act (British Columbia). In considering related party transactions, the Board, and management, if applicable, will assess the materiality of related party transactions on a case-by-case basis with respect to both the qualitative and quantitative aspects of the proposed related party transaction. Company officers and employees are similarly required by the Ethics Code to disclose all actual or potential conflicts of interest and to protect the Company’s confidential information and business opportunities. Related party transactions that are in the normal course are subject to the same processes and controls as other transactions; that is, they are subject to standard approval procedures and management oversight but will also be considered by management for reasonability against fair value determined on an arms-length basis. Related party transactions that are found to be material are subject to review and approval by the Company’s Audit Committee, which is composed of independent Directors.

Nomination of Directors

The Corporate Governance and Nominations Committee (referred to in this section as the “Committee”), which met four times during fiscal 2024, advises and makes recommendations to the Board on recruitment and nomination of members to the Board. On an annual basis, the Committee assesses the appropriate size of the Board with a view to determining the impact of the number of directors and the effectiveness of the Board, and recommending to the Board, if necessary, a reduction or increase in the size of the Board. The Committee also evaluates the outside commitments of each Board member on an annual basis to ensure they are able to dedicate an adequate and appropriate amount of time and attention to the matters of the Company. Annually or as required, the Committee recruits and identifies potential candidates and considers their appropriateness for membership on the Board. The Committee is responsible for reviewing any Shareholder proposals to nominate candidates for Director. Shareholders may submit names of persons to be considered for nomination, and the Committee will consider such persons in the same way it evaluates other individuals for nomination as a new Director. For the Company’s policies regarding Shareholder requests for nominations, see the section entitled “Shareholder Proposals” in this Circular.

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None of the current nominees were nominated by a Shareholder. The Committee abides by a diversity policy contained in the Committee’s Charter aimed at selecting nominees to the Board with a variety of personal qualities, relevant experience, educational achievement, race, ethnicity, age, gender and cultural backgrounds. It is the job of the Committee to ensure that the background and skills of the Directors align with the Company’s strategic direction. The Committee’s Charter is available on the Company website at: www.novagold.com under the Governance tab. All members of the Committee are independent Directors. The Company aims to have a well-rounded Board that will guide the organization’s strategy on economic, environmental and societal topics of highest relevance during the current and future lifecycle of its operations.

Board Diversity, Equity and Inclusion Policy

The Board has adopted a Diversity, Equity and Inclusion Policy (the “DEI Policy”) to formalize a framework for inclusion and to promote diversity in the Board of the Company. The DEI Policy states that diversity, for purposes of Board composition, includes, but is not limited to, business and industry skills and experience, gender, ethnicity, and age. The DEI Policy also sets out the Board’s principles and a process to achieve the Board’s diversity aspirations. A copy of the Board Diversity, Equity and Inclusion Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Board Nomination Process

The Corporate Governance and Nominations Committee’s Charter mandates that the Committee consider the following attributes of candidates for the Board: “(1) relevant knowledge and experience in areas including mining, business, finance, accounting, international business, government, and technology; (2) personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (3) diversity in ethnicity, race, gender, age, and cultural background; and (4) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings.” (Emphasis added.) The importance of diversity is incorporated in the Committee’s annual assessment of the long-term plan for the composition of the Board that considers: “the current strengths, competencies, skills and experience of the Board members; diversity in experience, race, ethnicity, gender, age, and cultural background; length of service and potential retirement; and the strategic direction of the Company.” (Emphasis added.)

In January 2015 the Board adopted an amendment to the Committee’s Charter which provides:

Consistent with the objective of ensuring gender diversity, for every open Board position at least one-half of the candidates recommended by the Committee for consideration by the Board shall be female.

The Board believes that these written policies with regard to gender diversity on the Board are consistent with its objective of ensuring that the Board comprises the necessary range of background, experience, values and perspectives to optimize the Company’s opportunities for success. The additional commitment to recommending at least 50% female candidates for Board consideration in the ongoing process of refreshing the Board will ensure that a sufficiently gender diverse list of potential candidates is considered without compromising the Board’s fundamental commitment to make an objective assessment of who is the best person to fill a vacancy on the Board. Accordingly, the Board determined not to set targets for the percentage of women, or other aspects of diversity, on the Board.

Board Renewal

The topic of director term limits has been discussed by both the Corporate Governance and Nominations Committee (referred to in this section as the “Committee”) and the Board. The Board has not adopted any director term limits. With regard to the nomination of directors, the Board notes that the Committee’s Charter mandates that the Committee annually “develop and update a long-term plan for the composition of the Board . . . and report to the Board thereon.” This process shall include a “review [of] the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board.” Included among the criteria to be considered by the Committee in this annual evaluation is the “length of service and potential retirement” of current Directors.

In addition, the Committee regularly conducts a Board self-assessment process with the assistance of outside legal counsel which provides each Director with the opportunity to assess how the Board is functioning and to make suggestions for improvements. The assessment process expressly addresses the organization and management of the Board, including its overall composition as well as the composition of each committee; the conduct of Board meetings, including management’s preparation for and participation in those

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meetings; the clarity and appropriateness of each Board committee’s charter; the performance of the Board with respect to a broad range of functions, including appointment and oversight of management, development and implementation of the Company’s business strategies, risk management, and regulatory reporting compliance; and Board compensation. The most recent of these assessments was conducted in January and February 2024, and the results were discussed at the Board’s May 2024 meeting. The Committee anticipates conducting a new Board self-assessment process during the summer of 2025, the results of which will be considered to determine what action, if any, could further enhance the operations of the Board and its committees.

The Board is committed to regular evaluations of its composition, organization, operations, and effectiveness. The Board concluded that these governance processes are a more appropriate manner in which to ensure proper Board composition and function than adopting a mandatory tenure or retirement age policy.

What changed in 2024? Anthony Walsh retired from the Board following the May 2024 annual general meeting. Upon Mr. Walsh’s retirement, the Board appointed Mr. Kyle, an independent Director and “audit committee financial expert” to serve as Chair of the Audit Committee to succeed Mr. Walsh. The Board also appointed Dr. Dorward-King to serve as the new independent Lead Director following Mr. Walsh’s retirement. Upon the recommendation of the Board, the Company’s Shareholders approved a reduction in the number of Board seats to ten, down from eleven, at the May 2024 annual general meeting. Following the May 2024 annual general meeting, 30% of the Board, or three of ten Directors, are women.

Company Diversity

One of the five Company executives at the level of Vice President and above, or 20% of Company executives, is female. Overall, of the Company’s thirteen employees as of March 6, 2025, seven, or 54%, are women, and one of the thirteen, or 8%, self-identifies as a member of a racial or ethnic minority. The Company’s written policies regarding the representation and selection of women at the Company and executive level are described below. For the reasons explained, the Board and the Company determined not to adopt specific representation targets for women at the executive level.

Management Diversity, Equity and Inclusion Statement

Empowering every employee to be their best, affording every employee the opportunity to make a difference, and giving every employee a chance to be heard are core Company values. Selection of individuals for executive and other positions with the Company is guided by the Company’s Diversity, Equity and Inclusion Statement (provided below), and the Company’s policy which prohibits discrimination and harassment in any aspect of employment based on race, color, religion, ancestry, national origin, ethnicity, age, gender, pregnancy, genetic information (including of a family member), marital status, parenthood, disability, veteran status, sexual orientation, gender identity, gender expression or other protected status. The Company’s Board and management acknowledge the importance of all aspects of diversity including gender, race, ethnic origin, business skills and experience, because it is right to do so and because it is good for our business. When considering candidates for executive positions, the Board’s evaluation takes into account the broadest possible assessment of each candidate’s skills and background with the overriding objective of ensuring that the Company has the appropriate balance of skills, experience, and capacity that the Company needs to be successful. In the context of this overriding objective, the Company has determined not to set targets for the percentage of women, or other aspects of diversity, in executive officer positions.

Company management adopted the following Diversity, Equity and Inclusion Statement applicable to employees in 2021 which remains in effect:

NOVAGOLD RESOURCES INC. (“NOVAGOLD”) is committed to fostering, cultivating, and preserving a culture of diversity, equity and inclusion.

Our employees are one of the most valuable assets we have. The collective sum of the individual differences, life experiences, knowledge, inventiveness, innovation, self-expression, unique capabilities, and talent that our employees invest in their work represents a significant part of our culture, reputation, and NOVAGOLD’s achievements.

NOVAGOLD is dedicated to creating an inclusive work environment for everyone. We embrace and celebrate the unique experiences, perspectives, and cultural backgrounds that each employee brings to our workplace. NOVAGOLD strives to foster an environment where our employees feel respected, valued and empowered, and our team members are at the forefront in helping us promote and sustain an inclusive workplace.

NOVAGOLD’s diversity initiatives are applicable—but not limited—to our practices and policies on recruitment and selection; compensation and benefits; professional development and training; promotions; and the ongoing development of a work

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environment built on the premise of gender and diversity equity. To that end, we seek out qualified diverse candidates to encourage them to apply for open positions, either from within or outside of the Company. We also seek out opportunities to develop a pipeline of qualified diverse candidates in a particular profession when we are unable to find them ourselves.
We encourage:

•	Respectful communication and cooperation among all employees.

•	Teamwork and employee participation, fostering the representation of all employee perspectives.

•	Work/life balance through flexible work schedules to accommodate employees’ varying needs.

•	Learning about and, where appropriate, providing assistance in the communities near NOVAGOLD’s projects to promote a greater understanding and respect for diversity in those communities.
Employees who believe they have been subjected to any kind of discrimination that conflicts with the company’s diversity policy and initiatives should seek assistance from a supervisor or an HR representative.
Board Service Policy
The Board has adopted a policy to limit the number of outside public company boards on which Company directors may serve. The Board Service Policy provides that Company directors who serve as the CEO of a public company may serve only on NOVAGOLD’s Board and on one other public company board (presumably the board of the company where they serve as CEO). Company Directors who do not serve as the CEO of a public company may serve on no more than four public company boards in addition to serving on NOVAGOLD’s Board. The Board Service Policy allows the Governance and Nominations Committee to consider whether there are factors related to an incumbent Director’s or candidate’s other board or executive obligations that warrant a waiver of the limitations established by the Board Service Policy. Any such waiver must be approved by the Board. All Company Directors and nominees are in compliance with the Board Service Policy. A copy of the Board Service Policy can be found on the Company website at:
www.novagold.com
under the Governance tab.
Insider Trading Policy
The Board has adopted an Insider Trading Policy applicable to all Directors and employees. This policy was updated in fiscal year 2023 to ensure compliance with an amendment to the SEC Rule
10b5-1.
The Insider Trading Policy prohibits Directors and employees from trading in the Company’s securities during blackout periods and while in possession of material non-public
information about the Company. It also discusses requirements applicable to Directors and certain officers regarding obligations to report their transactions in the Company’s securities. A copy of the Insider Trading Policy can be found on the Company website at:
www.novagold.com
under the Governance tab.
Policy on Granting Equity Awards
The Board has adopted a policy setting out the Board’s practices and procedures in granting equity awards. The policy establishes the authority for recommending and granting equity awards, the procedures for when equity awards are typically granted, the periods during which they will not be granted, how the terms of equity award grants are established and recorded, and how errors in the granting of equity awards may be corrected. The policy does not apply to regular grants of DSUs made as compensation for any portion of a non-executive
Director’s annual retainer, nor does it apply to the Company’s matching contributions to purchases of Common Shares pursuant to an employee’s participation in the Company’s Employee Stock Purchase Plan. A copy of the Policy on Granting Equity Awards can be found on the Company website at:
www.novagold.com
under the Governance tab.
Anti-Corruption, Anti-Bribery, Anti-Fraud Policy
The Company is committed to protecting its reputation, revenues, assets and information from corruption, bribery, fraud, deceit or other improper conduct by directors, officers, employees or agents. The Board has adopted a Code of Business Conduct and Ethics (described in the section titled “Ethical Business Conduct” above) which embodies NOVAGOLD’s commitment to conduct its business in accordance with all applicable laws, rules and regulations and the highest ethical standards. The Anti-Corruption, Anti-Bribery, Anti-Fraud Policy sets

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out NOVAGOLD’s expectations and requirements relating to the prohibition, recognition, reporting, and investigation of suspected corruption, bribery, fraud, deceit, or other improper conduct. A copy of the Anti-Corruption, Anti-Bribery, Anti-Fraud Policy is available on the Company website at:
www.novagold.com
under the Governance tab.
Anti-Hedging and Anti-Pledging Policy
Pursuant to our Insider Trading Policy, Directors and all employees, including our executive officers, are prohibited from engaging in hedging transactions with respect to our securities. The policy’s prohibition applies broadly and is not limited to certain types of hedging transactions. In addition, holding our securities in margin accounts or otherwise pledging our securities for a loan are also prohibited.
Incentive Compensation Recovery Policy
The Company’s Incentive Compensation Recovery Policy states that in the event the Company is required to prepare an accounting restatement of its financial statements due to material noncompliance with any financial reporting requirement under applicable securities laws, at the Board’s direction, the Company will seek to recover any incentive compensation awarded or paid to a NEO for a fiscal year if the result of a performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. If the Board determines in good faith that a NEO engaged in Detrimental Conduct (as defined in the Incentive Compensation Recovery Policy), the Board may direct the Company to recover all or a portion of such executive’s incentive compensation awards. A copy of the Incentive Compensation Recovery Policy can be found on the Company website at:
www.novagold.com
under the Governance tab.
Human Rights Policy
NOVAGOLD is committed to having a positive influence in the communities where we operate, which includes ensuring that we respect human rights. The Board has adopted a Human Rights Policy that acknowledges that while the primary duty to protect and secure human rights rests with government, NOVAGOLD accepts and embraces the duty of business to respect human rights as defined in Universal Declaration of Human Rights, the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work, the United Nations Global Compact and the United Nations Guiding Principles on Business and Human Rights. NOVAGOLD has identified ten areas of salient human rights risks associated with our business activities and relationships based on management’s experience in the gold mining industry, through engagement with stakeholders potentially affected by our operations, and through interaction with the Native Alaskan people who own, occupy, or use the lands on which our Donlin Gold project is located and lands that may otherwise be impacted by the project. A complete copy of the Human Rights Policy is available on the Company website at:
www.novagold.com
under the Governance tab.
Environmental, Social and Governance Matters
NOVAGOLD recognizes the importance of considering environmental, social and governance (ESG) issues as we develop the Donlin Gold project in conjunction with our co-owner, Donlin Gold LLC, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), and as we operate the Company on a day-to-day
basis for the benefit of our Shareholders, our employees and our other stakeholders. In addition to other items described in this Circular, below are some of the actions the Company is taking to meet these commitments:

•
The Company’s Sustainability Committee is composed of Directors with knowledge and experience in the areas of environmental stewardship, permitting and compliance, social license, climate change and biodiversity considerations, and worker safety. The Engineering and Technical Committee comprises Directors with technical expertise in the permitting, planning, development, and safe operation of large mines. While the Board is ultimately responsible for oversight of the Company’s ESG performance, the Sustainability Committee reviews the Company’s environmental and social progress and performance at every meeting and provides strategic direction to management on these matters. The Sustainability Committee provides a report at each regular Board meeting.

•
NOVAGOLD actively participates in the development and implementation of the Donlin Gold LLC Community Development and Strategic Plan, which includes guiding principles around establishing trust and key initiatives to educate and engage stakeholders, invest in communities, and monitor and evaluate the environment in the
Y-K
region in conjunction with Donlin Gold LLC’s Native Corporation partners, Calista and TKC. Donlin Gold LLC’s strategic investment priorities in the
Y-K
region include: 1) environmental concerns & stewardship; 2) community and economic development; 3) cultural traditions; 4) education and workforce development; 5)

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health, safety & wellness; and 6) community and partner engagement. NOVAGOLD assists Donlin Gold LLC with their overall community outreach planning and execution. NOVAGOLD also provides support to Donlin Gold LLC to emphasize local hire of individuals and suppliers for the project in accordance with Donlin Gold LLC’s agreements with Calista and TKC.

•

NOVAGOLD focuses on the health and safety of our employees and those at Donlin Gold LLC, including contractors. Donlin Gold LLC also invests in community safety programs in the Y-K region. Our goal is zero lost time incidents in 2025 at Donlin Gold, and to accomplish that we work with Donlin Gold LLC to develop and implement comprehensive health and safety training programs for all Donlin Gold LLC employees and contractors prior to any field program start-up, and we continuously monitor and report on the effectiveness of the programs, including Donlin Gold LLC and contractor safety performance.

•

NOVAGOLD supports a project development plan for Donlin Gold that considers risks and opportunities in all phases: exploration, development, operation, and closure and reclamation. We work with local communities and Calista and TKC, who offer a wealth of traditional knowledge about the local environment, which we incorporate into the development of the location, layout and design of the project infrastructure to avoid sensitive and culturally important habitats, resources and landscapes while enhancing the project’s efficiencies.

•

NOVAGOLD continues to work with Donlin Gold LLC to improve environmental conditions in the Y-K region. In 2025 we will continue to work with Donlin Gold LLC to invest in a range of environmental and community infrastructure projects in villages throughout the Y-K region.

•	At NOVAGOLD, we will continue to engage with our Shareholders, consider their perspectives, and make changes to our practices as appropriate when it comes to corporate governance matters.

•

We will continue to offer NOVAGOLD’s employees benefits that enable them to stay healthy, maintain a work-life balance, and plan for retirement. These benefits currently include: i) comprehensive health and wellness benefits, ii) retirement savings programs, iii) life insurance and income protection benefits, iv) holiday and time-off benefits, v) flexibility to help balance work and family responsibilities, vi) opportunities to develop professional skills and knowledge, and vii) opportunities to become NOVAGOLD shareholders through our employee stock purchase plan, PSU plan and Stock Award plan.

Climate Change and Carbon Footprint Considerations

NOVAGOLD recognizes that climate change is underway and could potentially pose risks to the Company’s project. NOVAGOLD also recognizes that the Donlin Gold project must be constructed and operated in an efficient manner that not only ensures compliance with our project permits but minimizes the impact to the environment. At present, NOVAGOLD does not have any mines under construction or in operation; however, as part of our planning for eventual construction and operation we do consider how climate change might impact our assets under development and how we can minimize our carbon footprint. As such, the Company adopted the Climate Change Policy described below. The Donlin Gold project received a Joint Record of Decision from the U.S. Army Corps of Engineers (the “Corps”) and the U.S. Bureau of Land Management in August 2018. The Corps issued a final Environmental Impact Statement for Donlin Gold in April 2018 that includes a thorough environmental analysis, including the potential impacts of climate change on the project and climate change impacts associated with the project and related effects on the environment. Both documents are available for review at www.donlingoldeis.com.

Climate Change Policy

The Company’s Climate Change Policy sets out the approach taken by NOVAGOLD to address its contribution to and the impacts of climate change with reference to its operations. The Climate Change Policy forms the basis of an iterative process of policy development in line with the relative position and size of the Company, the stage of development of the Company’s assets, and the evolution of knowledge, technology, and innovative solutions in response to climate change. The commitments made in the Climate Change Policy apply to the activities of NOVAGOLD and its subsidiaries and partnerships in relation to NOVAGOLD’s ownership share in all assets. At joint ventures where NOVAGOLD does not have full operational control the Climate Change Policy will be used to guide NOVAGOLD’s approach, though it is acknowledged that the Climate Change Policy may not be applied if an individual site has its own policy in place. While NOVAGOLD recognizes that it is appropriate for each of its operations to have individual targets and commitments, NOVAGOLD expects all its subsidiaries and partnerships to adhere to the commitments outlined in the Climate Change Policy. A complete copy of the Climate Change Policy is available on the Company website at: www.novagold.com under the Governance tab.

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Biodiversity Policy

NOVAGOLD recognizes that biodiversity and ecosystem loss pose a significant risk about which our stakeholders are increasingly concerned. NOVAGOLD is mindful that, if improperly managed, activities associated with mining can negatively impact biodiversity; NOVAGOLD is also mindful of the dependence on healthy ecosystems to maintain a successful business. NOVAGOLD’s Biodiversity Policy sets out the Company’s approach to address its potential impacts on biodiversity and ecosystem services with reference to all its operations. The commitments made in the Biodiversity Policy apply to the activities of NOVAGOLD and its subsidiaries and affiliates in relation to NOVAGOLD’s ownership share. While it is acknowledged that it is appropriate for each of NOVAGOLD’s assets to have individual targets and commitments, it is expected that all subsidiaries and affiliates will generally adhere to the commitments outlined in the Biodiversity Policy. A complete copy of the Biodiversity Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Integrated Risk Management Policy

In August 2022 the Board adopted an Integrated Risk Management Policy as part of a holistic update to its approach to proactively acknowledging, understanding, prioritizing and managing risks and opportunities across all company activities. NOVAGOLD monitors and manages risks and opportunities dynamically as their context changes. NOVAGOLD’s CFO is responsible for ensuring that risk management activities are effectively and actively resourced, and the CFO is supported in his risk management role by the Company’s executive team. The Audit Committee is responsible for assuring effective management of risk on behalf of the Board. A complete copy of the Integrated Risk Management Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Corporate Disclosure Policy

NOVAGOLD is committed to providing fair and equal access to information that may affect the investment decisions of security holders and the public. The goal of the Corporate Disclosure Policy is to raise awareness of the Company’s approach to disclosure, to promote compliance among the Board, management, employees, consultants and any other insiders, and to ensure that NOVAGOLD’s disclosure practices remain consistent at all levels. The Corporate Disclosure Policy was adopted to ensure that all communications to shareholders and the investing public about the Company and its subsidiaries are: a) complete, factual, accurate and timely, and b) broadly disseminated in accordance with all applicable legal and regulatory requirements. The Board most recently approved an update to the policy in January 2024. A copy of the Corporate Disclosure Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Other Board Committees

In addition to the Audit Committee, Compensation Committee, Corporate Governance and Nominations Committee, Engineering and Technical Committee, and Sustainability Committee, the Board may appoint special committees from time to time with respect to specific matters.

Assessments

The Corporate Governance and Nominations Committee, with the assistance of outside counsel, regularly circulates a Board assessment questionnaire to all Directors requesting information about the effectiveness of the Board and each committee, as well as about the interaction between the Board and Company management. The assessment expressly addresses the organization and management of the Board, including its overall composition as well as the composition of each committee; the conduct of Board meetings, including management’s preparation for and participation in those meetings; the clarity and appropriateness of each Board committee’s charter; the performance of the Board with respect to a broad range of functions, including appointment and oversight of management, development and implementation of the Company’s business strategies, risk management, and regulatory reporting compliance; and Board compensation. The questionnaire also requests evaluation of the competencies and skills each Director is expected to bring to their particular role on the Board or on a committee, as well as any other relevant facts. Completed assessment questionnaires are returned to the Company’s outside counsel to protect the anonymity of the responder, thus encouraging honest and open responses. Outside counsel presents a summary of the questionnaire responses to the Corporate Governance and Nominations Committee Chair who then

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES

presents the summary to the Board and management as appropriate. The most recent Board assessment was conducted in January and February 2024 and the results were presented to the Board for discussion at its May 2024 meeting. The Corporate Governance and Nominations Committee anticipates conducting another Board assessment during the summer of 2025.

The Board is responsible for selecting and appointing executive officers and senior management and for monitoring their performance. The performance of senior management is measured annually against pre-set objectives. The Corporate Governance and Nominations Committee is responsible for overseeing the development and implementation of a process for assessing the effectiveness of the Board, its committees and its members.

Majority Voting Policy

See “Matters to be Acted Upon at Meeting – Election of Directors” for a description of the Company’s Majority Voting Policy.

Compensation Committee Interlocks and Insider Participation

The Board has a Compensation Committee, as more fully described under the heading “Compensation Discussion and Analysis”.

None of the Compensation Committee members is or has been an executive officer or employee of the Company or any of its subsidiaries. No executive officer of the Company is or has been a director or member of the compensation committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Company.

Shareholder Communication with the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member or to the Board generally c/o Blake, Cassels & Graydon LLP, Attn: Corporate Secretary, NOVAGOLD RESOURCES INC., 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC, V6E 4E5, Canada. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular Board member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys, and questionnaires, and resumes or other job inquiries, not be forwarded.

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OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the person named in the proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the Company’s website at www.novagold.com, on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The Company will furnish to Shareholders, free of charge, a hard copy of the Company’s financial statements and management’s discussion and analysis and/or a hard copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2024, upon request to Investor Relations at NOVAGOLD RESOURCES INC., 400 Burrard Street, Suite 1860, Vancouver, British Columbia, V6C 3A6, Canada, Telephone 604-669-6227, Toll-Free 866-669-6227, Fax 604-669-6272. Financial information is provided in the Company’s annual financial statements and management’s discussion and analysis for its most recently completed fiscal year.

OTHER MATERIAL FACTS

There are no other material facts to the knowledge of the Board relating to the matters for which this Circular is issued which are not disclosed herein.

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SHAREHOLDER PROPOSALS

Pursuant to the rules of the SEC, shareholder proposals intended to be presented at the 2026 annual meeting of the Shareholders of the Company, and to be included in the Company’s proxy materials for the 2026 annual meeting of the Shareholders of the Company, must be received by us at our office in Vancouver, British Columbia by no later than November 24, 2025, which is approximately 120 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year’s annual meeting of the Shareholders of the Company, if such proposals are to be considered timely. If the date of the next annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting of the Shareholders of the Company, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy, is a reasonable time before we begin to print and mail proxy circular materials. The inclusion of any shareholder proposal in the proxy materials for the 2026 annual meeting of the Shareholders of the Company will be subject to the applicable rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act.

The Company’s Articles do not provide a method for a shareholder to submit a proposal for consideration at the 2026 annual general meeting of the Shareholders. However, the BCBCA, in Part 5, Division 7, “Shareholder Proposals”, sets forth the procedure by which a person who:

a)	is a registered owner or beneficial owner of one or more shares of the Company that carry the right to vote at general meetings; and

b)	has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal,

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company (a “proposal”).

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be:

•

supported in writing by holders of shares that, in the aggregate, either (i) constitute at least 1% of the issued shares of the Company that carry the right to vote at general meetings; or (ii) have a fair market value of C$2,000;

•	accompanied by a declaration containing certain prescribed information; and

•	submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting.

Pursuant to the advance notice provisions of the Articles of the Company, shareholder director nominations must be made not less than 30 days prior to the date of an annual meeting, or if the Company has implemented “notice-and-access” (as defined in National Instrument 54-101) for the meeting, not less than 40 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice of a shareholder director nomination may be made not later than the close of business on the tenth day following such public announcement. To comply with the universal proxy rules, shareholders who intend to solicit proxies for shareholder director nominations must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 16, 2026. Shareholder director nominations must be made by a registered owner or beneficial owner of shares of the Company entitled to vote at the annual meeting. The notice of a shareholder director nomination must be delivered to the Company Secretary in writing and must contain certain prescribed information as specified in the Company’s Articles.

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HOUSEHOLDING

The SEC’s rules permit the Company to deliver a single set of proxy materials to one address shared by two or more Shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. The Company has delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless the Company has received contrary instructions from any Shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (866) 540-7095, or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record, or Broadridge at the phone number or address listed above.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents and the sending of the Circular have been approved by the Board.

By Order of the Board of Directors of

NOVAGOLD RESOURCES INC.

Gregory A. Lang

President and Chief Executive Officer

Vancouver, British Columbia

March 24, 2025

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QUESTIONS? NEED HELP VOTING?

SCAN ME

CONTACT US

North American
Toll Free Number

1.866.228.8818

Website: www.NOVAGOLDAGM.com

E-mail: contactus@kingsdaleadvisors.com

Fax: 1.416.867.2271

Toll Free Facsimile: 1.866.545.5580

Outside North America, Banks and Brokers

Call Collect or Text: 1.416.623.2514

KINGSDALE Advisors

NOVAGOLD RESOURCES INC. 201 SOUTH MAIN STREET, SUITE 400 SALT LAKE CITY, UT 84111 USA SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:00 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62188-P25710 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NOVAGOLD RESOURCES INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Dr. Elaine Dorward-King 1b. Dr. Diane Garrett 1c. Dr. Thomas Kaplan 1d. Hume Kyle 1e. Gregory Lang 1f. Kalidas Madhavpeddi 1g. Kevin McArthur 1h. Daniel Muñiz Quintanilla 1i. Ethan Schutt 1j. Dawn Whittaker See disclosure under the heading “Election of Directors” as set out in the Company’s Management Information Circular dated March 24, 2025. 2. Appointment of Auditors For Withhold Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company until the next Annual General Meeting or until a successor is appointed and authorizing the Directors through the Audit Committee to fix their remuneration. See disclosure under the heading “Appointment of Auditors” as set out in the Company’s Management Information Circular dated March 24, 2025. 3. Approval of Non-Binding Advisory Vote on Executive Compensation For Against Abstain Approval of a non-binding resolution approving the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 24, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and NI Card are available at www.proxyvote.com. V62189-P25710 NOVAGOLD RESOURCES INC. Annual Meeting of Shareholders May 15, 2025 1:00 PM PDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Gregory Lang and Tricia Pannier, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVAGOLD RESOURCES INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM, PDT on May 15, 2025, at the virtual meeting hosted by Broadridge, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side